EXHIBIT 99

                             STRUCTURAL TERM SHEETS



GSAL0301 - Price/Yield - A1

Balance    $118,614,000.00  Delay         0                4MoLibor         1.28
Coupon     1.23938          Dated         4/24/03
Settle     4/24/03          First Payment 5/15/03

Price        .5ABS,        1ABS,      1.5ABS,      1.8ABS,       2ABS,
              Call          Call        Call         Call         Call
           --------------------------------------------------------------
99-22        2.005         2.164        2.328         2.438         2.506 Yield
99-22           73            88          105           116           123
         ---------------------------------------------------------------
99-24        1.856         1.983        2.114         2.202         2.256 Yield
99-24           58            70           83            92            98 Spread
         ---------------------------------------------------------------
99-26        1.708         1.803        1.901         1.966         2.007 Yield
99-26           43            52           62            69            73 Spread
         ---------------------------------------------------------------
99-28        1.559         1.623        1.688         1.732         1.759 Yield
99-28           28            34           41            45            48 Spread
         ---------------------------------------------------------------
99-30        1.411         1.443        1.475         1.497         1.511 Yield
99-30           13            16           20            22            23 Spread
         ---------------------------------------------------------------
100-00       1.263         1.263        1.263         1.263         1.263 Yield
100-00          -2            -2           -2            -2            -2 Spread
         ---------------------------------------------------------------
100-02       1.116         1.084        1.052          1.03         1.016 Yield
100-02         -16           -20          -23           -25           -26 Spread
          ---------------------------------------------------------------
100-04       0.968         0.905         0.84         0.797          0.77 Yield
100-04         -31           -38          -44           -48           -51 Spread
         ---------------------------------------------------------------
100-06       0.821         0.727        0.629         0.564         0.524 Yield
100-06         -46           -55          -65           -72           -76 Spread
         ---------------------------------------------------------------
100-08       0.674         0.548        0.419         0.332         0.279 Yield
100-08         -61           -73          -86           -95          -100 Spread
         ---------------------------------------------------------------
100-10       0.527          0.37        0.209         0.101         0.034 Yield
100-10         -75           -91         -107          -118          -125 Spread
         ------------------------------------------------------- --------

WAL           0.42          0.35         0.29          0.27          0.25
Principal     May03 -       May03 -      May03 -       May03 -       May03 -
Window        Feb04         Jan04        Nov03         Nov03         Oct03
Curve as of 4/7/03

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAL0301 - Price/Yield - A2

Balance    $138,336,000.00                Delay         0
Coupon     1.39                           Dated         4/24/03
Settle     4/24/03                        First Payment 5/15/03

Price        .5ABS,          1ABS,        1.5ABS,      1.8ABS,       2ABS,
              Call            Call          Call         Call         Call
           ---------------------------------------------------------------
99-22         1.614          1.661        1.716        1.751        1.777 Yield
99-22             6             25           42           47           50 Spread
           ---------------------------------------------------------------
99-24          1.57          1.608        1.652        1.681        1.701 Yield
99-24             2             20           35           40           43 Spread
           ---------------------------------------------------------------
99-26         1.527          1.556        1.588         1.61        1.625 Yield
99-26            -3             14           29           33           35 Spread
           ---------------------------------------------------------------
99-28         1.484          1.503        1.525        1.539        1.549 Yield
99-28            -7              9           23           26           28 Spread
           ---------------------------------------------------------------
99-30         1.441           1.45        1.461        1.469        1.474 Yield
99-30           -11              4           16           19           20 Spread
           ---------------------------------------------------------------
100-00        1.398          1.398        1.398        1.398        1.398 Yield
100-00          -16             -1           10           12           13 Spread
           ---------------------------------------------------------------
100-02        1.355          1.346        1.335        1.328        1.323 Yield
100-02          -20             -7            4            5            5 Spread
           ---------------------------------------------------------------
100-04        1.312          1.293        1.271        1.257        1.247 Yield
100-04          -24            -12           -3           -2           -3 Spread
           ---------------------------------------------------------------
100-06        1.269          1.241        1.208        1.187        1.172 Yield
100-06          -29            -17           -9          -10          -10 Spread
           ---------------------------------------------------------------
100-08        1.226          1.189        1.145        1.117        1.096 Yield
100-08          -33            -22          -15          -17          -18 Spread
           ---------------------------------------------------------------
100-10        1.183          1.137        1.082        1.046        1.021 Yield
100-10          -37            -27          -22          -24          -25 Spread
           ---------------------------------------------------------------

WAL            1.48           1.21         1.00         0.90         0.84
Principal      Feb04 -        Jan04 -      Nov03 -      Nov03 -      Oct03 -
Window         Jun05          Feb05        Oct04        Aug04        Jul04

Curve as of 4/7/03

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAL0301 - Price/Yield - A3

Balance    $124,956,000.00           Delay         0
Coupon     1.95                      Dated         4/24/03
Settle     4/24/03                   First Payment 5/15/03

Price         .5ABS,        1ABS,      1.5ABS,      1.8ABS,        2ABS,
                Call         Call         Call         Call         Call
           --------------------------------------------------------------
99-22          2.168        2.187        2.212         2.23        2.244 Yield
99-22            -19            5           30           45           54 Spread
           --------------------------------------------------------------
99-24          2.144        2.159         2.18        2.194        2.205 Yield
99-24            -21            3           27           41           50 Spread
           --------------------------------------------------------------
99-26          2.121        2.132        2.147        2.158        2.166 Yield
99-26            -24            0           24           38           46 Spread
           --------------------------------------------------------------
99-28          2.098        2.105        2.115        2.123        2.128 Yield
99-28            -26           -3           21           34           42 Spread
           --------------------------------------------------------------
99-30          2.074        2.078        2.083        2.087        2.089 Yield
99-30            -28           -5           17           30           38 Spread
           --------------------------------------------------------------
100-00         2.051        2.051        2.051        2.051        2.051 Yield
100-00           -31           -8           14           27           35 Spread
           --------------------------------------------------------------
100-02         2.027        2.024        2.019        2.015        2.012 Yield
100-02           -33          -11           11           23           31 Spread
           --------------------------------------------------------------
100-04         2.004        1.997        1.986        1.979        1.974 Yield
100-04           -35          -14            8           20           27 Spread
           --------------------------------------------------------------
100-06         1.981        1.969        1.954        1.943        1.935 Yield
100-06           -38          -16            4           16           23 Spread
           --------------------------------------------------------------
100-08         1.957        1.942        1.922        1.908        1.897 Yield
100-08           -40          -19            1           12           19 Spread
           --------------------------------------------------------------
100-10         1.934        1.915         1.89        1.872        1.859 Yield
100-10           -42          -22           -2            9           15 Spread
           --------------------------------------------------------------

WAL             2.78         2.39         2.00         1.79         1.67
Principal      Jun05 -      Feb05 -      Oct04 -      Aug04 -      Jul04 -
Window         Sep06        May06        Nov05        Aug05        Jun05

Curve as of 4/7/03

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAL0301 - Price/Yield - A4

Balance    $114,082,000.00           Delay                   0
Coupon     2.584                     Dated             4/24/03
Settle     4/24/03                   First Payment     5/15/03

Price         .5ABS,        1ABS,      1.5ABS,      1.8ABS,        2ABS,
                Call         Call         Call         Call         Call
           --------------------------------------------------------------
99-22          2.781        2.789        2.802        2.814        2.823 Yield
99-22            -18           -1           25           43           56 Spread
           --------------------------------------------------------------
99-24          2.764         2.77        2.781         2.79        2.798 Yield
99-24            -20           -2           23           41           54 Spread
           --------------------------------------------------------------
99-26          2.747        2.752         2.76        2.767        2.773 Yield
99-26            -22           -4           20           38           51 Spread
           --------------------------------------------------------------
99-28          2.731        2.734        2.739        2.744        2.747 Yield
99-28            -23           -6           18           36           49 Spread
           --------------------------------------------------------------
99-30          2.714        2.715        2.718         2.72        2.722 Yield
99-30            -25           -8           16           34           46 Spread
           --------------------------------------------------------------
100-00         2.697        2.697        2.697        2.697        2.697 Yield
100-00           -27          -10           14           31           44 Spread
           --------------------------------------------------------------
100-02          2.68        2.679        2.676        2.674        2.672 Yield
100-02           -28          -12           12           29           41 Spread
           --------------------------------------------------------------
100-04         2.664        2.661        2.655        2.651        2.647 Yield
100-04           -30          -13           10           27           39 Spread
           --------------------------------------------------------------
100-06         2.647        2.642        2.634        2.627        2.622 Yield
100-06           -32          -15            8           24           36 Spread
           --------------------------------------------------------------
100-08          2.63        2.624        2.613        2.604        2.597 Yield
100-08           -33          -17            6           22           34 Spread
           --------------------------------------------------------------
100-10         2.613        2.606        2.592        2.581        2.572 Yield
100-10           -35          -19            4           20           31 Spread
           --------------------------------------------------------------

WAL             3.98         3.63         3.14         2.83         2.61
Principal      Sep06 -      May06 -      Nov05 -      Aug05 -      Jun05 -
Window         Jul07        Mar07        Sep06        May06        Feb06

Curve as of 4/7/03

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAL0301 - Price/Yield - B

Balance    $17,148,000.00            Delay                   0
Coupon     2.495                     Dated             4/24/03
Settle     4/24/03                   First Payment     5/15/03

Price         .5ABS,        1ABS,      1.5ABS,      1.8ABS,        2ABS,
                Call         Call         Call         Call         Call
           --------------------------------------------------------------
99-22          2.721        2.737         2.76        2.777        2.791 Yield
99-22             36           57           81           95          105 Spread
           --------------------------------------------------------------
99-24          2.697         2.71        2.728        2.742        2.753 Yield
99-24             34           55           78           92          101 Spread
           --------------------------------------------------------------
99-26          2.673        2.683        2.697        2.707        2.715 Yield
99-26             32           52           75           88           98 Spread
           --------------------------------------------------------------
99-28          2.649        2.656        2.665        2.672        2.677 Yield
99-28             29           49           71           85           94 Spread
           --------------------------------------------------------------
99-30          2.626        2.629        2.634        2.637         2.64 Yield
99-30             27           47           68           81           90 Spread
           --------------------------------------------------------------
100-00         2.602        2.602        2.602        2.602        2.602 Yield
100-00            24           44           65           78           86 Spread
           --------------------------------------------------------------
100-02         2.578        2.575        2.571        2.567        2.564 Yield
100-02            22           41           62           74           82 Spread
           --------------------------------------------------------------
100-04         2.555        2.548        2.539        2.532        2.527 Yield
100-04            20           39           59           71           79 Spread
           --------------------------------------------------------------
100-06         2.531        2.521        2.508        2.497        2.489 Yield
100-06            17           36           56           67           75 Spread
           --------------------------------------------------------------
100-08         2.507        2.495        2.476        2.462        2.452 Yield
100-08            15           33           53           64           71 Spread
           --------------------------------------------------------------
100-10         2.484        2.468        2.445        2.427        2.414 Yield
100-10            13           31           49           60           67 Spread
           --------------------------------------------------------------

WAL             2.78         2.44         2.07         1.86         1.72
Principal      Jun04 -      Mar04 -      Jan04 -      Jan04 -      Dec03 -
Window         Jul07        Mar07        Sep06        May06        Feb06

Curve as of 4/7/03

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAL0301 - Price/Yield - C

Balance    $9,233,000.00             Delay                   0
Coupon     3.477                     Dated             4/24/03
Settle     4/24/03                   First Payment     5/15/03

Price         .5ABS,        1ABS,      1.5ABS,      1.8ABS,        2ABS,
                Call         Call         Call         Call         Call
           --------------------------------------------------------------
99-22          3.716        3.735        3.761        3.781        3.795 Yield
99-22            149          170          193          207          215 Spread
           --------------------------------------------------------------
99-24          3.689        3.705        3.726        3.741        3.753 Yield
99-24            146          167          189          203          211 Spread
           --------------------------------------------------------------
99-26          3.663        3.675         3.69        3.702        3.711 Yield
99-26            143          164          186          199          207 Spread
           --------------------------------------------------------------
99-28          3.637        3.645        3.655        3.663        3.669 Yield
99-28            141          161          182          195          203 Spread
           --------------------------------------------------------------
99-30          3.611        3.615         3.62        3.624        3.627 Yield
99-30            138          158          179          191          198 Spread
           --------------------------------------------------------------
100-00         3.585        3.585        3.585        3.585        3.585 Yield
100-00           136          155          175          187          194 Spread
           --------------------------------------------------------------
100-02         3.558        3.555        3.549        3.545        3.543 Yield
100-02           133          152          172          183          190 Spread
           --------------------------------------------------------------
100-04         3.532        3.525        3.514        3.506        3.501 Yield
100-04           130          149          168          179          186 Spread
           --------------------------------------------------------------
100-06         3.506        3.495        3.479        3.467        3.459 Yield
100-06           128          146          165          175          182 Spread
           --------------------------------------------------------------
100-08          3.48        3.465        3.444        3.428        3.417 Yield
100-08           125          143          161          171          177 Spread
           --------------------------------------------------------------
100-10         3.454        3.435        3.409        3.389        3.375 Yield
100-10           122          140          157          167          173 Spread
           --------------------------------------------------------------

WAL             2.56         2.22         1.88         1.68         1.56
Principal      Jun04 -      Apr04 -      Feb04 -      Jan04 -      Dec03 -
Window         Apr07        Jan07        Jul06        Mar06        Dec05

Curve as of 4/7/03

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



Sequential 24 mos -- To call [Class B]
WAL                 2.428


      Period          Date            Principal           Interest          Cash Flow           Balance         Begin
                                                                                                                Notional
                                                                                                                Balance

Total                              17,148,000.00       1,100,068.28      18,248,068.28

         0          24-Apr-03                  0                  0                  0      17,148,000.00                 0
         1          15-May-03                  0          26,427.93          26,427.93      17,148,000.00     17,148,000.00
         2          15-Jun-03                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
         3          15-Jul-03                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
         4          15-Aug-03                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
         5          15-Sep-03                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
         6          15-Oct-03                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
         7          15-Nov-03                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
         8          15-Dec-03                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
         9          15-Jan-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        10          15-Feb-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        11          15-Mar-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        12          15-Apr-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        13          15-May-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        14          15-Jun-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        15          15-Jul-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        16          15-Aug-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        17          15-Sep-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        18          15-Oct-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        19          15-Nov-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        20          15-Dec-04                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        21          15-Jan-05                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        22          15-Feb-05                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        23          15-Mar-05                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        24          15-Apr-05                  0          37,754.18          37,754.18      17,148,000.00     17,148,000.00
        25          15-May-05       7,357,576.34          37,754.18       7,395,330.52       9,790,423.66     17,148,000.00
        26          15-Jun-05       2,699,740.95          21,555.25       2,721,296.20       7,090,682.71      9,790,423.66
        27          15-Jul-05         411,855.52          15,611.32         427,466.83       6,678,827.20      7,090,682.71
        28          15-Aug-05         400,743.03          14,704.55         415,447.58       6,278,084.17      6,678,827.20
        29          15-Sep-05         389,522.89          13,822.25         403,345.14       5,888,561.28      6,278,084.17
        30          15-Oct-05         378,194.17          12,964.65         391,158.82       5,510,367.11      5,888,561.28
        31          15-Nov-05         366,755.97          12,131.99         378,887.96       5,143,611.14      5,510,367.11
        32          15-Dec-05         355,207.33          11,324.52         366,531.85       4,788,403.81      5,143,611.14
        33          15-Jan-06         343,547.34          10,542.47         354,089.80       4,444,856.47      4,788,403.81
        34          15-Feb-06         331,775.03           9,786.09         341,561.12       4,113,081.44      4,444,856.47
        35          15-Mar-06         319,889.46           9,055.63         328,945.09       3,793,191.98      4,113,081.44
        36          15-Apr-06         307,889.67           8,351.34         316,241.01       3,485,302.32      3,793,191.98
        37          15-May-06         295,774.68           7,673.47         303,448.16       3,189,527.63      3,485,302.32
        38          15-Jun-06         489,391.21           7,022.28         496,413.49       2,700,136.42      3,189,527.63
        39          15-Jul-06         744,210.15           5,944.80         750,154.95       1,955,926.27      2,700,136.42
        40          15-Aug-06         709,999.90           4,306.30         714,306.20       1,245,926.37      1,955,926.27
        41          15-Sep-06       1,245,926.37           2,743.11       1,248,669.48                  0      1,245,926.37


(TABLE CONTINUED)

      Period          Date           End               Princ        Accrued      Interest            Accum              Coupon
                                     Notional          Writedown    Interest    Shortfall           Interest
                                     Balance                                                         Shortfall
Total                                                     0       1,100,068.28         0

         0          24-Apr-03       17,148,000.00         0                  0         0                  0                  0
         1          15-May-03       17,148,000.00         0          26,427.93         0                  0              2.642
         2          15-Jun-03       17,148,000.00         0          37,754.18         0                  0              2.642
         3          15-Jul-03       17,148,000.00         0          37,754.18         0                  0              2.642
         4          15-Aug-03       17,148,000.00         0          37,754.18         0                  0              2.642
         5          15-Sep-03       17,148,000.00         0          37,754.18         0                  0              2.642
         6          15-Oct-03       17,148,000.00         0          37,754.18         0                  0              2.642
         7          15-Nov-03       17,148,000.00         0          37,754.18         0                  0              2.642
         8          15-Dec-03       17,148,000.00         0          37,754.18         0                  0              2.642
         9          15-Jan-04       17,148,000.00         0          37,754.18         0                  0              2.642
        10          15-Feb-04       17,148,000.00         0          37,754.18         0                  0              2.642
        11          15-Mar-04       17,148,000.00         0          37,754.18         0                  0              2.642
        12          15-Apr-04       17,148,000.00         0          37,754.18         0                  0              2.642
        13          15-May-04       17,148,000.00         0          37,754.18         0                  0              2.642
        14          15-Jun-04       17,148,000.00         0          37,754.18         0                  0              2.642
        15          15-Jul-04       17,148,000.00         0          37,754.18         0                  0              2.642
        16          15-Aug-04       17,148,000.00         0          37,754.18         0                  0              2.642
        17          15-Sep-04       17,148,000.00         0          37,754.18         0                  0              2.642
        18          15-Oct-04       17,148,000.00         0          37,754.18         0                  0              2.642
        19          15-Nov-04       17,148,000.00         0          37,754.18         0                  0              2.642
        20          15-Dec-04       17,148,000.00         0          37,754.18         0                  0              2.642
        21          15-Jan-05       17,148,000.00         0          37,754.18         0                  0              2.642
        22          15-Feb-05       17,148,000.00         0          37,754.18         0                  0              2.642
        23          15-Mar-05       17,148,000.00         0          37,754.18         0                  0              2.642
        24          15-Apr-05       17,148,000.00         0          37,754.18         0                  0              2.642
        25          15-May-05        9,790,423.66         0          37,754.18         0                  0              2.642
        26          15-Jun-05        7,090,682.71         0          21,555.25         0                  0              2.642
        27          15-Jul-05        6,678,827.20         0          15,611.32         0                  0              2.642
        28          15-Aug-05        6,278,084.17         0          14,704.55         0                  0              2.642
        29          15-Sep-05        5,888,561.28         0          13,822.25         0                  0              2.642
        30          15-Oct-05        5,510,367.11         0          12,964.65         0                  0              2.642
        31          15-Nov-05        5,143,611.14         0          12,131.99         0                  0              2.642
        32          15-Dec-05        4,788,403.81         0          11,324.52         0                  0              2.642
        33          15-Jan-06        4,444,856.47         0          10,542.47         0                  0              2.642
        34          15-Feb-06        4,113,081.44         0           9,786.09         0                  0              2.642
        35          15-Mar-06        3,793,191.98         0           9,055.63         0                  0              2.642
        36          15-Apr-06        3,485,302.32         0           8,351.34         0                  0              2.642
        37          15-May-06        3,189,527.63         0           7,673.47         0                  0              2.642
        38          15-Jun-06        2,700,136.42         0           7,022.28         0                  0              2.642
        39          15-Jul-06        1,955,926.27         0           5,944.80         0                  0              2.642
        40          15-Aug-06        1,245,926.37         0           4,306.30         0                  0              2.642
        41          15-Sep-06                   0         0           2,743.11         0                  0              2.642

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



Sequential 24 mos -- To call [Class C]
WAL       2.289


 Period       Date        Principal       Interest      Cash Flow        Balance              Begin
                                                                                             Notional
                                                                                             Balance
Total                     9,233,000.00     766,186.61   9,999,186.61

        0     24-Apr-03              0              0              0     9,233,000.00                 0
        1     15-May-03              0      19,523.95      19,523.95     9,233,000.00      9,233,000.00
        2     15-Jun-03              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
        3     15-Jul-03              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
        4     15-Aug-03              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
        5     15-Sep-03              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
        6     15-Oct-03              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
        7     15-Nov-03              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
        8     15-Dec-03              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
        9     15-Jan-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       10     15-Feb-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       11     15-Mar-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       12     15-Apr-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       13     15-May-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       14     15-Jun-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       15     15-Jul-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       16     15-Aug-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       17     15-Sep-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       18     15-Oct-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       19     15-Nov-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       20     15-Dec-04              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       21     15-Jan-05              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       22     15-Feb-05              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       23     15-Mar-05              0      27,891.35      27,891.35     9,233,000.00      9,233,000.00
       24     15-Apr-05   3,563,246.91      27,891.35   3,591,138.26     5,669,753.09      9,233,000.00
       25     15-May-05   2,175,081.48      17,127.38   2,192,208.86     3,494,671.61      5,669,753.09
       26     15-Jun-05     196,679.65      10,556.82     207,236.47     3,297,991.96      3,494,671.61
       27     15-Jul-05     191,560.70       9,962.68     201,523.39     3,106,431.25      3,297,991.96
       28     15-Aug-05     186,392.11       9,384.01     195,776.12     2,920,039.15      3,106,431.25
       29     15-Sep-05     181,173.44       8,820.95     189,994.39     2,738,865.71      2,920,039.15
       30     15-Oct-05     175,904.27       8,273.66     184,177.92     2,562,961.44      2,738,865.71
       31     15-Nov-05     170,584.17       7,742.28     178,326.45     2,392,377.27      2,562,961.44
       32     15-Dec-05     165,212.71       7,226.97     172,439.69     2,227,164.56      2,392,377.27
       33     15-Jan-06     159,789.46       6,727.89     166,517.35     2,067,375.10      2,227,164.56
       34     15-Feb-06     167,820.45       6,245.20     174,065.65     1,899,554.65      2,067,375.10
       35     15-Mar-06     557,946.73       5,738.24     563,684.97     1,341,607.92      1,899,554.65
       36     15-Apr-06     537,016.86       4,052.77     541,069.63       804,591.06      1,341,607.92
       37     15-May-06     515,886.07       2,430.54     518,316.61       288,704.98        804,591.06
       38     15-Jun-06     288,704.98         872.13     289,577.11                0        288,704.98

(TABLE CONTINUED)

 Period       Date                End                Princ            Accrued            Interest            Accum         Coupon
                                Notional           Writedown          Interest          Shortfall          Interest
                                Balance                                                                    Shortfall
Total                                                  0                 766,186.61         0

        0     24-Apr-03       9,233,000.00        0                          0         0                  0                  0
        1     15-May-03       9,233,000.00        0                  19,523.95         0                  0              3.625
        2     15-Jun-03       9,233,000.00        0                  27,891.35         0                  0              3.625
        3     15-Jul-03       9,233,000.00        0                  27,891.35         0                  0              3.625
        4     15-Aug-03       9,233,000.00        0                  27,891.35         0                  0              3.625
        5     15-Sep-03       9,233,000.00        0                  27,891.35         0                  0              3.625
        6     15-Oct-03       9,233,000.00        0                  27,891.35         0                  0              3.625
        7     15-Nov-03       9,233,000.00        0                  27,891.35         0                  0              3.625
        8     15-Dec-03       9,233,000.00        0                  27,891.35         0                  0              3.625
        9     15-Jan-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       10     15-Feb-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       11     15-Mar-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       12     15-Apr-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       13     15-May-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       14     15-Jun-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       15     15-Jul-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       16     15-Aug-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       17     15-Sep-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       18     15-Oct-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       19     15-Nov-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       20     15-Dec-04       9,233,000.00        0                  27,891.35         0                  0              3.625
       21     15-Jan-05       9,233,000.00        0                  27,891.35         0                  0              3.625
       22     15-Feb-05       9,233,000.00        0                  27,891.35         0                  0              3.625
       23     15-Mar-05       9,233,000.00        0                  27,891.35         0                  0              3.625
       24     15-Apr-05       5,669,753.09        0                  27,891.35         0                  0              3.625
       25     15-May-05       3,494,671.61        0                  17,127.38         0                  0              3.625
       26     15-Jun-05       3,297,991.96        0                  10,556.82         0                  0              3.625
       27     15-Jul-05       3,106,431.25        0                   9,962.68         0                  0              3.625
       28     15-Aug-05       2,920,039.15        0                   9,384.01         0                  0              3.625
       29     15-Sep-05       2,738,865.71        0                   8,820.95         0                  0              3.625
       30     15-Oct-05       2,562,961.44        0                   8,273.66         0                  0              3.625
       31     15-Nov-05       2,392,377.27        0                   7,742.28         0                  0              3.625
       32     15-Dec-05       2,227,164.56        0                   7,226.97         0                  0              3.625
       33     15-Jan-06       2,067,375.10        0                   6,727.89         0                  0              3.625
       34     15-Feb-06       1,899,554.65        0                   6,245.20         0                  0              3.625
       35     15-Mar-06       1,341,607.92        0                   5,738.24         0                  0              3.625
       36     15-Apr-06         804,591.06        0                   4,052.77         0                  0              3.625
       37     15-May-06         288,704.98        0                   2,430.54         0                  0              3.625
       38     15-Jun-06                  0        0                     872.13         0                  0              3.625



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



Sequential 24 mos -- To Maturity [Class B]
WAL             2.642

    Period       Date        Principal       Interest       Cash Flow         Balance              Begin
                                                                                                  Notional
                                                                                                  Balance
Total                       17,148,000.00   1,101,324.25    18,249,324.25

           0    24-Apr-03               0              0                0   17,148,000.00                    0
           1    15-May-03               0      26,427.93        26,427.93   17,148,000.00        17,148,000.00
           2    15-Jun-03               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
           3    15-Jul-03               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
           4    15-Aug-03               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
           5    15-Sep-03               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
           6    15-Oct-03               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
           7    15-Nov-03               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
           8    15-Dec-03               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
           9    15-Jan-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          10    15-Feb-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          11    15-Mar-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          12    15-Apr-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          13    15-May-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          14    15-Jun-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          15    15-Jul-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          16    15-Aug-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          17    15-Sep-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          18    15-Oct-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          19    15-Nov-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          20    15-Dec-04               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          21    15-Jan-05               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          22    15-Feb-05               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          23    15-Mar-05               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          24    15-Apr-05               0      37,754.18        37,754.18   17,148,000.00        17,148,000.00
          25    15-May-05    7,357,576.34      37,754.18     7,395,330.52    9,790,423.66        17,148,000.00
          26    15-Jun-05    2,699,740.95      21,555.25     2,721,296.20    7,090,682.71         9,790,423.66
          27    15-Jul-05      411,855.52      15,611.32       427,466.83    6,678,827.20         7,090,682.71
          28    15-Aug-05      400,743.03      14,704.55       415,447.58    6,278,084.17         6,678,827.20
          29    15-Sep-05      389,522.89      13,822.25       403,345.14    5,888,561.28         6,278,084.17
          30    15-Oct-05      378,194.17      12,964.65       391,158.82    5,510,367.11         5,888,561.28
          31    15-Nov-05      366,755.97      12,131.99       378,887.96    5,143,611.14         5,510,367.11
          32    15-Dec-05      355,207.33      11,324.52       366,531.85    4,788,403.81         5,143,611.14
          33    15-Jan-06      343,547.34      10,542.47       354,089.80    4,444,856.47         4,788,403.81
          34    15-Feb-06      331,775.03       9,786.09       341,561.12    4,113,081.44         4,444,856.47
          35    15-Mar-06      319,889.46       9,055.63       328,945.09    3,793,191.98         4,113,081.44
          36    15-Apr-06      307,889.67       8,351.34       316,241.01    3,485,302.32         3,793,191.98
          37    15-May-06      295,774.68       7,673.47       303,448.16    3,189,527.63         3,485,302.32
          38    15-Jun-06      489,391.21       7,022.28       496,413.49    2,700,136.42         3,189,527.63
          39    15-Jul-06      744,210.15       5,944.80       750,154.95    1,955,926.27         2,700,136.42
          40    15-Aug-06      709,999.90       4,306.30       714,306.20    1,245,926.37         1,955,926.27
          41    15-Sep-06      675,462.69       2,743.11       678,205.81      570,463.68         1,245,926.37
          42    15-Oct-06      570,463.68       1,255.97       571,719.65               0           570,463.68

(TABLE CONTINUED)

    Period       Date            End                 Princ            Accrued           Interest            Accum          Coupon
                              Notional             Writedown          Interest         Shortfall          Interest
                               Balance                                                                    Shortfall
Total                                                  0               1,101,324.25        0

           0    24-Apr-03    17,148,000.00         0                          0        0                  0                   0
           1    15-May-03    17,148,000.00         0                  26,427.93        0                  0               2.642
           2    15-Jun-03    17,148,000.00         0                  37,754.18        0                  0               2.642
           3    15-Jul-03    17,148,000.00         0                  37,754.18        0                  0               2.642
           4    15-Aug-03    17,148,000.00         0                  37,754.18        0                  0               2.642
           5    15-Sep-03    17,148,000.00         0                  37,754.18        0                  0               2.642
           6    15-Oct-03    17,148,000.00         0                  37,754.18        0                  0               2.642
           7    15-Nov-03    17,148,000.00         0                  37,754.18        0                  0               2.642
           8    15-Dec-03    17,148,000.00         0                  37,754.18        0                  0               2.642
           9    15-Jan-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          10    15-Feb-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          11    15-Mar-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          12    15-Apr-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          13    15-May-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          14    15-Jun-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          15    15-Jul-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          16    15-Aug-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          17    15-Sep-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          18    15-Oct-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          19    15-Nov-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          20    15-Dec-04    17,148,000.00         0                  37,754.18        0                  0               2.642
          21    15-Jan-05    17,148,000.00         0                  37,754.18        0                  0               2.642
          22    15-Feb-05    17,148,000.00         0                  37,754.18        0                  0               2.642
          23    15-Mar-05    17,148,000.00         0                  37,754.18        0                  0               2.642
          24    15-Apr-05    17,148,000.00         0                  37,754.18        0                  0               2.642
          25    15-May-05     9,790,423.66         0                  37,754.18        0                  0               2.642
          26    15-Jun-05     7,090,682.71         0                  21,555.25        0                  0               2.642
          27    15-Jul-05     6,678,827.20         0                  15,611.32        0                  0               2.642
          28    15-Aug-05     6,278,084.17         0                  14,704.55        0                  0               2.642
          29    15-Sep-05     5,888,561.28         0                  13,822.25        0                  0               2.642
          30    15-Oct-05     5,510,367.11         0                  12,964.65        0                  0               2.642
          31    15-Nov-05     5,143,611.14         0                  12,131.99        0                  0               2.642
          32    15-Dec-05     4,788,403.81         0                  11,324.52        0                  0               2.642
          33    15-Jan-06     4,444,856.47         0                  10,542.47        0                  0               2.642
          34    15-Feb-06     4,113,081.44         0                   9,786.09        0                  0               2.642
          35    15-Mar-06     3,793,191.98         0                   9,055.63        0                  0               2.642
          36    15-Apr-06     3,485,302.32         0                   8,351.34        0                  0               2.642
          37    15-May-06     3,189,527.63         0                   7,673.47        0                  0               2.642
          38    15-Jun-06     2,700,136.42         0                   7,022.28        0                  0               2.642
          39    15-Jul-06     1,955,926.27         0                   5,944.80        0                  0               2.642
          40    15-Aug-06     1,245,926.37         0                   4,306.30        0                  0               2.642
          41    15-Sep-06       570,463.68         0                   2,743.11        0                  0               2.642
          42    15-Oct-06                0         0                   1,255.97        0                  0               2.642



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



Sequential 24 mos -- To Maturity [Class C]
WAL         2.289

  Period         Date        Principal       Interest      Cash Flow        Balance                 Begin
                                                                                                  Notional
                                                                                                   Balance
Total                        9,233,000.00     766,186.61   9,999,186.61

          0      24-Apr-03              0              0              0     9,233,000.00                     0
          1      15-May-03              0      19,523.95      19,523.95     9,233,000.00          9,233,000.00
          2      15-Jun-03              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
          3      15-Jul-03              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
          4      15-Aug-03              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
          5      15-Sep-03              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
          6      15-Oct-03              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
          7      15-Nov-03              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
          8      15-Dec-03              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
          9      15-Jan-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         10      15-Feb-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         11      15-Mar-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         12      15-Apr-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         13      15-May-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         14      15-Jun-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         15      15-Jul-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         16      15-Aug-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         17      15-Sep-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         18      15-Oct-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         19      15-Nov-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         20      15-Dec-04              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         21      15-Jan-05              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         22      15-Feb-05              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         23      15-Mar-05              0      27,891.35      27,891.35     9,233,000.00          9,233,000.00
         24      15-Apr-05   3,563,246.91      27,891.35   3,591,138.26     5,669,753.09          9,233,000.00
         25      15-May-05   2,175,081.48      17,127.38   2,192,208.86     3,494,671.61          5,669,753.09
         26      15-Jun-05     196,679.65      10,556.82     207,236.47     3,297,991.96          3,494,671.61
         27      15-Jul-05     191,560.70       9,962.68     201,523.39     3,106,431.25          3,297,991.96
         28      15-Aug-05     186,392.11       9,384.01     195,776.12     2,920,039.15          3,106,431.25
         29      15-Sep-05     181,173.44       8,820.95     189,994.39     2,738,865.71          2,920,039.15
         30      15-Oct-05     175,904.27       8,273.66     184,177.92     2,562,961.44          2,738,865.71
         31      15-Nov-05     170,584.17       7,742.28     178,326.45     2,392,377.27          2,562,961.44
         32      15-Dec-05     165,212.71       7,226.97     172,439.69     2,227,164.56          2,392,377.27
         33      15-Jan-06     159,789.46       6,727.89     166,517.35     2,067,375.10          2,227,164.56
         34      15-Feb-06     167,820.45       6,245.20     174,065.65     1,899,554.65          2,067,375.10
         35      15-Mar-06     557,946.73       5,738.24     563,684.97     1,341,607.92          1,899,554.65
         36      15-Apr-06     537,016.86       4,052.77     541,069.63       804,591.06          1,341,607.92
         37      15-May-06     515,886.07       2,430.54     518,316.61       288,704.98            804,591.06
         38      15-Jun-06     288,704.98         872.13     289,577.11                0            288,704.98

(TABLE CONTINUED)

  Period         Date                End          Princ             Accrued     Interest        Accum          Coupon
                                  Notional      Writedown          Interest     Shortfall     Interest
                                   Balance                                                    Shortfall
Total                                               0            766,186.61          0

          0      24-Apr-03       9,233,000.00       0                     0          0             0                   0
          1      15-May-03       9,233,000.00       0             19,523.95          0             0               3.625
          2      15-Jun-03       9,233,000.00       0             27,891.35          0             0               3.625
          3      15-Jul-03       9,233,000.00       0             27,891.35          0             0               3.625
          4      15-Aug-03       9,233,000.00       0             27,891.35          0             0               3.625
          5      15-Sep-03       9,233,000.00       0             27,891.35          0             0               3.625
          6      15-Oct-03       9,233,000.00       0             27,891.35          0             0               3.625
          7      15-Nov-03       9,233,000.00       0             27,891.35          0             0               3.625
          8      15-Dec-03       9,233,000.00       0             27,891.35          0             0               3.625
          9      15-Jan-04       9,233,000.00       0             27,891.35          0             0               3.625
         10      15-Feb-04       9,233,000.00       0             27,891.35          0             0               3.625
         11      15-Mar-04       9,233,000.00       0             27,891.35          0             0               3.625
         12      15-Apr-04       9,233,000.00       0             27,891.35          0             0               3.625
         13      15-May-04       9,233,000.00       0             27,891.35          0             0               3.625
         14      15-Jun-04       9,233,000.00       0             27,891.35          0             0               3.625
         15      15-Jul-04       9,233,000.00       0             27,891.35          0             0               3.625
         16      15-Aug-04       9,233,000.00       0             27,891.35          0             0               3.625
         17      15-Sep-04       9,233,000.00       0             27,891.35          0             0               3.625
         18      15-Oct-04       9,233,000.00       0             27,891.35          0             0               3.625
         19      15-Nov-04       9,233,000.00       0             27,891.35          0             0               3.625
         20      15-Dec-04       9,233,000.00       0             27,891.35          0             0               3.625
         21      15-Jan-05       9,233,000.00       0             27,891.35          0             0               3.625
         22      15-Feb-05       9,233,000.00       0             27,891.35          0             0               3.625
         23      15-Mar-05       9,233,000.00       0             27,891.35          0             0               3.625
         24      15-Apr-05       5,669,753.09       0             27,891.35          0             0               3.625
         25      15-May-05       3,494,671.61       0             17,127.38          0             0               3.625
         26      15-Jun-05       3,297,991.96       0             10,556.82          0             0               3.625
         27      15-Jul-05       3,106,431.25       0              9,962.68          0             0               3.625
         28      15-Aug-05       2,920,039.15       0              9,384.01          0             0               3.625
         29      15-Sep-05       2,738,865.71       0              8,820.95          0             0               3.625
         30      15-Oct-05       2,562,961.44       0              8,273.66          0             0               3.625
         31      15-Nov-05       2,392,377.27       0              7,742.28          0             0               3.625
         32      15-Dec-05       2,227,164.56       0              7,226.97          0             0               3.625
         33      15-Jan-06       2,067,375.10       0              6,727.89          0             0               3.625
         34      15-Feb-06       1,899,554.65       0              6,245.20          0             0               3.625
         35      15-Mar-06       1,341,607.92       0              5,738.24          0             0               3.625
         36      15-Apr-06         804,591.06       0              4,052.77          0             0               3.625
         37      15-May-06         288,704.98       0              2,430.54          0             0               3.625
         38      15-Jun-06                  0       0                872.13          0             0               3.625



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


Sequential 18 mos -- To call [Class B]
WAL             2.204


                                                                                             Begin                   End
                                                                                             Notional                Notional
Period          Date        Principal      Interest      Cash Flow         Balance           Balance                 Balance
Total                   17,148,000.00    998,606.37      18,146,606.37

         0   24-Apr-03              0             0                  0    17,148,000.00                 0       17,148,000.00
         1   15-May-03              0     26,427.93          26,427.93    17,148,000.00     17,148,000.00       17,148,000.00
         2   15-Jun-03              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
         3   15-Jul-03              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
         4   15-Aug-03              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
         5   15-Sep-03              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
         6   15-Oct-03              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
         7   15-Nov-03              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
         8   15-Dec-03              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
         9   15-Jan-04              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
        10   15-Feb-04              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
        11   15-Mar-04              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
        12   15-Apr-04              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
        13   15-May-04              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
        14   15-Jun-04              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
        15   15-Jul-04              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
        16   15-Aug-04              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
        17   15-Sep-04              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
        18   15-Oct-04              0     37,754.18          37,754.18    17,148,000.00     17,148,000.00       17,148,000.00
        19   15-Nov-04   4,110,194.94     37,754.18       4,147,949.12    13,037,805.06     17,148,000.00       13,037,805.06
        20   15-Dec-04   3,120,302.98     28,704.90       3,149,007.88     9,917,502.08     13,037,805.06        9,917,502.08
        21   15-Jan-05     482,560.08     21,835.03         504,395.11     9,434,942.00      9,917,502.08        9,434,942.00
        22   15-Feb-05     471,937.32     20,772.60         492,709.92     8,963,004.68      9,434,942.00        8,963,004.68
        23   15-Mar-05     461,210.91     19,733.55         480,944.46     8,501,793.76      8,963,004.68        8,501,793.76
        24   15-Apr-05     450,379.97     18,718.12         469,098.09     8,051,413.79      8,501,793.76        8,051,413.79
        25   15-May-05     439,443.60     17,726.53         457,170.13     7,611,970.19      8,051,413.79        7,611,970.19
        26   15-Jun-05     428,400.91     16,759.02         445,159.93     7,183,569.28      7,611,970.19        7,183,569.28
        27   15-Jul-05     417,250.98     15,815.83         433,066.81     6,766,318.30      7,183,569.28        6,766,318.30
        28   15-Aug-05     405,992.91     14,897.18         420,890.09     6,360,325.38      6,766,318.30        6,360,325.38
        29   15-Sep-05     394,625.77     14,003.32         408,629.09     5,965,699.61      6,360,325.38        5,965,699.61
        30   15-Oct-05     383,148.64     13,134.48         396,283.13     5,582,550.97      5,965,699.61        5,582,550.97
        31   15-Nov-05     371,560.58     12,290.92         383,851.50     5,210,990.38      5,582,550.97        5,210,990.38
        32   15-Dec-05     359,860.65     11,472.86         371,333.52     4,851,129.73      5,210,990.38        4,851,129.73
        33   15-Jan-06     348,047.90     10,680.57         358,728.47     4,503,081.83      4,851,129.73        4,503,081.83
        34   15-Feb-06     336,121.36      9,914.29         346,035.65     4,166,960.47      4,503,081.83        4,166,960.47
        35   15-Mar-06     324,080.08      9,174.26         333,254.34     3,842,880.40      4,166,960.47        3,842,880.40
        36   15-Apr-06     311,923.08      8,460.74         320,383.82     3,530,957.32      3,842,880.40        3,530,957.32
        37   15-May-06     299,649.37      7,773.99         307,423.36     3,231,307.95      3,530,957.32        3,231,307.95
        38   15-Jun-06     426,711.71      7,114.26         433,825.97     2,804,596.24      3,231,307.95        2,804,596.24
        39   15-Jul-06     753,959.35      6,174.79         760,134.13     2,050,636.89      2,804,596.24        2,050,636.89
        40   15-Aug-06     719,300.90      4,514.82         723,815.72     1,331,335.99      2,050,636.89        1,331,335.99
        41   15-Sep-06   1,331,335.99      2,931.16       1,334,267.15                0      1,331,335.99                   0


[CONTINUATION OF TABLE]

                             Princ       Accrued           Interest        Accum Interest
Period          Date         Writedown   Interest          Shortfall         Shortfall     Coupon
Total                           0       998,606.37               0

         0   24-Apr-03          0                0               0                  0          0
         1   15-May-03          0        26,427.93               0                  0      2.642
         2   15-Jun-03          0        37,754.18               0                  0      2.642
         3   15-Jul-03          0        37,754.18               0                  0      2.642
         4   15-Aug-03          0        37,754.18               0                  0      2.642
         5   15-Sep-03          0        37,754.18               0                  0      2.642
         6   15-Oct-03          0        37,754.18               0                  0      2.642
         7   15-Nov-03          0        37,754.18               0                  0      2.642
         8   15-Dec-03          0        37,754.18               0                  0      2.642
         9   15-Jan-04          0        37,754.18               0                  0      2.642
        10   15-Feb-04          0        37,754.18               0                  0      2.642
        11   15-Mar-04          0        37,754.18               0                  0      2.642
        12   15-Apr-04          0        37,754.18               0                  0      2.642
        13   15-May-04          0        37,754.18               0                  0      2.642
        14   15-Jun-04          0        37,754.18               0                  0      2.642
        15   15-Jul-04          0        37,754.18               0                  0      2.642
        16   15-Aug-04          0        37,754.18               0                  0      2.642
        17   15-Sep-04          0        37,754.18               0                  0      2.642
        18   15-Oct-04          0        37,754.18               0                  0      2.642
        19   15-Nov-04          0        37,754.18               0                  0      2.642
        20   15-Dec-04          0        28,704.90               0                  0      2.642
        21   15-Jan-05          0        21,835.03               0                  0      2.642
        22   15-Feb-05          0        20,772.60               0                  0      2.642
        23   15-Mar-05          0        19,733.55               0                  0      2.642
        24   15-Apr-05          0        18,718.12               0                  0      2.642
        25   15-May-05          0        17,726.53               0                  0      2.642
        26   15-Jun-05          0        16,759.02               0                  0      2.642
        27   15-Jul-05          0        15,815.83               0                  0      2.642
        28   15-Aug-05          0        14,897.18               0                  0      2.642
        29   15-Sep-05          0        14,003.32               0                  0      2.642
        30   15-Oct-05          0        13,134.48               0                  0      2.642
        31   15-Nov-05          0        12,290.92               0                  0      2.642
        32   15-Dec-05          0        11,472.86               0                  0      2.642
        33   15-Jan-06          0        10,680.57               0                  0      2.642
        34   15-Feb-06          0         9,914.29               0                  0      2.642
        35   15-Mar-06          0         9,174.26               0                  0      2.642
        36   15-Apr-06          0         8,460.74               0                  0      2.642
        37   15-May-06          0         7,773.99               0                  0      2.642
        38   15-Jun-06          0         7,114.26               0                  0      2.642
        39   15-Jul-06          0         6,174.79               0                  0      2.642
        40   15-Aug-06          0         4,514.82               0                  0      2.642
        41   15-Sep-06          0         2,931.16               0                  0      2.642



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Sequential 18 mos -- To call [Class C]
WAL             2.059


                                                                                  Begin               End
                                                                                 Notional           Notional          Princ
Period       Date         Principal     Interest    Cash Flow    Balance          Balance           Balance         Writedown
Total                     9,233,000.00  689,092.63 9,922,092.63                                                            0

           0   24-Apr-03             0           0            0  9,233,000.00                 0     9,233,000.00           0
           1   15-May-03             0   19,523.95    19,523.95  9,233,000.00      9,233,000.00     9,233,000.00           0
           2   15-Jun-03             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
           3   15-Jul-03             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
           4   15-Aug-03             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
           5   15-Sep-03             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
           6   15-Oct-03             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
           7   15-Nov-03             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
           8   15-Dec-03             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
           9   15-Jan-04             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
          10   15-Feb-04             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
          11   15-Mar-04             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
          12   15-Apr-04             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
          13   15-May-04             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
          14   15-Jun-04             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
          15   15-Jul-04             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
          16   15-Aug-04             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
          17   15-Sep-04             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
          18   15-Oct-04             0   27,891.35    27,891.35  9,233,000.00      9,233,000.00     9,233,000.00           0
          19   15-Nov-04  4,390,868.77   27,891.35 4,418,760.12  4,842,131.23      9,233,000.00     4,842,131.23           0
          20   15-Dec-04    229,339.57   14,627.27   243,966.84  4,612,791.66      4,842,131.23     4,612,791.66           0
          21   15-Jan-05    224,446.55   13,934.47   238,381.02  4,388,345.12      4,612,791.66     4,388,345.12           0
          22   15-Feb-05    219,505.73   13,256.46   232,762.19  4,168,839.38      4,388,345.12     4,168,839.38           0
          23   15-Mar-05    214,516.70   12,593.37   227,110.07  3,954,322.68      4,168,839.38     3,954,322.68           0
          24   15-Apr-05    209,479.06   11,945.35   221,424.41  3,744,843.62      3,954,322.68     3,744,843.62           0
          25   15-May-05    204,392.37   11,312.55   215,704.92  3,540,451.25      3,744,843.62     3,540,451.25           0
          26   15-Jun-05    199,256.24   10,695.11   209,951.35  3,341,195.01      3,540,451.25     3,341,195.01           0
          27   15-Jul-05    194,070.22   10,093.19   204,163.42  3,147,124.79      3,341,195.01     3,147,124.79           0
          28   15-Aug-05    188,833.91    9,506.94   198,340.85  2,958,290.88      3,147,124.79     2,958,290.88           0
          29   15-Sep-05    183,546.87    8,936.50   192,483.38  2,774,744.00      2,958,290.88     2,774,744.00           0
          30   15-Oct-05    178,208.67    8,382.04   186,590.71  2,596,535.33      2,774,744.00     2,596,535.33           0
          31   15-Nov-05    172,818.88    7,843.70   180,662.58  2,423,716.46      2,596,535.33     2,423,716.46           0
          32   15-Dec-05    167,377.05    7,321.64   174,698.69  2,256,339.41      2,423,716.46     2,256,339.41           0
          33   15-Jan-06    161,882.74    6,816.03   168,698.77  2,094,456.67      2,256,339.41     2,094,456.67           0
          34   15-Feb-06    156,335.52    6,327.00   162,662.52  1,938,121.15      2,094,456.67     1,938,121.15           0
          35   15-Mar-06    509,847.40    5,854.74   515,702.14  1,428,273.75      1,938,121.15     1,428,273.75           0
          36   15-Apr-06    544,051.88    4,314.58   548,366.45    884,221.88      1,428,273.75       884,221.88           0
          37   15-May-06    522,644.25    2,671.09   525,315.34    361,577.63        884,221.88       361,577.63           0
          38   15-Jun-06    361,577.63    1,092.27   362,669.89             0        361,577.63                0           0


[CONTINUATION OF TABLE]


                              Accrued             Interest           Accum
                              Interest            Shortfall          Interest
Period       Date                                                    Shortfall    Coupon
Total                        689,092.63                   0

           0   24-Apr-03              0                   0                 0          0
           1   15-May-03      19,523.95                   0                 0      3.625
           2   15-Jun-03      27,891.35                   0                 0      3.625
           3   15-Jul-03      27,891.35                   0                 0      3.625
           4   15-Aug-03      27,891.35                   0                 0      3.625
           5   15-Sep-03      27,891.35                   0                 0      3.625
           6   15-Oct-03      27,891.35                   0                 0      3.625
           7   15-Nov-03      27,891.35                   0                 0      3.625
           8   15-Dec-03      27,891.35                   0                 0      3.625
           9   15-Jan-04      27,891.35                   0                 0      3.625
          10   15-Feb-04      27,891.35                   0                 0      3.625
          11   15-Mar-04      27,891.35                   0                 0      3.625
          12   15-Apr-04      27,891.35                   0                 0      3.625
          13   15-May-04      27,891.35                   0                 0      3.625
          14   15-Jun-04      27,891.35                   0                 0      3.625
          15   15-Jul-04      27,891.35                   0                 0      3.625
          16   15-Aug-04      27,891.35                   0                 0      3.625
          17   15-Sep-04      27,891.35                   0                 0      3.625
          18   15-Oct-04      27,891.35                   0                 0      3.625
          19   15-Nov-04      27,891.35                   0                 0      3.625
          20   15-Dec-04      14,627.27                   0                 0      3.625
          21   15-Jan-05      13,934.47                   0                 0      3.625
          22   15-Feb-05      13,256.46                   0                 0      3.625
          23   15-Mar-05      12,593.37                   0                 0      3.625
          24   15-Apr-05      11,945.35                   0                 0      3.625
          25   15-May-05      11,312.55                   0                 0      3.625
          26   15-Jun-05      10,695.11                   0                 0      3.625
          27   15-Jul-05      10,093.19                   0                 0      3.625
          28   15-Aug-05       9,506.94                   0                 0      3.625
          29   15-Sep-05       8,936.50                   0                 0      3.625
          30   15-Oct-05       8,382.04                   0                 0      3.625
          31   15-Nov-05       7,843.70                   0                 0      3.625
          32   15-Dec-05       7,321.64                   0                 0      3.625
          33   15-Jan-06       6,816.03                   0                 0      3.625
          34   15-Feb-06       6,327.00                   0                 0      3.625
          35   15-Mar-06       5,854.74                   0                 0      3.625
          36   15-Apr-06       4,314.58                   0                 0      3.625
          37   15-May-06       2,671.09                   0                 0      3.625
          38   15-Jun-06       1,092.27                   0                 0      3.625


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Sequential 18 mos -- To Maturity [Class B]
WAL             2.207


Period    Date        Principal      Interest     Cash Flow      Balance        Begin Notional Balance      End Notional Balance
Total                  17,148,000.00 1,000,030.90  18,148,030.90

        0   24-Apr-03              0            0              0  17,148,000.00                  0             17,148,000.00
        1   15-May-03              0    26,427.93      26,427.93  17,148,000.00      17,148,000.00             17,148,000.00
        2   15-Jun-03              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
        3   15-Jul-03              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
        4   15-Aug-03              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
        5   15-Sep-03              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
        6   15-Oct-03              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
        7   15-Nov-03              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
        8   15-Dec-03              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
        9   15-Jan-04              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
       10   15-Feb-04              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
       11   15-Mar-04              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
       12   15-Apr-04              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
       13   15-May-04              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
       14   15-Jun-04              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
       15   15-Jul-04              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
       16   15-Aug-04              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
       17   15-Sep-04              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
       18   15-Oct-04              0    37,754.18      37,754.18  17,148,000.00      17,148,000.00             17,148,000.00
       19   15-Nov-04   4,110,194.94    37,754.18   4,147,949.12  13,037,805.06      17,148,000.00             13,037,805.06
       20   15-Dec-04   3,120,302.98    28,704.90   3,149,007.88   9,917,502.08      13,037,805.06              9,917,502.08
       21   15-Jan-05     482,560.08    21,835.03     504,395.11   9,434,942.00       9,917,502.08              9,434,942.00
       22   15-Feb-05     471,937.32    20,772.60     492,709.92   8,963,004.68       9,434,942.00              8,963,004.68
       23   15-Mar-05     461,210.91    19,733.55     480,944.46   8,501,793.76       8,963,004.68              8,501,793.76
       24   15-Apr-05     450,379.97    18,718.12     469,098.09   8,051,413.79       8,501,793.76              8,051,413.79
       25   15-May-05     439,443.60    17,726.53     457,170.13   7,611,970.19       8,051,413.79              7,611,970.19
       26   15-Jun-05     428,400.91    16,759.02     445,159.93   7,183,569.28       7,611,970.19              7,183,569.28
       27   15-Jul-05     417,250.98    15,815.83     433,066.81   6,766,318.30       7,183,569.28              6,766,318.30
       28   15-Aug-05     405,992.91    14,897.18     420,890.09   6,360,325.38       6,766,318.30              6,360,325.38
       29   15-Sep-05     394,625.77    14,003.32     408,629.09   5,965,699.61       6,360,325.38              5,965,699.61
       30   15-Oct-05     383,148.64    13,134.48     396,283.13   5,582,550.97       5,965,699.61              5,582,550.97
       31   15-Nov-05     371,560.58    12,290.92     383,851.50   5,210,990.38       5,582,550.97              5,210,990.38
       32   15-Dec-05     359,860.65    11,472.86     371,333.52   4,851,129.73       5,210,990.38              4,851,129.73
       33   15-Jan-06     348,047.90    10,680.57     358,728.47   4,503,081.83       4,851,129.73              4,503,081.83
       34   15-Feb-06     336,121.36     9,914.29     346,035.65   4,166,960.47       4,503,081.83              4,166,960.47
       35   15-Mar-06     324,080.08     9,174.26     333,254.34   3,842,880.40       4,166,960.47              3,842,880.40
       36   15-Apr-06     311,923.08     8,460.74     320,383.82   3,530,957.32       3,842,880.40              3,530,957.32
       37   15-May-06     299,649.37     7,773.99     307,423.36   3,231,307.95       3,530,957.32              3,231,307.95
       38   15-Jun-06     426,711.71     7,114.26     433,825.97   2,804,596.24       3,231,307.95              2,804,596.24
       39   15-Jul-06     753,959.35     6,174.79     760,134.13   2,050,636.89       2,804,596.24              2,050,636.89
       40   15-Aug-06     719,300.90     4,514.82     723,815.72   1,331,335.99       2,050,636.89              1,331,335.99
       41   15-Sep-06     684,311.22     2,931.16     687,242.38     647,024.77       1,331,335.99                647,024.77
       42   15-Oct-06     647,024.77     1,424.53     648,449.30              0         647,024.77                         0


[CONTINUATION OF TABLE]


Period    Date         Princ Writedown    Accrued Interest    Interest Shortfall   Accum Interest Shortfall    Coupon
Total                              0        1,000,030.90                    0

        0   24-Apr-03              0                   0                    0                           0          0
        1   15-May-03              0           26,427.93                    0                           0      2.642
        2   15-Jun-03              0           37,754.18                    0                           0      2.642
        3   15-Jul-03              0           37,754.18                    0                           0      2.642
        4   15-Aug-03              0           37,754.18                    0                           0      2.642
        5   15-Sep-03              0           37,754.18                    0                           0      2.642
        6   15-Oct-03              0           37,754.18                    0                           0      2.642
        7   15-Nov-03              0           37,754.18                    0                           0      2.642
        8   15-Dec-03              0           37,754.18                    0                           0      2.642
        9   15-Jan-04              0           37,754.18                    0                           0      2.642
       10   15-Feb-04              0           37,754.18                    0                           0      2.642
       11   15-Mar-04              0           37,754.18                    0                           0      2.642
       12   15-Apr-04              0           37,754.18                    0                           0      2.642
       13   15-May-04              0           37,754.18                    0                           0      2.642
       14   15-Jun-04              0           37,754.18                    0                           0      2.642
       15   15-Jul-04              0           37,754.18                    0                           0      2.642
       16   15-Aug-04              0           37,754.18                    0                           0      2.642
       17   15-Sep-04              0           37,754.18                    0                           0      2.642
       18   15-Oct-04              0           37,754.18                    0                           0      2.642
       19   15-Nov-04              0           37,754.18                    0                           0      2.642
       20   15-Dec-04              0           28,704.90                    0                           0      2.642
       21   15-Jan-05              0           21,835.03                    0                           0      2.642
       22   15-Feb-05              0           20,772.60                    0                           0      2.642
       23   15-Mar-05              0           19,733.55                    0                           0      2.642
       24   15-Apr-05              0           18,718.12                    0                           0      2.642
       25   15-May-05              0           17,726.53                    0                           0      2.642
       26   15-Jun-05              0           16,759.02                    0                           0      2.642
       27   15-Jul-05              0           15,815.83                    0                           0      2.642
       28   15-Aug-05              0           14,897.18                    0                           0      2.642
       29   15-Sep-05              0           14,003.32                    0                           0      2.642
       30   15-Oct-05              0           13,134.48                    0                           0      2.642
       31   15-Nov-05              0           12,290.92                    0                           0      2.642
       32   15-Dec-05              0           11,472.86                    0                           0      2.642
       33   15-Jan-06              0           10,680.57                    0                           0      2.642
       34   15-Feb-06              0            9,914.29                    0                           0      2.642
       35   15-Mar-06              0            9,174.26                    0                           0      2.642
       36   15-Apr-06              0            8,460.74                    0                           0      2.642
       37   15-May-06              0            7,773.99                    0                           0      2.642
       38   15-Jun-06              0            7,114.26                    0                           0      2.642
       39   15-Jul-06              0            6,174.79                    0                           0      2.642
       40   15-Aug-06              0            4,514.82                    0                           0      2.642
       41   15-Sep-06              0            2,931.16                    0                           0      2.642
       42   15-Oct-06              0            1,424.53                    0                           0      2.642



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Sequential 18 mos -- To Maturity [Class C]
WAL             2.059


Period      Date        Principal     Interest    Cash Flow    Balance       Begin Notional Balance      End Notional Balance
Total                    9,233,000.00  689,092.63 9,922,092.63

          0   24-Apr-03             0           0            0  9,233,000.00                       0             9,233,000.00
          1   15-May-03             0   19,523.95    19,523.95  9,233,000.00            9,233,000.00             9,233,000.00
          2   15-Jun-03             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
          3   15-Jul-03             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
          4   15-Aug-03             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
          5   15-Sep-03             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
          6   15-Oct-03             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
          7   15-Nov-03             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
          8   15-Dec-03             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
          9   15-Jan-04             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
         10   15-Feb-04             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
         11   15-Mar-04             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
         12   15-Apr-04             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
         13   15-May-04             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
         14   15-Jun-04             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
         15   15-Jul-04             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
         16   15-Aug-04             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
         17   15-Sep-04             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
         18   15-Oct-04             0   27,891.35    27,891.35  9,233,000.00            9,233,000.00             9,233,000.00
         19   15-Nov-04  4,390,868.77   27,891.35 4,418,760.12  4,842,131.23            9,233,000.00             4,842,131.23
         20   15-Dec-04    229,339.57   14,627.27   243,966.84  4,612,791.66            4,842,131.23             4,612,791.66
         21   15-Jan-05    224,446.55   13,934.47   238,381.02  4,388,345.12            4,612,791.66             4,388,345.12
         22   15-Feb-05    219,505.73   13,256.46   232,762.19  4,168,839.38            4,388,345.12             4,168,839.38
         23   15-Mar-05    214,516.70   12,593.37   227,110.07  3,954,322.68            4,168,839.38             3,954,322.68
         24   15-Apr-05    209,479.06   11,945.35   221,424.41  3,744,843.62            3,954,322.68             3,744,843.62
         25   15-May-05    204,392.37   11,312.55   215,704.92  3,540,451.25            3,744,843.62             3,540,451.25
         26   15-Jun-05    199,256.24   10,695.11   209,951.35  3,341,195.01            3,540,451.25             3,341,195.01
         27   15-Jul-05    194,070.22   10,093.19   204,163.42  3,147,124.79            3,341,195.01             3,147,124.79
         28   15-Aug-05    188,833.91    9,506.94   198,340.85  2,958,290.88            3,147,124.79             2,958,290.88
         29   15-Sep-05    183,546.87    8,936.50   192,483.38  2,774,744.00            2,958,290.88             2,774,744.00
         30   15-Oct-05    178,208.67    8,382.04   186,590.71  2,596,535.33            2,774,744.00             2,596,535.33
         31   15-Nov-05    172,818.88    7,843.70   180,662.58  2,423,716.46            2,596,535.33             2,423,716.46
         32   15-Dec-05    167,377.05    7,321.64   174,698.69  2,256,339.41            2,423,716.46             2,256,339.41
         33   15-Jan-06    161,882.74    6,816.03   168,698.77  2,094,456.67            2,256,339.41             2,094,456.67
         34   15-Feb-06    156,335.52    6,327.00   162,662.52  1,938,121.15            2,094,456.67             1,938,121.15
         35   15-Mar-06    509,847.40    5,854.74   515,702.14  1,428,273.75            1,938,121.15             1,428,273.75
         36   15-Apr-06    544,051.88    4,314.58   548,366.45    884,221.88            1,428,273.75               884,221.88
         37   15-May-06    522,644.25    2,671.09   525,315.34    361,577.63              884,221.88               361,577.63
         38   15-Jun-06    361,577.63    1,092.27   362,669.89             0              361,577.63                        0


[CONTINUATION OF TABLE]


Period      Date           Princ Writedown     Accrued Interest    Interest Shortfall  Accum Interest Shortfall     Coupon
Total                                    0          689,092.63                   0

          0   24-Apr-03                  0                   0                   0                            0          0
          1   15-May-03                  0           19,523.95                   0                            0      3.625
          2   15-Jun-03                  0           27,891.35                   0                            0      3.625
          3   15-Jul-03                  0           27,891.35                   0                            0      3.625
          4   15-Aug-03                  0           27,891.35                   0                            0      3.625
          5   15-Sep-03                  0           27,891.35                   0                            0      3.625
          6   15-Oct-03                  0           27,891.35                   0                            0      3.625
          7   15-Nov-03                  0           27,891.35                   0                            0      3.625
          8   15-Dec-03                  0           27,891.35                   0                            0      3.625
          9   15-Jan-04                  0           27,891.35                   0                            0      3.625
         10   15-Feb-04                  0           27,891.35                   0                            0      3.625
         11   15-Mar-04                  0           27,891.35                   0                            0      3.625
         12   15-Apr-04                  0           27,891.35                   0                            0      3.625
         13   15-May-04                  0           27,891.35                   0                            0      3.625
         14   15-Jun-04                  0           27,891.35                   0                            0      3.625
         15   15-Jul-04                  0           27,891.35                   0                            0      3.625
         16   15-Aug-04                  0           27,891.35                   0                            0      3.625
         17   15-Sep-04                  0           27,891.35                   0                            0      3.625
         18   15-Oct-04                  0           27,891.35                   0                            0      3.625
         19   15-Nov-04                  0           27,891.35                   0                            0      3.625
         20   15-Dec-04                  0           14,627.27                   0                            0      3.625
         21   15-Jan-05                  0           13,934.47                   0                            0      3.625
         22   15-Feb-05                  0           13,256.46                   0                            0      3.625
         23   15-Mar-05                  0           12,593.37                   0                            0      3.625
         24   15-Apr-05                  0           11,945.35                   0                            0      3.625
         25   15-May-05                  0           11,312.55                   0                            0      3.625
         26   15-Jun-05                  0           10,695.11                   0                            0      3.625
         27   15-Jul-05                  0           10,093.19                   0                            0      3.625
         28   15-Aug-05                  0            9,506.94                   0                            0      3.625
         29   15-Sep-05                  0            8,936.50                   0                            0      3.625
         30   15-Oct-05                  0            8,382.04                   0                            0      3.625
         31   15-Nov-05                  0            7,843.70                   0                            0      3.625
         32   15-Dec-05                  0            7,321.64                   0                            0      3.625
         33   15-Jan-06                  0            6,816.03                   0                            0      3.625
         34   15-Feb-06                  0            6,327.00                   0                            0      3.625
         35   15-Mar-06                  0            5,854.74                   0                            0      3.625
         36   15-Apr-06                  0            4,314.58                   0                            0      3.625
         37   15-May-06                  0            2,671.09                   0                            0      3.625
         38   15-Jun-06                  0            1,092.27                   0                            0      3.625


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



Sequential 12 mos -- To call [Class B]
WAL           2.065

   Period           Date          Principal       Interest       Cash Flow          Balance               Begin
                                                                                                         Notional
                                                                                                         Balance
Total                        17,148,000.00    935,470.46    18,083,470.46

       0        24-Apr-03                0             0                0      17,148,000.00                      0
       1        15-May-03                0     26,427.93        26,427.93      17,148,000.00          17,148,000.00
       2        15-Jun-03                0     37,754.18        37,754.18      17,148,000.00          17,148,000.00
       3        15-Jul-03                0     37,754.18        37,754.18      17,148,000.00          17,148,000.00
       4        15-Aug-03                0     37,754.18        37,754.18      17,148,000.00          17,148,000.00
       5        15-Sep-03                0     37,754.18        37,754.18      17,148,000.00          17,148,000.00
       6        15-Oct-03                0     37,754.18        37,754.18      17,148,000.00          17,148,000.00
       7        15-Nov-03                0     37,754.18        37,754.18      17,148,000.00          17,148,000.00
       8        15-Dec-03                0     37,754.18        37,754.18      17,148,000.00          17,148,000.00
       9        15-Jan-04                0     37,754.18        37,754.18      17,148,000.00          17,148,000.00
      10        15-Feb-04                0     37,754.18        37,754.18      17,148,000.00          17,148,000.00
      11        15-Mar-04                0     37,754.18        37,754.18      17,148,000.00          17,148,000.00
      12        15-Apr-04                0     37,754.18        37,754.18      17,148,000.00          17,148,000.00
      13        15-May-04     3,350,495.47     37,754.18     3,388,249.65      13,797,504.53          17,148,000.00
      14        15-Jun-04       562,785.18     30,377.51       593,162.69      13,234,719.35          13,797,504.53
      15        15-Jul-04       552,708.09     29,138.44       581,846.53      12,682,011.27          13,234,719.35
      16        15-Aug-04       542,531.80     27,921.56       570,453.37      12,139,479.46          12,682,011.27
      17        15-Sep-04       532,255.49     26,727.09       558,982.58      11,607,223.97          12,139,479.46
      18        15-Oct-04       521,878.29     25,555.24       547,433.53      11,085,345.68          11,607,223.97
      19        15-Nov-04       511,399.34     24,406.24       535,805.57      10,573,946.34          11,085,345.68
      20        15-Dec-04       500,817.76     23,280.31       524,098.07      10,073,128.58          10,573,946.34
      21        15-Jan-05       490,132.68     22,177.67       512,310.36       9,582,995.89          10,073,128.58
      22        15-Feb-05       479,343.22     21,098.56       500,441.79       9,103,652.67           9,582,995.89
      23        15-Mar-05       468,448.48     20,043.21       488,491.69       8,635,204.19           9,103,652.67
      24        15-Apr-05       457,447.57     19,011.84       476,459.41       8,177,756.61           8,635,204.19
      25        15-May-05       446,339.58     18,004.69       464,344.27       7,731,417.04           8,177,756.61
      26        15-Jun-05       435,123.59     17,022.00       452,145.59       7,296,293.45           7,731,417.04
      27        15-Jul-05       423,798.69     16,064.01       439,862.69       6,872,494.76           7,296,293.45
      28        15-Aug-05       412,363.94     15,130.94       427,494.89       6,460,130.82           6,872,494.76
      29        15-Sep-05       400,818.42     14,223.05       415,041.48       6,059,312.40           6,460,130.82
      30        15-Oct-05       389,161.18     13,340.59       402,501.76       5,670,151.22           6,059,312.40
      31        15-Nov-05       377,391.27     12,483.78       389,875.05       5,292,759.95           5,670,151.22
      32        15-Dec-05       365,507.73     11,652.89       377,160.62       4,927,252.23           5,292,759.95
      33        15-Jan-06       353,509.59     10,848.17       364,357.76       4,573,742.63           4,927,252.23
      34        15-Feb-06       341,395.89     10,069.86       351,465.75       4,232,346.74           4,573,742.63
      35        15-Mar-06       329,165.64      9,318.22       338,483.86       3,903,181.10           4,232,346.74
      36        15-Apr-06       316,817.86      8,593.50       325,411.36       3,586,363.24           3,903,181.10
      37        15-May-06       304,351.55      7,895.98       312,247.52       3,282,011.69           3,586,363.24
      38        15-Jun-06       350,644.96      7,225.90       357,870.85       2,931,366.73           3,282,011.69
      39        15-Jul-06       765,790.61      6,453.89       772,244.50       2,165,576.12           2,931,366.73
      40        15-Aug-06       730,588.27      4,767.88       735,356.14       1,434,987.86           2,165,576.12
      41        15-Sep-06     1,434,987.86      3,159.36     1,438,147.22                  0           1,434,987.86

(TABLE CONTINUED)

   Period           Date            End             Princ         Accrued       Interest        Accum       Coupon
                                 Notional         Writedown       Interest      Shortfall      Interest
                                  Balance                                                     Shortfall
Total                                                  0       935,470.46           0

       0        24-Apr-03     17,148,000.00            0                0           0                0          0
       1        15-May-03     17,148,000.00            0        26,427.93           0                0      2.642
       2        15-Jun-03     17,148,000.00            0        37,754.18           0                0      2.642
       3        15-Jul-03     17,148,000.00            0        37,754.18           0                0      2.642
       4        15-Aug-03     17,148,000.00            0        37,754.18           0                0      2.642
       5        15-Sep-03     17,148,000.00            0        37,754.18           0                0      2.642
       6        15-Oct-03     17,148,000.00            0        37,754.18           0                0      2.642
       7        15-Nov-03     17,148,000.00            0        37,754.18           0                0      2.642
       8        15-Dec-03     17,148,000.00            0        37,754.18           0                0      2.642
       9        15-Jan-04     17,148,000.00            0        37,754.18           0                0      2.642
      10        15-Feb-04     17,148,000.00            0        37,754.18           0                0      2.642
      11        15-Mar-04     17,148,000.00            0        37,754.18           0                0      2.642
      12        15-Apr-04     17,148,000.00            0        37,754.18           0                0      2.642
      13        15-May-04     13,797,504.53            0        37,754.18           0                0      2.642
      14        15-Jun-04     13,234,719.35            0        30,377.51           0                0      2.642
      15        15-Jul-04     12,682,011.27            0        29,138.44           0                0      2.642
      16        15-Aug-04     12,139,479.46            0        27,921.56           0                0      2.642
      17        15-Sep-04     11,607,223.97            0        26,727.09           0                0      2.642
      18        15-Oct-04     11,085,345.68            0        25,555.24           0                0      2.642
      19        15-Nov-04     10,573,946.34            0        24,406.24           0                0      2.642
      20        15-Dec-04     10,073,128.58            0        23,280.31           0                0      2.642
      21        15-Jan-05      9,582,995.89            0        22,177.67           0                0      2.642
      22        15-Feb-05      9,103,652.67            0        21,098.56           0                0      2.642
      23        15-Mar-05      8,635,204.19            0        20,043.21           0                0      2.642
      24        15-Apr-05      8,177,756.61            0        19,011.84           0                0      2.642
      25        15-May-05      7,731,417.04            0        18,004.69           0                0      2.642
      26        15-Jun-05      7,296,293.45            0        17,022.00           0                0      2.642
      27        15-Jul-05      6,872,494.76            0        16,064.01           0                0      2.642
      28        15-Aug-05      6,460,130.82            0        15,130.94           0                0      2.642
      29        15-Sep-05      6,059,312.40            0        14,223.05           0                0      2.642
      30        15-Oct-05      5,670,151.22            0        13,340.59           0                0      2.642
      31        15-Nov-05      5,292,759.95            0        12,483.78           0                0      2.642
      32        15-Dec-05      4,927,252.23            0        11,652.89           0                0      2.642
      33        15-Jan-06      4,573,742.63            0        10,848.17           0                0      2.642
      34        15-Feb-06      4,232,346.74            0        10,069.86           0                0      2.642
      35        15-Mar-06      3,903,181.10            0         9,318.22           0                0      2.642
      36        15-Apr-06      3,586,363.24            0         8,593.50           0                0      2.642
      37        15-May-06      3,282,011.69            0         7,895.98           0                0      2.642
      38        15-Jun-06      2,931,366.73            0         7,225.90           0                0      2.642
      39        15-Jul-06      2,165,576.12            0         6,453.89           0                0      2.642
      40        15-Aug-06      1,434,987.86            0         4,767.88           0                0      2.642
      41        15-Sep-06                 0            0         3,159.36           0                0      2.642


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Sequential 12 mos -- To call [Class C]
WAL                      1.911

         Period       Date           Principal         Interest           Cash Flow               Balance                 Begin
                                                                                                                         Notional
                                                                                                                         Balance
Total                            9,233,000.00       639,675.28        9,872,675.28

       0          24-Apr-03                 0                0                   0           9,233,000.00                      0
       1          15-May-03                 0        19,523.95           19,523.95           9,233,000.00           9,233,000.00
       2          15-Jun-03                 0        27,891.35           27,891.35           9,233,000.00           9,233,000.00
       3          15-Jul-03                 0        27,891.35           27,891.35           9,233,000.00           9,233,000.00
       4          15-Aug-03                 0        27,891.35           27,891.35           9,233,000.00           9,233,000.00
       5          15-Sep-03                 0        27,891.35           27,891.35           9,233,000.00           9,233,000.00
       6          15-Oct-03                 0        27,891.35           27,891.35           9,233,000.00           9,233,000.00
       7          15-Nov-03                 0        27,891.35           27,891.35           9,233,000.00           9,233,000.00
       8          15-Dec-03                 0        27,891.35           27,891.35           9,233,000.00           9,233,000.00
       9          15-Jan-04                 0        27,891.35           27,891.35           9,233,000.00           9,233,000.00
      10          15-Feb-04                 0        27,891.35           27,891.35           9,233,000.00           9,233,000.00
      11          15-Mar-04                 0        27,891.35           27,891.35           9,233,000.00           9,233,000.00
      12          15-Apr-04                 0        27,891.35           27,891.35           9,233,000.00           9,233,000.00
      13          15-May-04        288,166.06        27,891.35          316,057.41           8,944,833.94           9,233,000.00
      14          15-Jun-04      2,068,584.47        27,020.85        2,095,605.33           6,876,249.46           8,944,833.94
      15          15-Jul-04        977,639.57        20,772.00          998,411.58           5,898,609.89           6,876,249.46
      16          15-Aug-04        252,340.37        17,818.72          270,159.09           5,646,269.52           5,898,609.89
      17          15-Sep-04        247,560.69        17,056.44          264,617.13           5,398,708.82           5,646,269.52
      18          15-Oct-04        242,734.09        16,308.60          259,042.69           5,155,974.73           5,398,708.82
      19          15-Nov-04        237,860.16        15,575.34          253,435.50           4,918,114.58           5,155,974.73
      20          15-Dec-04        232,938.49        14,856.80          247,795.30           4,685,176.08           4,918,114.58
      21          15-Jan-05        227,968.69        14,153.14          242,121.83           4,457,207.39           4,685,176.08
      22          15-Feb-05        222,950.34        13,464.48          236,414.82           4,234,257.06           4,457,207.39
      23          15-Mar-05        217,883.02        12,790.98          230,674.00           4,016,374.04           4,234,257.06
      24          15-Apr-05        212,766.31        12,132.80          224,899.11           3,803,607.73           4,016,374.04
      25          15-May-05        207,599.80        11,490.07          219,089.87           3,596,007.92           3,803,607.73
      26          15-Jun-05        202,383.07        10,862.94          213,246.01           3,393,624.86           3,596,007.92
      27          15-Jul-05        197,115.67        10,251.58          207,367.24           3,196,509.19           3,393,624.86
      28          15-Aug-05        191,797.18         9,656.12          201,453.30           3,004,712.01           3,196,509.19
      29          15-Sep-05        186,427.17         9,076.73          195,503.91           2,818,284.84           3,004,712.01
      30          15-Oct-05        181,005.20         8,513.57          189,518.77           2,637,279.64           2,818,284.84
      31          15-Nov-05        175,530.82         7,966.78          183,497.60           2,461,748.81           2,637,279.64
      32          15-Dec-05        170,003.59         7,436.53          177,440.13           2,291,745.22           2,461,748.81
      33          15-Jan-06        164,423.07         6,922.98          171,346.05           2,127,322.16           2,291,745.22
      34          15-Feb-06        158,788.79         6,426.29          165,215.07           1,968,533.37           2,127,322.16
      35          15-Mar-06        435,083.97         5,946.61          441,030.58           1,533,449.40           1,968,533.37
      36          15-Apr-06        552,589.29         4,632.30          557,221.59             980,860.10           1,533,449.40
      37          15-May-06        530,845.72         2,963.01          533,808.73             450,014.39             980,860.10
      38          15-Jun-06        450,014.39         1,359.42          451,373.80                      0             450,014.39

(TABLE CONTINUED)

         Period       Date            End         Princ             Accrued         Interest       Accum            Coupon
                                    Notional    Writedown          Interest        Shortfall      Interest
                                    Balance                                                      Shortfall
Total                                                  0         639,675.28               0

       0          24-Apr-03    9,233,000.00            0                  0               0             0                0
       1          15-May-03    9,233,000.00            0          19,523.95               0             0            3.625
       2          15-Jun-03    9,233,000.00            0          27,891.35               0             0            3.625
       3          15-Jul-03    9,233,000.00            0          27,891.35               0             0            3.625
       4          15-Aug-03    9,233,000.00            0          27,891.35               0             0            3.625
       5          15-Sep-03    9,233,000.00            0          27,891.35               0             0            3.625
       6          15-Oct-03    9,233,000.00            0          27,891.35               0             0            3.625
       7          15-Nov-03    9,233,000.00            0          27,891.35               0             0            3.625
       8          15-Dec-03    9,233,000.00            0          27,891.35               0             0            3.625
       9          15-Jan-04    9,233,000.00            0          27,891.35               0             0            3.625
      10          15-Feb-04    9,233,000.00            0          27,891.35               0             0            3.625
      11          15-Mar-04    9,233,000.00            0          27,891.35               0             0            3.625
      12          15-Apr-04    9,233,000.00            0          27,891.35               0             0            3.625
      13          15-May-04    8,944,833.94            0          27,891.35               0             0            3.625
      14          15-Jun-04    6,876,249.46            0          27,020.85               0             0            3.625
      15          15-Jul-04    5,898,609.89            0          20,772.00               0             0            3.625
      16          15-Aug-04    5,646,269.52            0          17,818.72               0             0            3.625
      17          15-Sep-04    5,398,708.82            0          17,056.44               0             0            3.625
      18          15-Oct-04    5,155,974.73            0          16,308.60               0             0            3.625
      19          15-Nov-04    4,918,114.58            0          15,575.34               0             0            3.625
      20          15-Dec-04    4,685,176.08            0          14,856.80               0             0            3.625
      21          15-Jan-05    4,457,207.39            0          14,153.14               0             0            3.625
      22          15-Feb-05    4,234,257.06            0          13,464.48               0             0            3.625
      23          15-Mar-05    4,016,374.04            0          12,790.98               0             0            3.625
      24          15-Apr-05    3,803,607.73            0          12,132.80               0             0            3.625
      25          15-May-05    3,596,007.92            0          11,490.07               0             0            3.625
      26          15-Jun-05    3,393,624.86            0          10,862.94               0             0            3.625
      27          15-Jul-05    3,196,509.19            0          10,251.58               0             0            3.625
      28          15-Aug-05    3,004,712.01            0           9,656.12               0             0            3.625
      29          15-Sep-05    2,818,284.84            0           9,076.73               0             0            3.625
      30          15-Oct-05    2,637,279.64            0           8,513.57               0             0            3.625
      31          15-Nov-05    2,461,748.81            0           7,966.78               0             0            3.625
      32          15-Dec-05    2,291,745.22            0           7,436.53               0             0            3.625
      33          15-Jan-06    2,127,322.16            0           6,922.98               0             0            3.625
      34          15-Feb-06    1,968,533.37            0           6,426.29               0             0            3.625
      35          15-Mar-06    1,533,449.40            0           5,946.61               0             0            3.625
      36          15-Apr-06      980,860.10            0           4,632.30               0             0            3.625
      37          15-May-06      450,014.39            0           2,963.01               0             0            3.625
      38          15-Jun-06               0            0           1,359.42               0             0            3.625




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



Sequential 12 mos -- To Maturity [Class B]
WAL          2.069

   Period       Date      Principal      Interest      Cash Flow        Balance           Begin
                                                                                         Notional
                                                                                         Balance

Total                    17,148,000.00    937,277.38  18,085,277.38

           0  24-Apr-03              0             0              0    17,148,000.00                0
           1  15-May-03              0     26,427.93      26,427.93    17,148,000.00    17,148,000.00
           2  15-Jun-03              0     37,754.18      37,754.18    17,148,000.00    17,148,000.00
           3  15-Jul-03              0     37,754.18      37,754.18    17,148,000.00    17,148,000.00
           4  15-Aug-03              0     37,754.18      37,754.18    17,148,000.00    17,148,000.00
           5  15-Sep-03              0     37,754.18      37,754.18    17,148,000.00    17,148,000.00
           6  15-Oct-03              0     37,754.18      37,754.18    17,148,000.00    17,148,000.00
           7  15-Nov-03              0     37,754.18      37,754.18    17,148,000.00    17,148,000.00
           8  15-Dec-03              0     37,754.18      37,754.18    17,148,000.00    17,148,000.00
           9  15-Jan-04              0     37,754.18      37,754.18    17,148,000.00    17,148,000.00
          10  15-Feb-04              0     37,754.18      37,754.18    17,148,000.00    17,148,000.00
          11  15-Mar-04              0     37,754.18      37,754.18    17,148,000.00    17,148,000.00
          12  15-Apr-04              0     37,754.18      37,754.18    17,148,000.00    17,148,000.00
          13  15-May-04   3,350,495.47     37,754.18   3,388,249.65    13,797,504.53    17,148,000.00
          14  15-Jun-04     562,785.18     30,377.51     593,162.69    13,234,719.35    13,797,504.53
          15  15-Jul-04     552,708.09     29,138.44     581,846.53    12,682,011.27    13,234,719.35
          16  15-Aug-04     542,531.80     27,921.56     570,453.37    12,139,479.46    12,682,011.27
          17  15-Sep-04     532,255.49     26,727.09     558,982.58    11,607,223.97    12,139,479.46
          18  15-Oct-04     521,878.29     25,555.24     547,433.53    11,085,345.68    11,607,223.97
          19  15-Nov-04     511,399.34     24,406.24     535,805.57    10,573,946.34    11,085,345.68
          20  15-Dec-04     500,817.76     23,280.31     524,098.07    10,073,128.58    10,573,946.34
          21  15-Jan-05     490,132.68     22,177.67     512,310.36     9,582,995.89    10,073,128.58
          22  15-Feb-05     479,343.22     21,098.56     500,441.79     9,103,652.67     9,582,995.89
          23  15-Mar-05     468,448.48     20,043.21     488,491.69     8,635,204.19     9,103,652.67
          24  15-Apr-05     457,447.57     19,011.84     476,459.41     8,177,756.61     8,635,204.19
          25  15-May-05     446,339.58     18,004.69     464,344.27     7,731,417.04     8,177,756.61
          26  15-Jun-05     435,123.59     17,022.00     452,145.59     7,296,293.45     7,731,417.04
          27  15-Jul-05     423,798.69     16,064.01     439,862.69     6,872,494.76     7,296,293.45
          28  15-Aug-05     412,363.94     15,130.94     427,494.89     6,460,130.82     6,872,494.76
          29  15-Sep-05     400,818.42     14,223.05     415,041.48     6,059,312.40     6,460,130.82
          30  15-Oct-05     389,161.18     13,340.59     402,501.76     5,670,151.22     6,059,312.40
          31  15-Nov-05     377,391.27     12,483.78     389,875.05     5,292,759.95     5,670,151.22
          32  15-Dec-05     365,507.73     11,652.89     377,160.62     4,927,252.23     5,292,759.95
          33  15-Jan-06     353,509.59     10,848.17     364,357.76     4,573,742.63     4,927,252.23
          34  15-Feb-06     341,395.89     10,069.86     351,465.75     4,232,346.74     4,573,742.63
          35  15-Mar-06     329,165.64      9,318.22     338,483.86     3,903,181.10     4,232,346.74
          36  15-Apr-06     316,817.86      8,593.50     325,411.36     3,586,363.24     3,903,181.10
          37  15-May-06     304,351.55      7,895.98     312,247.52     3,282,011.69     3,586,363.24
          38  15-Jun-06     350,644.96      7,225.90     357,870.85     2,931,366.73     3,282,011.69
          39  15-Jul-06     765,790.61      6,453.89     772,244.50     2,165,576.12     2,931,366.73
          40  15-Aug-06     730,588.27      4,767.88     735,356.14     1,434,987.86     2,165,576.12
          41  15-Sep-06     695,049.49      3,159.36     698,208.86       739,938.36     1,434,987.86
          42  15-Oct-06     659,171.44      1,629.10     660,800.53        80,766.93       739,938.36
          43  15-Nov-06      80,766.93        177.82      80,944.75                0        80,766.93

(TABLE CONTINUED)

   Period       Date            End            Princ      Accrued    Interest     Accum      Coupon
                              Notional       Writedown    Interest   Shortfall   Interest
                              Balance                                           Shortfall

Total                                            0       937,277.38      0

           0  24-Apr-03      17,148,000.00       0                0      0          0                0
           1  15-May-03      17,148,000.00       0        26,427.93      0          0            2.642
           2  15-Jun-03      17,148,000.00       0        37,754.18      0          0            2.642
           3  15-Jul-03      17,148,000.00       0        37,754.18      0          0            2.642
           4  15-Aug-03      17,148,000.00       0        37,754.18      0          0            2.642
           5  15-Sep-03      17,148,000.00       0        37,754.18      0          0            2.642
           6  15-Oct-03      17,148,000.00       0        37,754.18      0          0            2.642
           7  15-Nov-03      17,148,000.00       0        37,754.18      0          0            2.642
           8  15-Dec-03      17,148,000.00       0        37,754.18      0          0            2.642
           9  15-Jan-04      17,148,000.00       0        37,754.18      0          0            2.642
          10  15-Feb-04      17,148,000.00       0        37,754.18      0          0            2.642
          11  15-Mar-04      17,148,000.00       0        37,754.18      0          0            2.642
          12  15-Apr-04      17,148,000.00       0        37,754.18      0          0            2.642
          13  15-May-04      13,797,504.53       0        37,754.18      0          0            2.642
          14  15-Jun-04      13,234,719.35       0        30,377.51      0          0            2.642
          15  15-Jul-04      12,682,011.27       0        29,138.44      0          0            2.642
          16  15-Aug-04      12,139,479.46       0        27,921.56      0          0            2.642
          17  15-Sep-04      11,607,223.97       0        26,727.09      0          0            2.642
          18  15-Oct-04      11,085,345.68       0        25,555.24      0          0            2.642
          19  15-Nov-04      10,573,946.34       0        24,406.24      0          0            2.642
          20  15-Dec-04      10,073,128.58       0        23,280.31      0          0            2.642
          21  15-Jan-05       9,582,995.89       0        22,177.67      0          0            2.642
          22  15-Feb-05       9,103,652.67       0        21,098.56      0          0            2.642
          23  15-Mar-05       8,635,204.19       0        20,043.21      0          0            2.642
          24  15-Apr-05       8,177,756.61       0        19,011.84      0          0            2.642
          25  15-May-05       7,731,417.04       0        18,004.69      0          0            2.642
          26  15-Jun-05       7,296,293.45       0        17,022.00      0          0            2.642
          27  15-Jul-05       6,872,494.76       0        16,064.01      0          0            2.642
          28  15-Aug-05       6,460,130.82       0        15,130.94      0          0            2.642
          29  15-Sep-05       6,059,312.40       0        14,223.05      0          0            2.642
          30  15-Oct-05       5,670,151.22       0        13,340.59      0          0            2.642
          31  15-Nov-05       5,292,759.95       0        12,483.78      0          0            2.642
          32  15-Dec-05       4,927,252.23       0        11,652.89      0          0            2.642
          33  15-Jan-06       4,573,742.63       0        10,848.17      0          0            2.642
          34  15-Feb-06       4,232,346.74       0        10,069.86      0          0            2.642
          35  15-Mar-06       3,903,181.10       0         9,318.22      0          0            2.642
          36  15-Apr-06       3,586,363.24       0         8,593.50      0          0            2.642
          37  15-May-06       3,282,011.69       0         7,895.98      0          0            2.642
          38  15-Jun-06       2,931,366.73       0         7,225.90      0          0            2.642
          39  15-Jul-06       2,165,576.12       0         6,453.89      0          0            2.642
          40  15-Aug-06       1,434,987.86       0         4,767.88      0          0            2.642
          41  15-Sep-06         739,938.36       0         3,159.36      0          0            2.642
          42  15-Oct-06          80,766.93       0         1,629.10      0          0            2.642
          43  15-Nov-06                  0       0           177.82      0          0            2.642


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



Sequential 12 mos -- To Maturity [Class C]
WAL          1.911

   Period      Date        Principal      Interest       Cash Flow        Balance              Begin
                                                                                            Notional
                                                                                             Balance
Total                     9,233,000.00    639,675.28    9,872,675.28

        0    24-Apr-03               0             0               0     9,233,000.00                     0
        1    15-May-03               0     19,523.95       19,523.95     9,233,000.00          9,233,000.00
        2    15-Jun-03               0     27,891.35       27,891.35     9,233,000.00          9,233,000.00
        3    15-Jul-03               0     27,891.35       27,891.35     9,233,000.00          9,233,000.00
        4    15-Aug-03               0     27,891.35       27,891.35     9,233,000.00          9,233,000.00
        5    15-Sep-03               0     27,891.35       27,891.35     9,233,000.00          9,233,000.00
        6    15-Oct-03               0     27,891.35       27,891.35     9,233,000.00          9,233,000.00
        7    15-Nov-03               0     27,891.35       27,891.35     9,233,000.00          9,233,000.00
        8    15-Dec-03               0     27,891.35       27,891.35     9,233,000.00          9,233,000.00
        9    15-Jan-04               0     27,891.35       27,891.35     9,233,000.00          9,233,000.00
       10    15-Feb-04               0     27,891.35       27,891.35     9,233,000.00          9,233,000.00
       11    15-Mar-04               0     27,891.35       27,891.35     9,233,000.00          9,233,000.00
       12    15-Apr-04               0     27,891.35       27,891.35     9,233,000.00          9,233,000.00
       13    15-May-04      288,166.06     27,891.35      316,057.41     8,944,833.94          9,233,000.00
       14    15-Jun-04    2,068,584.47     27,020.85    2,095,605.33     6,876,249.46          8,944,833.94
       15    15-Jul-04      977,639.57     20,772.00      998,411.58     5,898,609.89          6,876,249.46
       16    15-Aug-04      252,340.37     17,818.72      270,159.09     5,646,269.52          5,898,609.89
       17    15-Sep-04      247,560.69     17,056.44      264,617.13     5,398,708.82          5,646,269.52
       18    15-Oct-04      242,734.09     16,308.60      259,042.69     5,155,974.73          5,398,708.82
       19    15-Nov-04      237,860.16     15,575.34      253,435.50     4,918,114.58          5,155,974.73
       20    15-Dec-04      232,938.49     14,856.80      247,795.30     4,685,176.08          4,918,114.58
       21    15-Jan-05      227,968.69     14,153.14      242,121.83     4,457,207.39          4,685,176.08
       22    15-Feb-05      222,950.34     13,464.48      236,414.82     4,234,257.06          4,457,207.39
       23    15-Mar-05      217,883.02     12,790.98      230,674.00     4,016,374.04          4,234,257.06
       24    15-Apr-05      212,766.31     12,132.80      224,899.11     3,803,607.73          4,016,374.04
       25    15-May-05      207,599.80     11,490.07      219,089.87     3,596,007.92          3,803,607.73
       26    15-Jun-05      202,383.07     10,862.94      213,246.01     3,393,624.86          3,596,007.92
       27    15-Jul-05      197,115.67     10,251.58      207,367.24     3,196,509.19          3,393,624.86
       28    15-Aug-05      191,797.18      9,656.12      201,453.30     3,004,712.01          3,196,509.19
       29    15-Sep-05      186,427.17      9,076.73      195,503.91     2,818,284.84          3,004,712.01
       30    15-Oct-05      181,005.20      8,513.57      189,518.77     2,637,279.64          2,818,284.84
       31    15-Nov-05      175,530.82      7,966.78      183,497.60     2,461,748.81          2,637,279.64
       32    15-Dec-05      170,003.59      7,436.53      177,440.13     2,291,745.22          2,461,748.81
       33    15-Jan-06      164,423.07      6,922.98      171,346.05     2,127,322.16          2,291,745.22
       34    15-Feb-06      158,788.79      6,426.29      165,215.07     1,968,533.37          2,127,322.16
       35    15-Mar-06      435,083.97      5,946.61      441,030.58     1,533,449.40          1,968,533.37
       36    15-Apr-06      552,589.29      4,632.30      557,221.59       980,860.10          1,533,449.40
       37    15-May-06      530,845.72      2,963.01      533,808.73       450,014.39            980,860.10
       38    15-Jun-06      450,014.39      1,359.42      451,373.80                0            450,014.39

(TABLE CONTINUED)

   Period      Date          End               Princ             Accrued           Interest           Accum         Coupon
                          Notional          Writedown          Interest          Shortfall         Interest
                          Balance                                                                  Shortfall
Total                                           0                  639,675.28        0

        0    24-Apr-03      9,233,000.00        0                           0        0                 0                  0
        1    15-May-03      9,233,000.00        0                   19,523.95        0                 0              3.625
        2    15-Jun-03      9,233,000.00        0                   27,891.35        0                 0              3.625
        3    15-Jul-03      9,233,000.00        0                   27,891.35        0                 0              3.625
        4    15-Aug-03      9,233,000.00        0                   27,891.35        0                 0              3.625
        5    15-Sep-03      9,233,000.00        0                   27,891.35        0                 0              3.625
        6    15-Oct-03      9,233,000.00        0                   27,891.35        0                 0              3.625
        7    15-Nov-03      9,233,000.00        0                   27,891.35        0                 0              3.625
        8    15-Dec-03      9,233,000.00        0                   27,891.35        0                 0              3.625
        9    15-Jan-04      9,233,000.00        0                   27,891.35        0                 0              3.625
       10    15-Feb-04      9,233,000.00        0                   27,891.35        0                 0              3.625
       11    15-Mar-04      9,233,000.00        0                   27,891.35        0                 0              3.625
       12    15-Apr-04      9,233,000.00        0                   27,891.35        0                 0              3.625
       13    15-May-04      8,944,833.94        0                   27,891.35        0                 0              3.625
       14    15-Jun-04      6,876,249.46        0                   27,020.85        0                 0              3.625
       15    15-Jul-04      5,898,609.89        0                   20,772.00        0                 0              3.625
       16    15-Aug-04      5,646,269.52        0                   17,818.72        0                 0              3.625
       17    15-Sep-04      5,398,708.82        0                   17,056.44        0                 0              3.625
       18    15-Oct-04      5,155,974.73        0                   16,308.60        0                 0              3.625
       19    15-Nov-04      4,918,114.58        0                   15,575.34        0                 0              3.625
       20    15-Dec-04      4,685,176.08        0                   14,856.80        0                 0              3.625
       21    15-Jan-05      4,457,207.39        0                   14,153.14        0                 0              3.625
       22    15-Feb-05      4,234,257.06        0                   13,464.48        0                 0              3.625
       23    15-Mar-05      4,016,374.04        0                   12,790.98        0                 0              3.625
       24    15-Apr-05      3,803,607.73        0                   12,132.80        0                 0              3.625
       25    15-May-05      3,596,007.92        0                   11,490.07        0                 0              3.625
       26    15-Jun-05      3,393,624.86        0                   10,862.94        0                 0              3.625
       27    15-Jul-05      3,196,509.19        0                   10,251.58        0                 0              3.625
       28    15-Aug-05      3,004,712.01        0                    9,656.12        0                 0              3.625
       29    15-Sep-05      2,818,284.84        0                    9,076.73        0                 0              3.625
       30    15-Oct-05      2,637,279.64        0                    8,513.57        0                 0              3.625
       31    15-Nov-05      2,461,748.81        0                    7,966.78        0                 0              3.625
       32    15-Dec-05      2,291,745.22        0                    7,436.53        0                 0              3.625
       33    15-Jan-06      2,127,322.16        0                    6,922.98        0                 0              3.625
       34    15-Feb-06      1,968,533.37        0                    6,426.29        0                 0              3.625
       35    15-Mar-06      1,533,449.40        0                    5,946.61        0                 0              3.625
       36    15-Apr-06        980,860.10        0                    4,632.30        0                 0              3.625
       37    15-May-06        450,014.39        0                    2,963.01        0                 0              3.625
       38    15-Jun-06                 0        0                    1,359.42        0                 0              3.625



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAL0301 - CF - A1


0.5 ABS
Call (Y)

Period             Date            Principal        Interest     Cash Flow         Balance           Begin Notional Balance
Total                          118,614,000.00   638,468.05    119,252,468.05

            0     24-Apr-03                 0            0                 0    118,614,000.00                              0
            1     15-May-03     12,740,326.27    87,181.29     12,827,507.56    105,873,673.73                 118,614,000.00
            2     15-Jun-03     12,402,263.17   114,872.94     12,517,136.10     93,471,410.56                 105,873,673.73
            3     15-Jul-03     12,329,113.72    98,144.98     12,427,258.70     81,142,296.84                  93,471,410.56
            4     15-Aug-03     12,249,052.89    88,039.39     12,337,092.28     68,893,243.95                  81,142,296.84
            5     15-Sep-03     12,171,885.33    74,749.17     12,246,634.50     56,721,358.62                  68,893,243.95
            6     15-Oct-03     12,096,325.52    59,557.43     12,155,882.94     44,625,033.11                  56,721,358.62
            7     15-Nov-03     12,016,417.01    48,418.16     12,064,835.17     32,608,616.10                  44,625,033.11
            8     15-Dec-03     11,939,249.63    34,239.05     11,973,488.68     20,669,366.47                  32,608,616.10
            9     15-Jan-04     10,679,152.32    22,426.26     10,701,578.58      9,990,214.15                  20,669,366.47
           10     15-Feb-04      9,990,214.15    10,839.38     10,001,053.53                 0                   9,990,214.15


[CONTINUATION OF TABLE]

                                                                                          Interest    Accum Interest
Period             Date        End Notional Balance Princ Writedown  Accrued Interest     Shortfall    Shortfall       Coupon
Total                                                      0         638,468.05               0
            0     24-Apr-03     118,614,000.00             0                  0               0                 0           0
            1     15-May-03     105,873,673.73             0          87,181.29               0                 0        1.26
            2     15-Jun-03      93,471,410.56             0         114,872.94               0                 0        1.26
            3     15-Jul-03      81,142,296.84             0          98,144.98               0                 0        1.26
            4     15-Aug-03      68,893,243.95             0          88,039.39               0                 0        1.26
            5     15-Sep-03      56,721,358.62             0          74,749.17               0                 0        1.26
            6     15-Oct-03      44,625,033.11             0          59,557.43               0                 0        1.26
            7     15-Nov-03      32,608,616.10             0          48,418.16               0                 0        1.26
            8     15-Dec-03      20,669,366.47             0          34,239.05               0                 0        1.26
            9     15-Jan-04       9,990,214.15             0          22,426.26               0                 0        1.26
           10     15-Feb-04                  0             0          10,839.38               0                 0        1.26


GSAL0301 - CF - A2


1.5 ABS
Call (Y)


Period           Date      Principal         Interest     Cash Flow         Balance           Begin Notional Balance
Total                      118,614,000.00   444,776.71    119,058,776.71

          0     24-Apr-03               0            0                 0    118,614,000.00                        0
          1     15-May-03   18,683,560.40    87,181.29     18,770,741.69     99,930,439.60           118,614,000.00
          2     15-Jun-03   18,139,695.85   108,424.53     18,248,120.37     81,790,743.76            99,930,439.60
          3     15-Jul-03   17,859,410.14    85,880.28     17,945,290.42     63,931,333.62            81,790,743.76
          4     15-Aug-03   17,572,098.72    69,365.50     17,641,464.22     46,359,234.90            63,931,333.62
          5     15-Sep-03   17,286,335.11    50,299.77     17,336,634.88     29,072,899.79            46,359,234.90
          6     15-Oct-03   17,000,268.89    30,526.54     17,030,795.43     12,072,630.90            29,072,899.79
          7     15-Nov-03   12,072,630.90    13,098.80     12,085,729.71                 0            12,072,630.90


[CONTINUATION OF TABLE]

                                                                                                          Accum Interest
Period           Date        End Notional Balance  Princ Writedown  Accrued Interest   Interest Shortfall    Shortfall   Coupon
Total                                                      0         444,776.71              0

          0     24-Apr-03      118,614,000.00              0                  0              0                   0           0
          1     15-May-03       99,930,439.60              0          87,181.29              0                   0        1.26
          2     15-Jun-03       81,790,743.76              0         108,424.53              0                   0        1.26
          3     15-Jul-03       63,931,333.62              0          85,880.28              0                   0        1.26
          4     15-Aug-03       46,359,234.90              0          69,365.50              0                   0        1.26
          5     15-Sep-03       29,072,899.79              0          50,299.77              0                   0        1.26
          6     15-Oct-03       12,072,630.90              0          30,526.54              0                   0        1.26
          7     15-Nov-03                   0              0          13,098.80              0                   0        1.26

GSAL0301 - CF - A3


2 ABS
Call (Y)

Period          Date         Principal         Interest     Cash Flow         Balance           Begin Notional Balance
Total                       118,614,000.00   381,164.04    118,995,164.04

         0     24-Apr-03                 0            0                 0    118,614,000.00                     0
         1     15-May-03     21,987,588.20    87,181.29     22,074,769.49     96,626,411.80        118,614,000.00
         2     15-Jun-03     21,329,215.76   104,839.66     21,434,055.41     75,297,196.05         96,626,411.80
         3     15-Jul-03     20,933,679.38    79,062.06     21,012,741.43     54,363,516.67         75,297,196.05
         4     15-Aug-03     20,531,053.00    58,984.42     20,590,037.42     33,832,463.67         54,363,516.67
         5     15-Sep-03     20,129,225.71    36,708.22     20,165,933.93     13,703,237.96         33,832,463.67
         6     15-Oct-03     13,703,237.96    14,388.40     13,717,626.35                 0         13,703,237.96

[CONTINUATION OF TABLE]

                                                                                            Interest   Accum Interest
Period          Date          End Notional Balance   Princ Writedown     Accrued Interest   Shortfall     Shortfall   Coupon
Total                                                        0            381,164.04              0

         0     24-Apr-03        118,614,000.00               0                     0              0           0           0
         1     15-May-03         96,626,411.80               0             87,181.29              0           0        1.26
         2     15-Jun-03         75,297,196.05               0            104,839.66              0           0        1.26
         3     15-Jul-03         54,363,516.67               0             79,062.06              0           0        1.26
         4     15-Aug-03         33,832,463.67               0             58,984.42              0           0        1.26
         5     15-Sep-03         13,703,237.96               0             36,708.22              0           0        1.26
         6     15-Oct-03                     0               0             14,388.40              0           0        1.26

A2


..5 ABS
Call (Y)


                                                                                            Begin Notional         End Notional
Period          Date          Principal        Interest       Cash Flow        Balance          Balance              Balance
Total                     138,336,000.00   2,850,492.69   141,186,492.69

          0    24-Apr-03               0              0                0   138,336,000.00                    0    138,336,000.00
          1    15-May-03               0     112,490.22       112,490.22   138,336,000.00       138,336,000.00    138,336,000.00
          2    15-Jun-03               0     160,700.32       160,700.32   138,336,000.00       138,336,000.00    138,336,000.00
          3    15-Jul-03               0     160,700.32       160,700.32   138,336,000.00       138,336,000.00    138,336,000.00
          4    15-Aug-03               0     160,700.32       160,700.32   138,336,000.00       138,336,000.00    138,336,000.00
          5    15-Sep-03               0     160,700.32       160,700.32   138,336,000.00       138,336,000.00    138,336,000.00
          6    15-Oct-03               0     160,700.32       160,700.32   138,336,000.00       138,336,000.00    138,336,000.00
          7    15-Nov-03               0     160,700.32       160,700.32   138,336,000.00       138,336,000.00    138,336,000.00
          8    15-Dec-03               0     160,700.32       160,700.32   138,336,000.00       138,336,000.00    138,336,000.00
          9    15-Jan-04               0     160,700.32       160,700.32   138,336,000.00       138,336,000.00    138,336,000.00
         10    15-Feb-04          945.13     160,700.32       161,645.45   138,335,054.87       138,336,000.00    138,335,054.87
         11    15-Mar-04    9,954,871.95     160,699.22    10,115,571.17   128,380,182.92       138,335,054.87    128,380,182.92
         12    15-Apr-04    9,918,099.82     149,134.98    10,067,234.80   118,462,083.10       128,380,182.92    118,462,083.10
         13    15-May-04    9,880,838.23     137,613.45    10,018,451.68   108,581,244.87       118,462,083.10    108,581,244.87
         14    15-Jun-04    9,191,198.72     126,135.21     9,317,333.94    99,390,046.15       108,581,244.87     99,390,046.15
         15    15-Jul-04    8,824,345.06     115,458.10     8,939,803.17    90,565,701.08        99,390,046.15     90,565,701.08
         16    15-Aug-04    8,789,462.59     105,207.16     8,894,669.75    81,776,238.49        90,565,701.08     81,776,238.49
         17    15-Sep-04    8,754,122.49      94,996.73     8,849,119.22    73,022,116.01        81,776,238.49     73,022,116.01
         18    15-Oct-04    8,718,320.37      84,827.36     8,803,147.73    64,303,795.63        73,022,116.01     64,303,795.63
         19    15-Nov-04    8,682,051.85      74,699.58     8,756,751.42    55,621,743.78        64,303,795.63     55,621,743.78
         20    15-Dec-04    8,645,312.46      64,613.93     8,709,926.39    46,976,431.32        55,621,743.78     46,976,431.32
         21    15-Jan-05    8,608,097.73      54,570.95     8,662,668.69    38,368,333.59        46,976,431.32     38,368,333.59
         22    15-Feb-05    8,570,403.14      44,571.21     8,614,974.35    29,797,930.45        38,368,333.59     29,797,930.45
         23    15-Mar-05    8,532,224.12      34,615.26     8,566,839.38    21,265,706.33        29,797,930.45     21,265,706.33
         24    15-Apr-05    8,493,556.07      24,703.66     8,518,259.74    12,772,150.26        21,265,706.33     12,772,150.26
         25    15-May-05    8,454,394.37      14,836.98     8,469,231.35     4,317,755.89        12,772,150.26      4,317,755.89
         26    15-Jun-05    4,317,755.89       5,015.79     4,322,771.68                0         4,317,755.89                 0


[CONTINUATION OF TABLE]


                                Princ         Accrued       Interest         Accum Interest
Period          Date           Writedown      Interest      Shortfall           Shortfall       Coupon
Total                                                0     2,850,492.69               0

          0    24-Apr-03        0                    0                0               0              0
          1    15-May-03        0           112,490.22                0               0          1.394
          2    15-Jun-03        0           160,700.32                0               0          1.394
          3    15-Jul-03        0           160,700.32                0               0          1.394
          4    15-Aug-03        0           160,700.32                0               0          1.394
          5    15-Sep-03        0           160,700.32                0               0          1.394
          6    15-Oct-03        0           160,700.32                0               0          1.394
          7    15-Nov-03        0           160,700.32                0               0          1.394
          8    15-Dec-03        0           160,700.32                0               0          1.394
          9    15-Jan-04        0           160,700.32                0               0          1.394
         10    15-Feb-04        0           160,700.32                0               0          1.394
         11    15-Mar-04        0           160,699.22                0               0          1.394
         12    15-Apr-04        0           149,134.98                0               0          1.394
         13    15-May-04        0           137,613.45                0               0          1.394
         14    15-Jun-04        0           126,135.21                0               0          1.394
         15    15-Jul-04        0           115,458.10                0               0          1.394
         16    15-Aug-04        0           105,207.16                0               0          1.394
         17    15-Sep-04        0            94,996.73                0               0          1.394
         18    15-Oct-04        0            84,827.36                0               0          1.394
         19    15-Nov-04        0            74,699.58                0               0          1.394
         20    15-Dec-04        0            64,613.93                0               0          1.394
         21    15-Jan-05        0            54,570.95                0               0          1.394
         22    15-Feb-05        0            44,571.21                0               0          1.394
         23    15-Mar-05        0            34,615.26                0               0          1.394
         24    15-Apr-05        0            24,703.66                0               0          1.394
         25    15-May-05        0            14,836.98                0               0          1.394
         26    15-Jun-05        0             5,015.79                0               0          1.394



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A2


1 ABS
Call (Y)


                                                                                              Begin Notional      End Notional
Period           Date           Principal         Interest       Cash Flow        Balance         Balance           Balance
Total                      138,336,000.00    2,335,561.40   140,671,561.40

          0    24-Apr-03                0               0                0   138,336,000.00                  0     138,336,000.00
          1    15-May-03                0      112,490.22       112,490.22   138,336,000.00     138,336,000.00     138,336,000.00
          2    15-Jun-03                0      160,700.32       160,700.32   138,336,000.00     138,336,000.00     138,336,000.00
          3    15-Jul-03                0      160,700.32       160,700.32   138,336,000.00     138,336,000.00     138,336,000.00
          4    15-Aug-03                0      160,700.32       160,700.32   138,336,000.00     138,336,000.00     138,336,000.00
          5    15-Sep-03                0      160,700.32       160,700.32   138,336,000.00     138,336,000.00     138,336,000.00
          6    15-Oct-03                0      160,700.32       160,700.32   138,336,000.00     138,336,000.00     138,336,000.00
          7    15-Nov-03                0      160,700.32       160,700.32   138,336,000.00     138,336,000.00     138,336,000.00
          8    15-Dec-03                0      160,700.32       160,700.32   138,336,000.00     138,336,000.00     138,336,000.00
          9    15-Jan-04    12,179,968.90      160,700.32    12,340,669.22   126,156,031.10     138,336,000.00     126,156,031.10
         10    15-Feb-04    12,006,885.89      146,551.26    12,153,437.15   114,149,145.21     126,156,031.10     114,149,145.21
         11    15-Mar-04    11,579,427.07      132,603.26    11,712,030.33   102,569,718.14     114,149,145.21     102,569,718.14
         12    15-Apr-04    10,573,021.78      119,151.82    10,692,173.60    91,996,696.36     102,569,718.14      91,996,696.36
         13    15-May-04    10,454,614.39      106,869.50    10,561,483.89    81,542,081.97      91,996,696.36      81,542,081.97
         14    15-Jun-04    10,334,979.72       94,724.72    10,429,704.44    71,207,102.25      81,542,081.97      71,207,102.25
         15    15-Jul-04    10,214,107.01       82,718.92    10,296,825.92    60,992,995.24      71,207,102.25      60,992,995.24
         16    15-Aug-04    10,091,985.40       70,853.53    10,162,838.93    50,901,009.84      60,992,995.24      50,901,009.84
         17    15-Sep-04     9,968,603.97       59,130.01    10,027,733.97    40,932,405.87      50,901,009.84      40,932,405.87
         18    15-Oct-04     9,843,951.68       47,549.81     9,891,501.50    31,088,454.19      40,932,405.87      31,088,454.19
         19    15-Nov-04     9,718,017.43       36,114.42     9,754,131.86    21,370,436.76      31,088,454.19      21,370,436.76
         20    15-Dec-04     9,590,790.02       24,825.32     9,615,615.34    11,779,646.74      21,370,436.76      11,779,646.74
         21    15-Jan-05     9,462,258.14       13,684.02     9,475,942.16     2,317,388.60      11,779,646.74       2,317,388.60
         22    15-Feb-05     2,317,388.60        2,692.03     2,320,080.64                0       2,317,388.60                  0


[CONTINUATION OF TABLE]



                            Princ        Accrued      Interest          Accum Interest
Period           Date      Writedown     Interest    Shortfall          Shortfall             Coupon
Total                                                      0            2,335,561.40              0

          0    24-Apr-03      0                  0         0                       0              0
          1    15-May-03      0         112,490.22         0                       0          1.394
          2    15-Jun-03      0         160,700.32         0                       0          1.394
          3    15-Jul-03      0         160,700.32         0                       0          1.394
          4    15-Aug-03      0         160,700.32         0                       0          1.394
          5    15-Sep-03      0         160,700.32         0                       0          1.394
          6    15-Oct-03      0         160,700.32         0                       0          1.394
          7    15-Nov-03      0         160,700.32         0                       0          1.394
          8    15-Dec-03      0         160,700.32         0                       0          1.394
          9    15-Jan-04      0         160,700.32         0                       0          1.394
         10    15-Feb-04      0         146,551.26         0                       0          1.394
         11    15-Mar-04      0         132,603.26         0                       0          1.394
         12    15-Apr-04      0         119,151.82         0                       0          1.394
         13    15-May-04      0         106,869.50         0                       0          1.394
         14    15-Jun-04      0          94,724.72         0                       0          1.394
         15    15-Jul-04      0          82,718.92         0                       0          1.394
         16    15-Aug-04      0          70,853.53         0                       0          1.394
         17    15-Sep-04      0          59,130.01         0                       0          1.394
         18    15-Oct-04      0          47,549.81         0                       0          1.394
         19    15-Nov-04      0          36,114.42         0                       0          1.394
         20    15-Dec-04      0          24,825.32         0                       0          1.394
         21    15-Jan-05      0          13,684.02         0                       0          1.394
         22    15-Feb-05      0           2,692.03         0                       0          1.394




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A2


1.5 ABS
Call (Y)


                                                                                                      Begin Notional
Period           Date           Principal        Interest       Cash Flow        Balance               Balance
Total                       138,336,000.00   1,928,981.89   140,264,981.89

           0    24-Apr-03                0              0                0   138,336,000.00                         0
           1    15-May-03                0     112,490.22       112,490.22   138,336,000.00            138,336,000.00
           2    15-Jun-03                0     160,700.32       160,700.32   138,336,000.00            138,336,000.00
           3    15-Jul-03                0     160,700.32       160,700.32   138,336,000.00            138,336,000.00
           4    15-Aug-03                0     160,700.32       160,700.32   138,336,000.00            138,336,000.00
           5    15-Sep-03                0     160,700.32       160,700.32   138,336,000.00            138,336,000.00
           6    15-Oct-03                0     160,700.32       160,700.32   138,336,000.00            138,336,000.00
           7    15-Nov-03     4,638,209.18     160,700.32     4,798,909.50   133,697,790.82            138,336,000.00
           8    15-Dec-03    16,421,446.25     155,312.27    16,576,758.51   117,276,344.57            133,697,790.82
           9    15-Jan-04    14,588,771.81     136,236.02    14,725,007.83   102,687,572.77            117,276,344.57
          10    15-Feb-04    12,749,690.63     119,288.73    12,868,979.36    89,937,882.14            102,687,572.77
          11    15-Mar-04    12,544,371.98     104,477.84    12,648,849.82    77,393,510.16             89,937,882.14
          12    15-Apr-04    12,337,021.60      89,905.46    12,426,927.06    65,056,488.56             77,393,510.16
          13    15-May-04    12,127,622.04      75,573.95    12,203,195.99    52,928,866.52             65,056,488.56
          14    15-Jun-04    11,916,155.70      61,485.70    11,977,641.40    41,012,710.82             52,928,866.52
          15    15-Jul-04    11,702,604.85      47,643.10    11,750,247.95    29,310,105.97             41,012,710.82
          16    15-Aug-04    11,486,951.61      34,048.57    11,521,000.18    17,823,154.36             29,310,105.97
          17    15-Sep-04    11,269,177.95      20,704.56    11,289,882.52     6,553,976.40             17,823,154.36
          18    15-Oct-04     6,553,976.40       7,613.54     6,561,589.94                0              6,553,976.40


[CONTINUATION OF TABLE]



                              End Notional          Princ          Accrued         Interest     Accum Interest
Period           Date            Balance            Writedown      Interest         Shortfall       Shortfall     Coupon
Total                                                   0         1,928,981.89       0

           0    24-Apr-03       138,336,000.00          0                    0       0                 0              0
           1    15-May-03       138,336,000.00          0           112,490.22       0                 0          1.394
           2    15-Jun-03       138,336,000.00          0           160,700.32       0                 0          1.394
           3    15-Jul-03       138,336,000.00          0           160,700.32       0                 0          1.394
           4    15-Aug-03       138,336,000.00          0           160,700.32       0                 0          1.394
           5    15-Sep-03       138,336,000.00          0           160,700.32       0                 0          1.394
           6    15-Oct-03       138,336,000.00          0           160,700.32       0                 0          1.394
           7    15-Nov-03       133,697,790.82          0           160,700.32       0                 0          1.394
           8    15-Dec-03       117,276,344.57          0           155,312.27       0                 0          1.394
           9    15-Jan-04       102,687,572.77          0           136,236.02       0                 0          1.394
          10    15-Feb-04        89,937,882.14          0           119,288.73       0                 0          1.394
          11    15-Mar-04        77,393,510.16          0           104,477.84       0                 0          1.394
          12    15-Apr-04        65,056,488.56          0            89,905.46       0                 0          1.394
          13    15-May-04        52,928,866.52          0            75,573.95       0                 0          1.394
          14    15-Jun-04        41,012,710.82          0            61,485.70       0                 0          1.394
          15    15-Jul-04        29,310,105.97          0            47,643.10       0                 0          1.394
          16    15-Aug-04        17,823,154.36          0            34,048.57       0                 0          1.394
          17    15-Sep-04         6,553,976.40          0            20,704.56       0                 0          1.394
          18    15-Oct-04                    0          0             7,613.54       0                 0          1.394








No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A2


1.8 ABS
Call (Y)


Period          Date            Principal          Interest        Cash Flow           Balance         Begin Notional Balance
Total                       138,336,000.00     1,732,291.63    140,068,291.63

          0    24-Apr-03                 0                0                 0      138,336,000.00                          0
          1    15-May-03                 0       112,490.22        112,490.22      138,336,000.00             138,336,000.00
          2    15-Jun-03                 0       160,700.32        160,700.32      138,336,000.00             138,336,000.00
          3    15-Jul-03                 0       160,700.32        160,700.32      138,336,000.00             138,336,000.00
          4    15-Aug-03                 0       160,700.32        160,700.32      138,336,000.00             138,336,000.00
          5    15-Sep-03                 0       160,700.32        160,700.32      138,336,000.00             138,336,000.00
          6    15-Oct-03                 0       160,700.32        160,700.32      138,336,000.00             138,336,000.00
          7    15-Nov-03     16,877,365.05       160,700.32     17,038,065.37      121,458,634.95             138,336,000.00
          8    15-Dec-03     17,895,250.58       141,094.45     18,036,345.03      103,563,384.37             121,458,634.95
          9    15-Jan-04     14,457,099.68       120,306.13     14,577,405.81       89,106,284.69             103,563,384.37
         10    15-Feb-04     13,984,207.29       103,511.80     14,087,719.09       75,122,077.40              89,106,284.69
         11    15-Mar-04     13,722,107.28        87,266.81     13,809,374.09       61,399,970.12              75,122,077.40
         12    15-Apr-04     13,457,450.42        71,326.30     13,528,776.72       47,942,519.70              61,399,970.12
         13    15-May-04     13,190,214.90        55,693.23     13,245,908.13       34,752,304.79              47,942,519.70
         14    15-Jun-04     12,920,378.72        40,370.59     12,960,749.32       21,831,926.07              34,752,304.79
         15    15-Jul-04     12,647,919.71        25,361.42     12,673,281.13        9,184,006.37              21,831,926.07
         16    15-Aug-04      9,184,006.37        10,668.75      9,194,675.12                   0               9,184,006.37


[CONTINUATION OF TABLE]



                            End Notional          Princ                               Interest      Accum Interest
Period          Date           Balance            Writedown       Accrued Interest    Shortfall         Shortfall    Coupon
Total                                                  0          1,732,291.63               0

          0    24-Apr-03       138,336,000.00          0                     0               0             0              0
          1    15-May-03       138,336,000.00          0            112,490.22               0             0          1.394
          2    15-Jun-03       138,336,000.00          0            160,700.32               0             0          1.394
          3    15-Jul-03       138,336,000.00          0            160,700.32               0             0          1.394
          4    15-Aug-03       138,336,000.00          0            160,700.32               0             0          1.394
          5    15-Sep-03       138,336,000.00          0            160,700.32               0             0          1.394
          6    15-Oct-03       138,336,000.00          0            160,700.32               0             0          1.394
          7    15-Nov-03       121,458,634.95          0            160,700.32               0             0          1.394
          8    15-Dec-03       103,563,384.37          0            141,094.45               0             0          1.394
          9    15-Jan-04        89,106,284.69          0            120,306.13               0             0          1.394
         10    15-Feb-04        75,122,077.40          0            103,511.80               0             0          1.394
         11    15-Mar-04        61,399,970.12          0             87,266.81               0             0          1.394
         12    15-Apr-04        47,942,519.70          0             71,326.30               0             0          1.394
         13    15-May-04        34,752,304.79          0             55,693.23               0             0          1.394
         14    15-Jun-04        21,831,926.07          0             40,370.59               0             0          1.394
         15    15-Jul-04         9,184,006.37          0             25,361.42               0             0          1.394
         16    15-Aug-04                    0          0             10,668.75               0             0          1.394



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A2


2 ABS
Call (Y)


                                                                                                                 Begin Notional
Period             Date            Principal             Interest            Cash Flow             Balance       Balance
Total                               138,336,000.00        1,615,235.87        139,951,235.87

           0      24-Apr-03                 0                   0                     0        138,336,000.00                  0
           1      15-May-03                 0          112,490.22            112,490.22        138,336,000.00     138,336,000.00
           2      15-Jun-03                 0          160,700.32            160,700.32        138,336,000.00     138,336,000.00
           3      15-Jul-03                 0          160,700.32            160,700.32        138,336,000.00     138,336,000.00
           4      15-Aug-03                 0          160,700.32            160,700.32        138,336,000.00     138,336,000.00
           5      15-Sep-03                 0          160,700.32            160,700.32        138,336,000.00     138,336,000.00
           6      15-Oct-03      6,022,795.13          160,700.32          6,183,495.45        132,313,204.87     138,336,000.00
           7      15-Nov-03     19,320,487.01          153,703.84         19,474,190.85        112,992,717.86     132,313,204.87
           8      15-Dec-03     18,143,651.23          131,259.87         18,274,911.10         94,849,066.63     112,992,717.86
           9      15-Jan-04     15,136,510.49          110,183.00         15,246,693.49         79,712,556.14      94,849,066.63
          10      15-Feb-04     14,838,018.84           92,599.42         14,930,618.26         64,874,537.30      79,712,556.14
          11      15-Mar-04     14,536,631.53           75,362.59         14,611,994.12         50,337,905.77      64,874,537.30
          12      15-Apr-04     14,232,323.93           58,475.87         14,290,799.80         36,105,581.83      50,337,905.77
          13      15-May-04     13,925,071.18           41,942.65         13,967,013.83         22,180,510.65      36,105,581.83
          14      15-Jun-04     13,614,848.23           25,766.36         13,640,614.59          8,565,662.42      22,180,510.65
          15      15-Jul-04      8,565,662.42            9,950.44          8,575,612.86                     0       8,565,662.42


[CONTINUATION OF TABLE]


                                End Notional       Princ        Accrued     Interest           Accum Interest
Period             Date         Balance           Writedown     Interest    Shortfall          Shortfall        Coupon
Total                                                                  0    1,615,235.87              0

           0      24-Apr-03     138,336,000.00     0                   0               0              0              0
           1      15-May-03     138,336,000.00     0          112,490.22               0              0          1.394
           2      15-Jun-03     138,336,000.00     0          160,700.32               0              0          1.394
           3      15-Jul-03     138,336,000.00     0          160,700.32               0              0          1.394
           4      15-Aug-03     138,336,000.00     0          160,700.32               0              0          1.394
           5      15-Sep-03     138,336,000.00     0          160,700.32               0              0          1.394
           6      15-Oct-03     132,313,204.87     0          160,700.32               0              0          1.394
           7      15-Nov-03     112,992,717.86     0          153,703.84               0              0          1.394
           8      15-Dec-03      94,849,066.63     0          131,259.87               0              0          1.394
           9      15-Jan-04      79,712,556.14     0          110,183.00               0              0          1.394
          10      15-Feb-04      64,874,537.30     0           92,599.42               0              0          1.394
          11      15-Mar-04      50,337,905.77     0           75,362.59               0              0          1.394
          12      15-Apr-04      36,105,581.83     0           58,475.87               0              0          1.394
          13      15-May-04      22,180,510.65     0           41,942.65               0              0          1.394
          14      15-Jun-04       8,565,662.42     0           25,766.36               0              0          1.394
          15      15-Jul-04                  0     0            9,950.44               0              0          1.394



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A3


..5 ABS
Call (Y)


                                                                                                 Begin Notional
Period          Date             Principal        Interest         Cash Flow       Balance       Balance
Total                        124,956,000.00   7,085,985.46     132,041,985.46

           0   24-Apr-03                  0              0                  0  124,956,000.00                 0
           1   15-May-03                  0     148,843.42         148,843.42  124,956,000.00    124,956,000.00
           2   15-Jun-03                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
           3   15-Jul-03                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
           4   15-Aug-03                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
           5   15-Sep-03                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
           6   15-Oct-03                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
           7   15-Nov-03                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
           8   15-Dec-03                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
           9   15-Jan-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          10   15-Feb-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          11   15-Mar-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          12   15-Apr-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          13   15-May-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          14   15-Jun-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          15   15-Jul-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          16   15-Aug-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          17   15-Sep-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          18   15-Oct-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          19   15-Nov-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          20   15-Dec-04                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          21   15-Jan-05                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          22   15-Feb-05                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          23   15-Mar-05                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          24   15-Apr-05                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          25   15-May-05                  0     212,633.46         212,633.46  124,956,000.00    124,956,000.00
          26   15-Jun-05       4,096,978.43     212,633.46       4,309,611.89  120,859,021.57    124,956,000.00
          27   15-Jul-05       8,374,571.23     205,661.77       8,580,233.00  112,484,450.34    120,859,021.57
          28   15-Aug-05       8,333,900.32     191,411.04       8,525,311.36  104,150,550.02    112,484,450.34
          29   15-Sep-05       8,292,716.81     177,229.52       8,469,946.33   95,857,833.21    104,150,550.02
          30   15-Oct-05       8,251,015.85     163,118.08       8,414,133.93   87,606,817.35     95,857,833.21
          31   15-Nov-05       8,208,792.58     149,077.60       8,357,870.18   79,398,024.77     87,606,817.35
          32   15-Dec-05       8,166,042.07     135,108.97       8,301,151.04   71,231,982.71     79,398,024.77
          33   15-Jan-06       8,122,759.35     121,213.09       8,243,972.44   63,109,223.35     71,231,982.71
          34   15-Feb-06       8,078,939.44     107,390.86       8,186,330.30   55,030,283.91     63,109,223.35
          35   15-Mar-06       8,034,577.29      93,643.20       8,128,220.48   46,995,706.63     55,030,283.91
          36   15-Apr-06       7,989,667.80      79,971.03       8,069,638.83   39,006,038.83     46,995,706.63
          37   15-May-06       7,944,205.85      66,375.28       8,010,581.13   31,061,832.98     39,006,038.83
          38   15-Jun-06       7,898,186.27      52,856.89       7,951,043.16   23,163,646.70     31,061,832.98
          39   15-Jul-06       7,851,603.85      39,416.81       7,891,020.65   15,312,042.86     23,163,646.70
          40   15-Aug-06       7,804,453.32      26,055.99       7,830,509.31    7,507,589.54     15,312,042.86
          41   15-Sep-06       7,507,589.54      12,775.41       7,520,364.96               0      7,507,589.54


[CONTINUATION OF TABLE]


                                 End Notional         Princ           Accrued       Interest          Accum Interest
Period          Date                Balance           Writedown       Interest      Shortfall           Shortfall       Coupon
Total                                                                       0       7,085,985.46             0

           0   24-Apr-03           124,956,000.00     0                     0                  0             0              0
           1   15-May-03           124,956,000.00     0            148,843.42                  0             0          2.042
           2   15-Jun-03           124,956,000.00     0            212,633.46                  0             0          2.042
           3   15-Jul-03           124,956,000.00     0            212,633.46                  0             0          2.042
           4   15-Aug-03           124,956,000.00     0            212,633.46                  0             0          2.042
           5   15-Sep-03           124,956,000.00     0            212,633.46                  0             0          2.042
           6   15-Oct-03           124,956,000.00     0            212,633.46                  0             0          2.042
           7   15-Nov-03           124,956,000.00     0            212,633.46                  0             0          2.042
           8   15-Dec-03           124,956,000.00     0            212,633.46                  0             0          2.042
           9   15-Jan-04           124,956,000.00     0            212,633.46                  0             0          2.042
          10   15-Feb-04           124,956,000.00     0            212,633.46                  0             0          2.042
          11   15-Mar-04           124,956,000.00     0            212,633.46                  0             0          2.042
          12   15-Apr-04           124,956,000.00     0            212,633.46                  0             0          2.042
          13   15-May-04           124,956,000.00     0            212,633.46                  0             0          2.042
          14   15-Jun-04           124,956,000.00     0            212,633.46                  0             0          2.042
          15   15-Jul-04           124,956,000.00     0            212,633.46                  0             0          2.042
          16   15-Aug-04           124,956,000.00     0            212,633.46                  0             0          2.042
          17   15-Sep-04           124,956,000.00     0            212,633.46                  0             0          2.042
          18   15-Oct-04           124,956,000.00     0            212,633.46                  0             0          2.042
          19   15-Nov-04           124,956,000.00     0            212,633.46                  0             0          2.042
          20   15-Dec-04           124,956,000.00     0            212,633.46                  0             0          2.042
          21   15-Jan-05           124,956,000.00     0            212,633.46                  0             0          2.042
          22   15-Feb-05           124,956,000.00     0            212,633.46                  0             0          2.042
          23   15-Mar-05           124,956,000.00     0            212,633.46                  0             0          2.042
          24   15-Apr-05           124,956,000.00     0            212,633.46                  0             0          2.042
          25   15-May-05           124,956,000.00     0            212,633.46                  0             0          2.042
          26   15-Jun-05           120,859,021.57     0            212,633.46                  0             0          2.042
          27   15-Jul-05           112,484,450.34     0            205,661.77                  0             0          2.042
          28   15-Aug-05           104,150,550.02     0            191,411.04                  0             0          2.042
          29   15-Sep-05            95,857,833.21     0            177,229.52                  0             0          2.042
          30   15-Oct-05            87,606,817.35     0            163,118.08                  0             0          2.042
          31   15-Nov-05            79,398,024.77     0            149,077.60                  0             0          2.042
          32   15-Dec-05            71,231,982.71     0            135,108.97                  0             0          2.042
          33   15-Jan-06            63,109,223.35     0            121,213.09                  0             0          2.042
          34   15-Feb-06            55,030,283.91     0            107,390.86                  0             0          2.042
          35   15-Mar-06            46,995,706.63     0             93,643.20                  0             0          2.042
          36   15-Apr-06            39,006,038.83     0             79,971.03                  0             0          2.042
          37   15-May-06            31,061,832.98     0             66,375.28                  0             0          2.042
          38   15-Jun-06            23,163,646.70     0             52,856.89                  0             0          2.042
          39   15-Jul-06            15,312,042.86     0             39,416.81                  0             0          2.042
          40   15-Aug-06             7,507,589.54     0             26,055.99                  0             0          2.042
          41   15-Sep-06                        0     0             12,775.41                  0             0          2.042



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A3


1 ABS
Call (Y)


                                                                                                      Begin Notional
Period           Date             Principal          Interest        Cash Flow         Balance        Balance
Total                         124,956,000.00     6,086,356.81    131,042,356.81

           0    24-Apr-03                  0                0                 0    124,956,000.00                    0
           1    15-May-03                  0       148,843.42        148,843.42    124,956,000.00       124,956,000.00
           2    15-Jun-03                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
           3    15-Jul-03                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
           4    15-Aug-03                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
           5    15-Sep-03                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
           6    15-Oct-03                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
           7    15-Nov-03                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
           8    15-Dec-03                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
           9    15-Jan-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          10    15-Feb-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          11    15-Mar-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          12    15-Apr-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          13    15-May-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          14    15-Jun-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          15    15-Jul-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          16    15-Aug-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          17    15-Sep-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          18    15-Oct-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          19    15-Nov-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          20    15-Dec-04                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          21    15-Jan-05                  0       212,633.46        212,633.46    124,956,000.00       124,956,000.00
          22    15-Feb-05       7,015,021.81       212,633.46      7,227,655.27    117,940,978.19       124,956,000.00
          23    15-Mar-05       9,201,235.35       200,696.23      9,401,931.59    108,739,742.84       117,940,978.19
          24    15-Apr-05       9,068,721.40       185,038.80      9,253,760.20     99,671,021.44       108,739,742.84
          25    15-May-05       8,934,856.89       169,606.85      9,104,463.74     90,736,164.55        99,671,021.44
          26    15-Jun-05       8,799,630.06       154,402.71      8,954,032.76     81,936,534.49        90,736,164.55
          27    15-Jul-05       8,663,029.05       139,428.67      8,802,457.72     73,273,505.45        81,936,534.49
          28    15-Aug-05       8,525,041.91       124,687.08      8,649,729.00     64,748,463.53        73,273,505.45
          29    15-Sep-05       8,385,656.61       110,180.30      8,495,836.91     56,362,806.92        64,748,463.53
          30    15-Oct-05       8,244,861.00        95,910.71      8,340,771.70     48,117,945.92        56,362,806.92
          31    15-Nov-05       8,102,642.82        81,880.70      8,184,523.53     40,015,303.10        48,117,945.92
          32    15-Dec-05       7,958,989.75        68,092.71      8,027,082.46     32,056,313.35        40,015,303.10
          33    15-Jan-06       7,813,889.35        54,549.16      7,868,438.51     24,242,424.00        32,056,313.35
          34    15-Feb-06       7,667,329.06        41,252.52      7,708,581.59     16,575,094.94        24,242,424.00
          35    15-Mar-06       7,519,296.26        28,205.29      7,547,501.55      9,055,798.68        16,575,094.94
          36    15-Apr-06       7,369,778.19        15,409.95      7,385,188.14      1,686,020.49         9,055,798.68
          37    15-May-06       1,686,020.49         2,869.04      1,688,889.53                 0         1,686,020.49


[CONTINUATION OF TABLE]

                             End Notional         Princ        Accrued         Interest        Accum Interest
Period           Date           Balance          Writedown     Interest        Shortfall         Shortfall        Coupon
Total                                                                   0      6,086,356.81             0

           0    24-Apr-03      124,956,000.00        0                  0                 0             0              0
           1    15-May-03      124,956,000.00        0         148,843.42                 0             0          2.042
           2    15-Jun-03      124,956,000.00        0         212,633.46                 0             0          2.042
           3    15-Jul-03      124,956,000.00        0         212,633.46                 0             0          2.042
           4    15-Aug-03      124,956,000.00        0         212,633.46                 0             0          2.042
           5    15-Sep-03      124,956,000.00        0         212,633.46                 0             0          2.042
           6    15-Oct-03      124,956,000.00        0         212,633.46                 0             0          2.042
           7    15-Nov-03      124,956,000.00        0         212,633.46                 0             0          2.042
           8    15-Dec-03      124,956,000.00        0         212,633.46                 0             0          2.042
           9    15-Jan-04      124,956,000.00        0         212,633.46                 0             0          2.042
          10    15-Feb-04      124,956,000.00        0         212,633.46                 0             0          2.042
          11    15-Mar-04      124,956,000.00        0         212,633.46                 0             0          2.042
          12    15-Apr-04      124,956,000.00        0         212,633.46                 0             0          2.042
          13    15-May-04      124,956,000.00        0         212,633.46                 0             0          2.042
          14    15-Jun-04      124,956,000.00        0         212,633.46                 0             0          2.042
          15    15-Jul-04      124,956,000.00        0         212,633.46                 0             0          2.042
          16    15-Aug-04      124,956,000.00        0         212,633.46                 0             0          2.042
          17    15-Sep-04      124,956,000.00        0         212,633.46                 0             0          2.042
          18    15-Oct-04      124,956,000.00        0         212,633.46                 0             0          2.042
          19    15-Nov-04      124,956,000.00        0         212,633.46                 0             0          2.042
          20    15-Dec-04      124,956,000.00        0         212,633.46                 0             0          2.042
          21    15-Jan-05      124,956,000.00        0         212,633.46                 0             0          2.042
          22    15-Feb-05      117,940,978.19        0         212,633.46                 0             0          2.042
          23    15-Mar-05      108,739,742.84        0         200,696.23                 0             0          2.042
          24    15-Apr-05       99,671,021.44        0         185,038.80                 0             0          2.042
          25    15-May-05       90,736,164.55        0         169,606.85                 0             0          2.042
          26    15-Jun-05       81,936,534.49        0         154,402.71                 0             0          2.042
          27    15-Jul-05       73,273,505.45        0         139,428.67                 0             0          2.042
          28    15-Aug-05       64,748,463.53        0         124,687.08                 0             0          2.042
          29    15-Sep-05       56,362,806.92        0         110,180.30                 0             0          2.042
          30    15-Oct-05       48,117,945.92        0          95,910.71                 0             0          2.042
          31    15-Nov-05       40,015,303.10        0          81,880.70                 0             0          2.042
          32    15-Dec-05       32,056,313.35        0          68,092.71                 0             0          2.042
          33    15-Jan-06       24,242,424.00        0          54,549.16                 0             0          2.042
          34    15-Feb-06       16,575,094.94        0          41,252.52                 0             0          2.042
          35    15-Mar-06        9,055,798.68        0          28,205.29                 0             0          2.042
          36    15-Apr-06        1,686,020.49        0          15,409.95                 0             0          2.042
          37    15-May-06                   0        0           2,869.04                 0             0          2.042








No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A3


1.5 ABS
Call (Y)


                                                                                                   Begin Notional
Period           Date            Principal        Interest        Cash Flow        Balance             Balance
Total                         124,956,000.00   5,103,155.57    130,059,155.57

           0     24-Apr-03                 0              0                 0   124,956,000.00                   0
           1     15-May-03                 0     148,843.42        148,843.42   124,956,000.00      124,956,000.00
           2     15-Jun-03                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
           3     15-Jul-03                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
           4     15-Aug-03                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
           5     15-Sep-03                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
           6     15-Oct-03                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
           7     15-Nov-03                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
           8     15-Dec-03                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
           9     15-Jan-04                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
          10     15-Feb-04                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
          11     15-Mar-04                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
          12     15-Apr-04                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
          13     15-May-04                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
          14     15-Jun-04                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
          15     15-Jul-04                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
          16     15-Aug-04                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
          17     15-Sep-04                 0     212,633.46        212,633.46   124,956,000.00      124,956,000.00
          18     15-Oct-04      4,495,289.31     212,633.46      4,707,922.77   120,460,710.69      124,956,000.00
          19     15-Nov-04     10,827,196.59     204,983.98     11,032,180.56   109,633,514.10      120,460,710.69
          20     15-Dec-04     10,602,952.11     186,559.70     10,789,511.80    99,030,561.99      109,633,514.10
          21     15-Jan-05     10,376,513.67     168,517.01     10,545,030.68    88,654,048.32       99,030,561.99
          22     15-Feb-05     10,147,862.52     150,859.64     10,298,722.16    78,506,185.80       88,654,048.32
          23     15-Mar-05      9,916,979.76     133,591.36     10,050,571.12    68,589,206.04       78,506,185.80
          24     15-Apr-05      9,683,846.32     116,715.97      9,800,562.28    58,905,359.73       68,589,206.04
          25     15-May-05      9,448,442.99     100,237.29      9,548,680.28    49,456,916.73       58,905,359.73
          26     15-Jun-05      9,210,750.43      84,159.19      9,294,909.61    40,246,166.31       49,456,916.73
          27     15-Jul-05      8,970,749.09      68,485.56      9,039,234.65    31,275,417.21       40,246,166.31
          28     15-Aug-05      8,728,419.32      53,220.33      8,781,639.66    22,546,997.89       31,275,417.21
          29     15-Sep-05      8,483,741.29      38,367.47      8,522,108.76    14,063,256.60       22,546,997.89
          30     15-Oct-05      8,236,694.99      23,930.97      8,260,625.97     5,826,561.60       14,063,256.60
          31     15-Nov-05      5,826,561.60       9,914.87      5,836,476.47                0        5,826,561.60


[CONTINUATION OF TABLE]


                                  End Notional        Princ          Accrued        Interest      Accum Interest
Period           Date                Balance          Writedown      Interest       Shortfall      Shortfall       Coupon
Total                                                                        0      5,103,155.57        0

           0     24-Apr-03         124,956,000.00      0                     0                 0        0              0
           1     15-May-03         124,956,000.00      0            148,843.42                 0        0          2.042
           2     15-Jun-03         124,956,000.00      0            212,633.46                 0        0          2.042
           3     15-Jul-03         124,956,000.00      0            212,633.46                 0        0          2.042
           4     15-Aug-03         124,956,000.00      0            212,633.46                 0        0          2.042
           5     15-Sep-03         124,956,000.00      0            212,633.46                 0        0          2.042
           6     15-Oct-03         124,956,000.00      0            212,633.46                 0        0          2.042
           7     15-Nov-03         124,956,000.00      0            212,633.46                 0        0          2.042
           8     15-Dec-03         124,956,000.00      0            212,633.46                 0        0          2.042
           9     15-Jan-04         124,956,000.00      0            212,633.46                 0        0          2.042
          10     15-Feb-04         124,956,000.00      0            212,633.46                 0        0          2.042
          11     15-Mar-04         124,956,000.00      0            212,633.46                 0        0          2.042
          12     15-Apr-04         124,956,000.00      0            212,633.46                 0        0          2.042
          13     15-May-04         124,956,000.00      0            212,633.46                 0        0          2.042
          14     15-Jun-04         124,956,000.00      0            212,633.46                 0        0          2.042
          15     15-Jul-04         124,956,000.00      0            212,633.46                 0        0          2.042
          16     15-Aug-04         124,956,000.00      0            212,633.46                 0        0          2.042
          17     15-Sep-04         124,956,000.00      0            212,633.46                 0        0          2.042
          18     15-Oct-04         120,460,710.69      0            212,633.46                 0        0          2.042
          19     15-Nov-04         109,633,514.10      0            204,983.98                 0        0          2.042
          20     15-Dec-04          99,030,561.99      0            186,559.70                 0        0          2.042
          21     15-Jan-05          88,654,048.32      0            168,517.01                 0        0          2.042
          22     15-Feb-05          78,506,185.80      0            150,859.64                 0        0          2.042
          23     15-Mar-05          68,589,206.04      0            133,591.36                 0        0          2.042
          24     15-Apr-05          58,905,359.73      0            116,715.97                 0        0          2.042
          25     15-May-05          49,456,916.73      0            100,237.29                 0        0          2.042
          26     15-Jun-05          40,246,166.31      0             84,159.19                 0        0          2.042
          27     15-Jul-05          31,275,417.21      0             68,485.56                 0        0          2.042
          28     15-Aug-05          22,546,997.89      0             53,220.33                 0        0          2.042
          29     15-Sep-05          14,063,256.60      0             38,367.47                 0        0          2.042
          30     15-Oct-05           5,826,561.60      0             23,930.97                 0        0          2.042
          31     15-Nov-05                      0      0              9,914.87                 0        0          2.042




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A3


1.8 ABS
Call (Y)



                                                                                                            Begin Notional
Period           Date             Principal       Interest            Cash Flow         Balance             Balance
Total                          124,956,000.00  4,573,749.67        129,529,749.67

            0    24-Apr-03                  0             0                     0    124,956,000.00                       0
            1    15-May-03                  0    148,843.42            148,843.42    124,956,000.00          124,956,000.00
            2    15-Jun-03                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
            3    15-Jul-03                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
            4    15-Aug-03                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
            5    15-Sep-03                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
            6    15-Oct-03                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
            7    15-Nov-03                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
            8    15-Dec-03                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
            9    15-Jan-04                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
           10    15-Feb-04                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
           11    15-Mar-04                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
           12    15-Apr-04                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
           13    15-May-04                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
           14    15-Jun-04                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
           15    15-Jul-04                  0    212,633.46            212,633.46    124,956,000.00          124,956,000.00
           16    15-Aug-04       3,188,809.13    212,633.46          3,401,442.59    121,767,190.87          124,956,000.00
           17    15-Sep-04      12,095,043.56    207,207.17         12,302,250.73    109,672,147.31          121,767,190.87
           18    15-Oct-04      11,814,581.20    186,625.44         12,001,206.63     97,857,566.11          109,672,147.31
           19    15-Nov-04      11,531,405.50    166,520.96         11,697,926.46     86,326,160.61           97,857,566.11
           20    15-Dec-04      11,245,493.41    146,898.35         11,392,391.76     75,080,667.20           86,326,160.61
           21    15-Jan-05      10,956,821.65    127,762.27         11,084,583.92     64,123,845.56           75,080,667.20
           22    15-Feb-05      10,665,366.78    109,117.41         10,774,484.19     53,458,478.77           64,123,845.56
           23    15-Mar-05      10,371,105.18     90,968.51         10,462,073.69     43,087,373.60           53,458,478.77
           24    15-Apr-05      10,074,013.01     73,320.35         10,147,333.36     33,013,360.59           43,087,373.60
           25    15-May-05       9,774,066.27     56,177.74          9,830,244.01     23,239,294.31           33,013,360.59
           26    15-Jun-05       9,471,240.76     39,545.53          9,510,786.30     13,768,053.55           23,239,294.31
           27    15-Jul-05       9,165,512.09     23,428.64          9,188,940.73      4,602,541.46           13,768,053.55
           28    15-Aug-05       4,602,541.46      7,831.99          4,610,373.45                 0            4,602,541.46


[CONTINUATION OF TABLE]



                               End Notional       Princ                            Interest   Accum Interest
Period           Date              Balance        Writedown     Accrued Interest   Shortfall   Shortfall      Coupon
Total                                                    0        4,573,749.67          0

            0    24-Apr-03      124,956,000.00           0                   0          0          0              0
            1    15-May-03      124,956,000.00           0          148,843.42          0          0          2.042
            2    15-Jun-03      124,956,000.00           0          212,633.46          0          0          2.042
            3    15-Jul-03      124,956,000.00           0          212,633.46          0          0          2.042
            4    15-Aug-03      124,956,000.00           0          212,633.46          0          0          2.042
            5    15-Sep-03      124,956,000.00           0          212,633.46          0          0          2.042
            6    15-Oct-03      124,956,000.00           0          212,633.46          0          0          2.042
            7    15-Nov-03      124,956,000.00           0          212,633.46          0          0          2.042
            8    15-Dec-03      124,956,000.00           0          212,633.46          0          0          2.042
            9    15-Jan-04      124,956,000.00           0          212,633.46          0          0          2.042
           10    15-Feb-04      124,956,000.00           0          212,633.46          0          0          2.042
           11    15-Mar-04      124,956,000.00           0          212,633.46          0          0          2.042
           12    15-Apr-04      124,956,000.00           0          212,633.46          0          0          2.042
           13    15-May-04      124,956,000.00           0          212,633.46          0          0          2.042
           14    15-Jun-04      124,956,000.00           0          212,633.46          0          0          2.042
           15    15-Jul-04      124,956,000.00           0          212,633.46          0          0          2.042
           16    15-Aug-04      121,767,190.87           0          212,633.46          0          0          2.042
           17    15-Sep-04      109,672,147.31           0          207,207.17          0          0          2.042
           18    15-Oct-04       97,857,566.11           0          186,625.44          0          0          2.042
           19    15-Nov-04       86,326,160.61           0          166,520.96          0          0          2.042
           20    15-Dec-04       75,080,667.20           0          146,898.35          0          0          2.042
           21    15-Jan-05       64,123,845.56           0          127,762.27          0          0          2.042
           22    15-Feb-05       53,458,478.77           0          109,117.41          0          0          2.042
           23    15-Mar-05       43,087,373.60           0           90,968.51          0          0          2.042
           24    15-Apr-05       33,013,360.59           0           73,320.35          0          0          2.042
           25    15-May-05       23,239,294.31           0           56,177.74          0          0          2.042
           26    15-Jun-05       13,768,053.55           0           39,545.53          0          0          2.042
           27    15-Jul-05        4,602,541.46           0           23,428.64          0          0          2.042
           28    15-Aug-05                   0           0            7,831.99          0          0          2.042







No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A3


2 ABS
Call (Y)


                                                                                                     Begin Notional
Period            Date            Principal        Interest        Cash Flow       Balance            Balance
Total                          124,956,000.00   4,252,099.62    129,208,099.62

             0    24-Apr-03                 0              0                 0  124,956,000.00                    0
             1    15-May-03                 0     148,843.42        148,843.42  124,956,000.00       124,956,000.00
             2    15-Jun-03                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
             3    15-Jul-03                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
             4    15-Aug-03                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
             5    15-Sep-03                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
             6    15-Oct-03                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
             7    15-Nov-03                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
             8    15-Dec-03                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
             9    15-Jan-04                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
            10    15-Feb-04                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
            11    15-Mar-04                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
            12    15-Apr-04                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
            13    15-May-04                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
            14    15-Jun-04                 0     212,633.46        212,633.46  124,956,000.00       124,956,000.00
            15    15-Jul-04      4,735,967.41     212,633.46      4,948,600.87  120,220,032.59       124,956,000.00
            16    15-Aug-04     12,985,390.53     204,574.42     13,189,964.95  107,234,642.06       120,220,032.59
            17    15-Sep-04     12,666,104.67     182,477.62     12,848,582.28   94,568,537.40       107,234,642.06
            18    15-Oct-04     12,343,746.39     160,924.13     12,504,670.52   82,224,791.00        94,568,537.40
            19    15-Nov-04     12,018,289.64     139,919.19     12,158,208.83   70,206,501.36        82,224,791.00
            20    15-Dec-04     11,689,708.14     119,468.06     11,809,176.20   58,516,793.22        70,206,501.36
            21    15-Jan-05     11,357,975.40      99,576.08     11,457,551.47   47,158,817.83        58,516,793.22
            22    15-Feb-05     11,023,064.73      80,248.59     11,103,313.32   36,135,753.10        47,158,817.83
            23    15-Mar-05     10,684,949.23      61,491.01     10,746,440.24   25,450,803.87        36,135,753.10
            24    15-Apr-05     10,343,601.78      43,308.78     10,386,910.56   15,107,202.09        25,450,803.87
            25    15-May-05      9,998,995.03      25,707.42     10,024,702.46    5,108,207.06        15,107,202.09
            26    15-Jun-05      5,108,207.06       8,692.47      5,116,899.52               0         5,108,207.06


[CONTINUATION OF TABLE]

                                 End Notional         Princ         Accrued       Interest       Accum Interest
Period            Date            Balance            Writedown      Interest      Shortfall         Shortfall      Coupon
Total                                                                        0    4,252,099.62            0

             0    24-Apr-03      124,956,000.00           0                  0               0            0              0
             1    15-May-03      124,956,000.00           0         148,843.42               0            0          2.042
             2    15-Jun-03      124,956,000.00           0         212,633.46               0            0          2.042
             3    15-Jul-03      124,956,000.00           0         212,633.46               0            0          2.042
             4    15-Aug-03      124,956,000.00           0         212,633.46               0            0          2.042
             5    15-Sep-03      124,956,000.00           0         212,633.46               0            0          2.042
             6    15-Oct-03      124,956,000.00           0         212,633.46               0            0          2.042
             7    15-Nov-03      124,956,000.00           0         212,633.46               0            0          2.042
             8    15-Dec-03      124,956,000.00           0         212,633.46               0            0          2.042
             9    15-Jan-04      124,956,000.00           0         212,633.46               0            0          2.042
            10    15-Feb-04      124,956,000.00           0         212,633.46               0            0          2.042
            11    15-Mar-04      124,956,000.00           0         212,633.46               0            0          2.042
            12    15-Apr-04      124,956,000.00           0         212,633.46               0            0          2.042
            13    15-May-04      124,956,000.00           0         212,633.46               0            0          2.042
            14    15-Jun-04      124,956,000.00           0         212,633.46               0            0          2.042
            15    15-Jul-04      120,220,032.59           0         212,633.46               0            0          2.042
            16    15-Aug-04      107,234,642.06           0         204,574.42               0            0          2.042
            17    15-Sep-04       94,568,537.40           0         182,477.62               0            0          2.042
            18    15-Oct-04       82,224,791.00           0         160,924.13               0            0          2.042
            19    15-Nov-04       70,206,501.36           0         139,919.19               0            0          2.042
            20    15-Dec-04       58,516,793.22           0         119,468.06               0            0          2.042
            21    15-Jan-05       47,158,817.83           0          99,576.08               0            0          2.042
            22    15-Feb-05       36,135,753.10           0          80,248.59               0            0          2.042
            23    15-Mar-05       25,450,803.87           0          61,491.01               0            0          2.042
            24    15-Apr-05       15,107,202.09           0          43,308.78               0            0          2.042
            25    15-May-05        5,108,207.06           0          25,707.42               0            0          2.042
            26    15-Jun-05                   0           0           8,692.47               0            0          2.042




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A4


..5 ABS
Call (Y)


                                                                                                       Begin Notional
Period             Date          Principal          Interest        Cash Flow          Balance             Balance
Total                        114,082,000.00     12,162,905.68    126,244,905.68

            0     24-Apr-03               0                 0                 0    114,082,000.00                  0
            1     15-May-03               0        178,481.29        178,481.29    114,082,000.00     114,082,000.00
            2     15-Jun-03               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
            3     15-Jul-03               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
            4     15-Aug-03               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
            5     15-Sep-03               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
            6     15-Oct-03               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
            7     15-Nov-03               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
            8     15-Dec-03               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
            9     15-Jan-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           10     15-Feb-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           11     15-Mar-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           12     15-Apr-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           13     15-May-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           14     15-Jun-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           15     15-Jul-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           16     15-Aug-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           17     15-Sep-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           18     15-Oct-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           19     15-Nov-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           20     15-Dec-04               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           21     15-Jan-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           22     15-Feb-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           23     15-Mar-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           24     15-Apr-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           25     15-May-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           26     15-Jun-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           27     15-Jul-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           28     15-Aug-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           29     15-Sep-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           30     15-Oct-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           31     15-Nov-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           32     15-Dec-05               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           33     15-Jan-06               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           34     15-Feb-06               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           35     15-Mar-06               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           36     15-Apr-06               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           37     15-May-06               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           38     15-Jun-06               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           39     15-Jul-06               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           40     15-Aug-06               0        254,973.27        254,973.27    114,082,000.00     114,082,000.00
           41     15-Sep-06      249,139.83        254,973.27        504,113.10    113,832,860.17     114,082,000.00
           42     15-Oct-06    7,708,426.67        254,416.44      7,962,843.11    106,124,433.50     113,832,860.17
           43     15-Nov-06    7,659,539.81        237,188.11      7,896,727.92     98,464,893.68     106,124,433.50
           44     15-Dec-06    7,610,063.37        220,069.04      7,830,132.41     90,854,830.32      98,464,893.68
           45     15-Jan-07    7,559,991.85        203,060.55      7,763,052.40     83,294,838.47      90,854,830.32
           46     15-Feb-07    7,509,319.73        186,163.96      7,695,483.69     75,785,518.74      83,294,838.47
           47     15-Mar-07    7,458,041.42        169,380.63      7,627,422.06     68,327,477.32      75,785,518.74
           48     15-Apr-07    7,406,151.31        152,711.91      7,558,863.22     60,921,326.01      68,327,477.32
           49     15-May-07    7,158,866.20        136,159.16      7,295,025.37     53,762,459.80      60,921,326.01
           50     15-Jun-07    6,252,533.69        120,159.10      6,372,692.78     47,509,926.12      53,762,459.80
           51     15-Jul-07   47,509,926.12        106,184.68     47,616,110.80                 0      47,509,926.12


[CONTINUATION OF TABLE]

                                End Notional       Princ                               Interest   Accum Interest
Period             Date           Balance         Writedown      Accrued Interest      Shortfall    Shortfall      Coupon
Total                                                 0          12,162,905.68            0

            0     24-Apr-03    114,082,000.00         0                      0            0            0               0
            1     15-May-03    114,082,000.00         0             178,481.29            0            0           2.682
            2     15-Jun-03    114,082,000.00         0             254,973.27            0            0           2.682
            3     15-Jul-03    114,082,000.00         0             254,973.27            0            0           2.682
            4     15-Aug-03    114,082,000.00         0             254,973.27            0            0           2.682
            5     15-Sep-03    114,082,000.00         0             254,973.27            0            0           2.682
            6     15-Oct-03    114,082,000.00         0             254,973.27            0            0           2.682
            7     15-Nov-03    114,082,000.00         0             254,973.27            0            0           2.682
            8     15-Dec-03    114,082,000.00         0             254,973.27            0            0           2.682
            9     15-Jan-04    114,082,000.00         0             254,973.27            0            0           2.682
           10     15-Feb-04    114,082,000.00         0             254,973.27            0            0           2.682
           11     15-Mar-04    114,082,000.00         0             254,973.27            0            0           2.682
           12     15-Apr-04    114,082,000.00         0             254,973.27            0            0           2.682
           13     15-May-04    114,082,000.00         0             254,973.27            0            0           2.682
           14     15-Jun-04    114,082,000.00         0             254,973.27            0            0           2.682
           15     15-Jul-04    114,082,000.00         0             254,973.27            0            0           2.682
           16     15-Aug-04    114,082,000.00         0             254,973.27            0            0           2.682
           17     15-Sep-04    114,082,000.00         0             254,973.27            0            0           2.682
           18     15-Oct-04    114,082,000.00         0             254,973.27            0            0           2.682
           19     15-Nov-04    114,082,000.00         0             254,973.27            0            0           2.682
           20     15-Dec-04    114,082,000.00         0             254,973.27            0            0           2.682
           21     15-Jan-05    114,082,000.00         0             254,973.27            0            0           2.682
           22     15-Feb-05    114,082,000.00         0             254,973.27            0            0           2.682
           23     15-Mar-05    114,082,000.00         0             254,973.27            0            0           2.682
           24     15-Apr-05    114,082,000.00         0             254,973.27            0            0           2.682
           25     15-May-05    114,082,000.00         0             254,973.27            0            0           2.682
           26     15-Jun-05    114,082,000.00         0             254,973.27            0            0           2.682
           27     15-Jul-05    114,082,000.00         0             254,973.27            0            0           2.682
           28     15-Aug-05    114,082,000.00         0             254,973.27            0            0           2.682
           29     15-Sep-05    114,082,000.00         0             254,973.27            0            0           2.682
           30     15-Oct-05    114,082,000.00         0             254,973.27            0            0           2.682
           31     15-Nov-05    114,082,000.00         0             254,973.27            0            0           2.682
           32     15-Dec-05    114,082,000.00         0             254,973.27            0            0           2.682
           33     15-Jan-06    114,082,000.00         0             254,973.27            0            0           2.682
           34     15-Feb-06    114,082,000.00         0             254,973.27            0            0           2.682
           35     15-Mar-06    114,082,000.00         0             254,973.27            0            0           2.682
           36     15-Apr-06    114,082,000.00         0             254,973.27            0            0           2.682
           37     15-May-06    114,082,000.00         0             254,973.27            0            0           2.682
           38     15-Jun-06    114,082,000.00         0             254,973.27            0            0           2.682
           39     15-Jul-06    114,082,000.00         0             254,973.27            0            0           2.682
           40     15-Aug-06    114,082,000.00         0             254,973.27            0            0           2.682
           41     15-Sep-06    113,832,860.17         0             254,973.27            0            0           2.682
           42     15-Oct-06    106,124,433.50         0             254,416.44            0            0           2.682
           43     15-Nov-06     98,464,893.68         0             237,188.11            0            0           2.682
           44     15-Dec-06     90,854,830.32         0             220,069.04            0            0           2.682
           45     15-Jan-07     83,294,838.47         0             203,060.55            0            0           2.682
           46     15-Feb-07     75,785,518.74         0             186,163.96            0            0           2.682
           47     15-Mar-07     68,327,477.32         0             169,380.63            0            0           2.682
           48     15-Apr-07     60,921,326.01         0             152,711.91            0            0           2.682
           49     15-May-07     53,762,459.80         0             136,159.16            0            0           2.682
           50     15-Jun-07     47,509,926.12         0             120,159.10            0            0           2.682
           51     15-Jul-07                 0         0             106,184.68            0            0           2.682





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A4


1 ABS
Call (Y)


                                                                                                      Begin Notional
Period            Date             Principal         Interest        Cash Flow         Balance           Balance
Total                          114,082,000.00    11,114,953.98    125,196,953.98

           0     24-Apr-03                  0                0                 0   114,082,000.00                 0
           1     15-May-03                  0       178,481.29        178,481.29   114,082,000.00    114,082,000.00
           2     15-Jun-03                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
           3     15-Jul-03                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
           4     15-Aug-03                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
           5     15-Sep-03                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
           6     15-Oct-03                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
           7     15-Nov-03                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
           8     15-Dec-03                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
           9     15-Jan-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          10     15-Feb-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          11     15-Mar-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          12     15-Apr-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          13     15-May-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          14     15-Jun-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          15     15-Jul-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          16     15-Aug-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          17     15-Sep-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          18     15-Oct-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          19     15-Nov-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          20     15-Dec-04                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          21     15-Jan-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          22     15-Feb-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          23     15-Mar-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          24     15-Apr-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          25     15-May-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          26     15-Jun-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          27     15-Jul-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          28     15-Aug-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          29     15-Sep-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          30     15-Oct-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          31     15-Nov-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          32     15-Dec-05                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          33     15-Jan-06                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          34     15-Feb-06                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          35     15-Mar-06                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          36     15-Apr-06                  0       254,973.27        254,973.27   114,082,000.00    114,082,000.00
          37     15-May-06       5,532,741.53       254,973.27      5,787,714.80   108,549,258.47    114,082,000.00
          38     15-Jun-06       7,066,234.79       242,607.59      7,308,842.38   101,483,023.68    108,549,258.47
          39     15-Jul-06       6,912,183.44       226,814.56      7,138,998.00    94,570,840.24    101,483,023.68
          40     15-Aug-06       6,756,594.82       211,365.83      6,967,960.65    87,814,245.43     94,570,840.24
          41     15-Sep-06       6,599,455.66       196,264.84      6,795,720.50    81,214,789.77     87,814,245.43
          42     15-Oct-06       6,440,752.59       181,515.06      6,622,267.64    74,774,037.18     81,214,789.77
          43     15-Nov-06       6,280,472.13       167,119.97      6,447,592.10    68,493,565.05     74,774,037.18
          44     15-Dec-06       6,118,600.69       153,083.12      6,271,683.81    62,374,964.35     68,493,565.05
          45     15-Jan-07       5,955,124.58       139,408.05      6,094,532.62    56,419,839.78     62,374,964.35
          46     15-Feb-07       5,790,029.98       126,098.34      5,916,128.32    50,629,809.79     56,419,839.78
          47     15-Mar-07      50,629,809.79       113,157.62     50,742,967.42                0     50,629,809.79


[CONTINUATION OF TABLE]

                                End Notional         Princ       Accrued       Interest      Accum Interest
Period            Date          Balance            Writedown     Interest      Shortfall        Shortfall    Coupon
Total                                                  0     11,114,953.98        0

           0     24-Apr-03     114,082,000.00          0                 0        0              0               0
           1     15-May-03     114,082,000.00          0        178,481.29        0              0           2.682
           2     15-Jun-03     114,082,000.00          0        254,973.27        0              0           2.682
           3     15-Jul-03     114,082,000.00          0        254,973.27        0              0           2.682
           4     15-Aug-03     114,082,000.00          0        254,973.27        0              0           2.682
           5     15-Sep-03     114,082,000.00          0        254,973.27        0              0           2.682
           6     15-Oct-03     114,082,000.00          0        254,973.27        0              0           2.682
           7     15-Nov-03     114,082,000.00          0        254,973.27        0              0           2.682
           8     15-Dec-03     114,082,000.00          0        254,973.27        0              0           2.682
           9     15-Jan-04     114,082,000.00          0        254,973.27        0              0           2.682
          10     15-Feb-04     114,082,000.00          0        254,973.27        0              0           2.682
          11     15-Mar-04     114,082,000.00          0        254,973.27        0              0           2.682
          12     15-Apr-04     114,082,000.00          0        254,973.27        0              0           2.682
          13     15-May-04     114,082,000.00          0        254,973.27        0              0           2.682
          14     15-Jun-04     114,082,000.00          0        254,973.27        0              0           2.682
          15     15-Jul-04     114,082,000.00          0        254,973.27        0              0           2.682
          16     15-Aug-04     114,082,000.00          0        254,973.27        0              0           2.682
          17     15-Sep-04     114,082,000.00          0        254,973.27        0              0           2.682
          18     15-Oct-04     114,082,000.00          0        254,973.27        0              0           2.682
          19     15-Nov-04     114,082,000.00          0        254,973.27        0              0           2.682
          20     15-Dec-04     114,082,000.00          0        254,973.27        0              0           2.682
          21     15-Jan-05     114,082,000.00          0        254,973.27        0              0           2.682
          22     15-Feb-05     114,082,000.00          0        254,973.27        0              0           2.682
          23     15-Mar-05     114,082,000.00          0        254,973.27        0              0           2.682
          24     15-Apr-05     114,082,000.00          0        254,973.27        0              0           2.682
          25     15-May-05     114,082,000.00          0        254,973.27        0              0           2.682
          26     15-Jun-05     114,082,000.00          0        254,973.27        0              0           2.682
          27     15-Jul-05     114,082,000.00          0        254,973.27        0              0           2.682
          28     15-Aug-05     114,082,000.00          0        254,973.27        0              0           2.682
          29     15-Sep-05     114,082,000.00          0        254,973.27        0              0           2.682
          30     15-Oct-05     114,082,000.00          0        254,973.27        0              0           2.682
          31     15-Nov-05     114,082,000.00          0        254,973.27        0              0           2.682
          32     15-Dec-05     114,082,000.00          0        254,973.27        0              0           2.682
          33     15-Jan-06     114,082,000.00          0        254,973.27        0              0           2.682
          34     15-Feb-06     114,082,000.00          0        254,973.27        0              0           2.682
          35     15-Mar-06     114,082,000.00          0        254,973.27        0              0           2.682
          36     15-Apr-06     114,082,000.00          0        254,973.27        0              0           2.682
          37     15-May-06     108,549,258.47          0        254,973.27        0              0           2.682
          38     15-Jun-06     101,483,023.68          0        242,607.59        0              0           2.682
          39     15-Jul-06      94,570,840.24          0        226,814.56        0              0           2.682
          40     15-Aug-06      87,814,245.43          0        211,365.83        0              0           2.682
          41     15-Sep-06      81,214,789.77          0        196,264.84        0              0           2.682
          42     15-Oct-06      74,774,037.18          0        181,515.06        0              0           2.682
          43     15-Nov-06      68,493,565.05          0        167,119.97        0              0           2.682
          44     15-Dec-06      62,374,964.35          0        153,083.12        0              0           2.682
          45     15-Jan-07      56,419,839.78          0        139,408.05        0              0           2.682
          46     15-Feb-07      50,629,809.79          0        126,098.34        0              0           2.682
          47     15-Mar-07                  0          0        113,157.62        0              0           2.682





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A4


1.5 ABS
Call (Y)



                                                                                                         Begin Notional
Period            Date            Principal          Interest        Cash Flow         Balance              Balance
Total                          114,082,000.00     9,620,488.45    123,702,488.45

            0     24-Apr-03                 0                0                 0    114,082,000.00                   0
            1     15-May-03                 0       178,481.29        178,481.29    114,082,000.00      114,082,000.00
            2     15-Jun-03                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
            3     15-Jul-03                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
            4     15-Aug-03                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
            5     15-Sep-03                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
            6     15-Oct-03                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
            7     15-Nov-03                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
            8     15-Dec-03                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
            9     15-Jan-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           10     15-Feb-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           11     15-Mar-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           12     15-Apr-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           13     15-May-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           14     15-Jun-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           15     15-Jul-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           16     15-Aug-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           17     15-Sep-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           18     15-Oct-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           19     15-Nov-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           20     15-Dec-04                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           21     15-Jan-05                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           22     15-Feb-05                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           23     15-Mar-05                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           24     15-Apr-05                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           25     15-May-05                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           26     15-Jun-05                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           27     15-Jul-05                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           28     15-Aug-05                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           29     15-Sep-05                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           30     15-Oct-05                 0       254,973.27        254,973.27    114,082,000.00      114,082,000.00
           31     15-Nov-05      2,160,698.69       254,973.27      2,415,671.96    111,921,301.31      114,082,000.00
           32     15-Dec-05      7,735,416.88       250,144.11      7,985,560.99    104,185,884.43      111,921,301.31
           33     15-Jan-06      7,481,144.28       232,855.45      7,713,999.73     96,704,740.15      104,185,884.43
           34     15-Feb-06      7,224,421.86       216,135.09      7,440,556.95     89,480,318.29       96,704,740.15
           35     15-Mar-06      6,965,228.81       199,988.51      7,165,217.32     82,515,089.48       89,480,318.29
           36     15-Apr-06      6,703,544.18       184,421.22      6,887,965.40     75,811,545.30       82,515,089.48
           37     15-May-06      6,439,346.83       169,438.80      6,608,785.63     69,372,198.48       75,811,545.30
           38     15-Jun-06      6,172,615.45       155,046.86      6,327,662.31     63,199,583.03       69,372,198.48
           39     15-Jul-06      5,903,328.58       141,251.07      6,044,579.65     57,296,254.44       63,199,583.03
           40     15-Aug-06      5,631,464.58       128,057.13      5,759,521.71     51,664,789.86       57,296,254.44
           41     15-Sep-06     51,664,789.86       115,470.81     51,780,260.66                 0       51,664,789.86

[CONTINUATION OF TABLE]




                                   End Notional     Princ       Accrued      Interest         Accum Interest
Period            Date               Balance       Writedown    Interest     Shortfall          Shortfall     Coupon
Total                                                                     0  9,620,488.45           0

            0     24-Apr-03       114,082,000.00       0                  0             0           0              0
            1     15-May-03       114,082,000.00       0         178,481.29             0           0          2.682
            2     15-Jun-03       114,082,000.00       0         254,973.27             0           0          2.682
            3     15-Jul-03       114,082,000.00       0         254,973.27             0           0          2.682
            4     15-Aug-03       114,082,000.00       0         254,973.27             0           0          2.682
            5     15-Sep-03       114,082,000.00       0         254,973.27             0           0          2.682
            6     15-Oct-03       114,082,000.00       0         254,973.27             0           0          2.682
            7     15-Nov-03       114,082,000.00       0         254,973.27             0           0          2.682
            8     15-Dec-03       114,082,000.00       0         254,973.27             0           0          2.682
            9     15-Jan-04       114,082,000.00       0         254,973.27             0           0          2.682
           10     15-Feb-04       114,082,000.00       0         254,973.27             0           0          2.682
           11     15-Mar-04       114,082,000.00       0         254,973.27             0           0          2.682
           12     15-Apr-04       114,082,000.00       0         254,973.27             0           0          2.682
           13     15-May-04       114,082,000.00       0         254,973.27             0           0          2.682
           14     15-Jun-04       114,082,000.00       0         254,973.27             0           0          2.682
           15     15-Jul-04       114,082,000.00       0         254,973.27             0           0          2.682
           16     15-Aug-04       114,082,000.00       0         254,973.27             0           0          2.682
           17     15-Sep-04       114,082,000.00       0         254,973.27             0           0          2.682
           18     15-Oct-04       114,082,000.00       0         254,973.27             0           0          2.682
           19     15-Nov-04       114,082,000.00       0         254,973.27             0           0          2.682
           20     15-Dec-04       114,082,000.00       0         254,973.27             0           0          2.682
           21     15-Jan-05       114,082,000.00       0         254,973.27             0           0          2.682
           22     15-Feb-05       114,082,000.00       0         254,973.27             0           0          2.682
           23     15-Mar-05       114,082,000.00       0         254,973.27             0           0          2.682
           24     15-Apr-05       114,082,000.00       0         254,973.27             0           0          2.682
           25     15-May-05       114,082,000.00       0         254,973.27             0           0          2.682
           26     15-Jun-05       114,082,000.00       0         254,973.27             0           0          2.682
           27     15-Jul-05       114,082,000.00       0         254,973.27             0           0          2.682
           28     15-Aug-05       114,082,000.00       0         254,973.27             0           0          2.682
           29     15-Sep-05       114,082,000.00       0         254,973.27             0           0          2.682
           30     15-Oct-05       114,082,000.00       0         254,973.27             0           0          2.682
           31     15-Nov-05       111,921,301.31       0         254,973.27             0           0          2.682
           32     15-Dec-05       104,185,884.43       0         250,144.11             0           0          2.682
           33     15-Jan-06        96,704,740.15       0         232,855.45             0           0          2.682
           34     15-Feb-06        89,480,318.29       0         216,135.09             0           0          2.682
           35     15-Mar-06        82,515,089.48       0         199,988.51             0           0          2.682
           36     15-Apr-06        75,811,545.30       0         184,421.22             0           0          2.682
           37     15-May-06        69,372,198.48       0         169,438.80             0           0          2.682
           38     15-Jun-06        63,199,583.03       0         155,046.86             0           0          2.682
           39     15-Jul-06        57,296,254.44       0         141,251.07             0           0          2.682
           40     15-Aug-06        51,664,789.86       0         128,057.13             0           0          2.682
           41     15-Sep-06                    0       0         115,470.81             0           0          2.682




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A4


1.8 ABS
Call (Y)


                                                                                                   Begin Notional
Period                Date            Principal       Interest         Cash Flow   Balance             Balance
Total                           114,082,000.00  8,644,306.18     122,726,306.18

            0      24-Apr-03                 0             0                  0   114,082,000.00                0
            1      15-May-03                 0    178,481.29         178,481.29   114,082,000.00   114,082,000.00
            2      15-Jun-03                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
            3      15-Jul-03                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
            4      15-Aug-03                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
            5      15-Sep-03                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
            6      15-Oct-03                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
            7      15-Nov-03                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
            8      15-Dec-03                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
            9      15-Jan-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           10      15-Feb-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           11      15-Mar-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           12      15-Apr-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           13      15-May-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           14      15-Jun-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           15      15-Jul-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           16      15-Aug-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           17      15-Sep-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           18      15-Oct-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           19      15-Nov-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           20      15-Dec-04                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           21      15-Jan-05                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           22      15-Feb-05                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           23      15-Mar-05                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           24      15-Apr-05                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           25      15-May-05                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           26      15-Jun-05                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           27      15-Jul-05                 0    254,973.27         254,973.27   114,082,000.00   114,082,000.00
           28      15-Aug-05      4,254,314.19    254,973.27       4,509,287.46   109,827,685.81   114,082,000.00
           29      15-Sep-05      8,545,246.68    245,464.88       8,790,711.55   101,282,439.13   109,827,685.81
           30      15-Oct-05      8,230,660.18    226,366.25       8,457,026.43    93,051,778.95   101,282,439.13
           31      15-Nov-05      7,913,070.97    207,970.73       8,121,041.70    85,138,707.98    93,051,778.95
           32      15-Dec-05      7,592,453.68    190,285.01       7,782,738.69    77,546,254.30    85,138,707.98
           33      15-Jan-06      7,268,782.71    173,315.88       7,442,098.59    70,277,471.59    77,546,254.30
           34      15-Feb-06      6,942,032.30    157,070.15       7,099,102.44    63,335,439.29    70,277,471.59
           35      15-Mar-06      6,612,176.43    141,554.71       6,753,731.13    56,723,262.87    63,335,439.29
           36      15-Apr-06      6,279,188.91    126,776.49       6,405,965.40    50,444,073.96    56,723,262.87
           37      15-May-06     50,444,073.96    112,742.51      50,556,816.46                0    50,444,073.96


[CONTINUATION OF TABLE]


                                End Notional        Princ                            Interest       Accum Interest
Period                Date        Balance           Writedown      Accrued Interest  Shortfall        Shortfall          Coupon
Total                                                      0         8,644,306.18          0

            0      24-Apr-03    114,082,000.00             0                    0          0                   0              0
            1      15-May-03    114,082,000.00             0           178,481.29          0                   0          2.682
            2      15-Jun-03    114,082,000.00             0           254,973.27          0                   0          2.682
            3      15-Jul-03    114,082,000.00             0           254,973.27          0                   0          2.682
            4      15-Aug-03    114,082,000.00             0           254,973.27          0                   0          2.682
            5      15-Sep-03    114,082,000.00             0           254,973.27          0                   0          2.682
            6      15-Oct-03    114,082,000.00             0           254,973.27          0                   0          2.682
            7      15-Nov-03    114,082,000.00             0           254,973.27          0                   0          2.682
            8      15-Dec-03    114,082,000.00             0           254,973.27          0                   0          2.682
            9      15-Jan-04    114,082,000.00             0           254,973.27          0                   0          2.682
           10      15-Feb-04    114,082,000.00             0           254,973.27          0                   0          2.682
           11      15-Mar-04    114,082,000.00             0           254,973.27          0                   0          2.682
           12      15-Apr-04    114,082,000.00             0           254,973.27          0                   0          2.682
           13      15-May-04    114,082,000.00             0           254,973.27          0                   0          2.682
           14      15-Jun-04    114,082,000.00             0           254,973.27          0                   0          2.682
           15      15-Jul-04    114,082,000.00             0           254,973.27          0                   0          2.682
           16      15-Aug-04    114,082,000.00             0           254,973.27          0                   0          2.682
           17      15-Sep-04    114,082,000.00             0           254,973.27          0                   0          2.682
           18      15-Oct-04    114,082,000.00             0           254,973.27          0                   0          2.682
           19      15-Nov-04    114,082,000.00             0           254,973.27          0                   0          2.682
           20      15-Dec-04    114,082,000.00             0           254,973.27          0                   0          2.682
           21      15-Jan-05    114,082,000.00             0           254,973.27          0                   0          2.682
           22      15-Feb-05    114,082,000.00             0           254,973.27          0                   0          2.682
           23      15-Mar-05    114,082,000.00             0           254,973.27          0                   0          2.682
           24      15-Apr-05    114,082,000.00             0           254,973.27          0                   0          2.682
           25      15-May-05    114,082,000.00             0           254,973.27          0                   0          2.682
           26      15-Jun-05    114,082,000.00             0           254,973.27          0                   0          2.682
           27      15-Jul-05    114,082,000.00             0           254,973.27          0                   0          2.682
           28      15-Aug-05    109,827,685.81             0           254,973.27          0                   0          2.682
           29      15-Sep-05    101,282,439.13             0           245,464.88          0                   0          2.682
           30      15-Oct-05     93,051,778.95             0           226,366.25          0                   0          2.682
           31      15-Nov-05     85,138,707.98             0           207,970.73          0                   0          2.682
           32      15-Dec-05     77,546,254.30             0           190,285.01          0                   0          2.682
           33      15-Jan-06     70,277,471.59             0           173,315.88          0                   0          2.682
           34      15-Feb-06     63,335,439.29             0           157,070.15          0                   0          2.682
           35      15-Mar-06     56,723,262.87             0           141,554.71          0                   0          2.682
           36      15-Apr-06     50,444,073.96             0           126,776.49          0                   0          2.682
           37      15-May-06                 0             0           112,742.51          0                   0          2.682




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

A4


2 ABS
Call (Y)


                                                                                                             Begin Notional
Period            Date          Principal         Interest            Cash Flow             Balance             Balance
Total                        114,082,000.00    7,974,291.45        122,056,291.45

             0    24-Apr-03               0               0                     0        114,082,000.00                   0
             1    15-May-03               0      178,481.29            178,481.29        114,082,000.00      114,082,000.00
             2    15-Jun-03               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
             3    15-Jul-03               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
             4    15-Aug-03               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
             5    15-Sep-03               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
             6    15-Oct-03               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
             7    15-Nov-03               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
             8    15-Dec-03               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
             9    15-Jan-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            10    15-Feb-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            11    15-Mar-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            12    15-Apr-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            13    15-May-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            14    15-Jun-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            15    15-Jul-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            16    15-Aug-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            17    15-Sep-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            18    15-Oct-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            19    15-Nov-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            20    15-Dec-04               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            21    15-Jan-05               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            22    15-Feb-05               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            23    15-Mar-05               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            24    15-Apr-05               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            25    15-May-05               0      254,973.27            254,973.27        114,082,000.00      114,082,000.00
            26    15-Jun-05    4,542,894.39      254,973.27          4,797,867.66        109,539,105.61      114,082,000.00
            27    15-Jul-05    9,299,893.25      244,819.90          9,544,713.15        100,239,212.35      109,539,105.61
            28    15-Aug-05    8,945,342.45      224,034.64          9,169,377.09         91,293,869.91      100,239,212.35
            29    15-Sep-05    8,587,420.82      204,041.80          8,791,462.62         82,706,449.09       91,293,869.91
            30    15-Oct-05    8,226,099.93      184,848.91          8,410,948.84         74,480,349.16       82,706,449.09
            31    15-Nov-05    7,861,351.10      166,463.58          8,027,814.68         66,618,998.06       74,480,349.16
            32    15-Dec-05    7,493,145.46      148,893.46          7,642,038.92         59,125,852.60       66,618,998.06
            33    15-Jan-06    7,121,453.87      132,146.28          7,253,600.15         52,004,398.74       59,125,852.60
            34    15-Feb-06   52,004,398.74      116,229.83         52,120,628.57                     0       52,004,398.74


[CONTINUATION OF TABLE]

                                   End Notional       Princ                               Interest   Accum Interest
Period            Date              Balance         Writedown          Accrued Interest   Shortfall     Shortfall    Coupon
Total                                                  0                7,974,291.45          0

             0    24-Apr-03        114,082,000.00      0                           0          0            0              0
             1    15-May-03        114,082,000.00      0                  178,481.29          0            0          2.682
             2    15-Jun-03        114,082,000.00      0                  254,973.27          0            0          2.682
             3    15-Jul-03        114,082,000.00      0                  254,973.27          0            0          2.682
             4    15-Aug-03        114,082,000.00      0                  254,973.27          0            0          2.682
             5    15-Sep-03        114,082,000.00      0                  254,973.27          0            0          2.682
             6    15-Oct-03        114,082,000.00      0                  254,973.27          0            0          2.682
             7    15-Nov-03        114,082,000.00      0                  254,973.27          0            0          2.682
             8    15-Dec-03        114,082,000.00      0                  254,973.27          0            0          2.682
             9    15-Jan-04        114,082,000.00      0                  254,973.27          0            0          2.682
            10    15-Feb-04        114,082,000.00      0                  254,973.27          0            0          2.682
            11    15-Mar-04        114,082,000.00      0                  254,973.27          0            0          2.682
            12    15-Apr-04        114,082,000.00      0                  254,973.27          0            0          2.682
            13    15-May-04        114,082,000.00      0                  254,973.27          0            0          2.682
            14    15-Jun-04        114,082,000.00      0                  254,973.27          0            0          2.682
            15    15-Jul-04        114,082,000.00      0                  254,973.27          0            0          2.682
            16    15-Aug-04        114,082,000.00      0                  254,973.27          0            0          2.682
            17    15-Sep-04        114,082,000.00      0                  254,973.27          0            0          2.682
            18    15-Oct-04        114,082,000.00      0                  254,973.27          0            0          2.682
            19    15-Nov-04        114,082,000.00      0                  254,973.27          0            0          2.682
            20    15-Dec-04        114,082,000.00      0                  254,973.27          0            0          2.682
            21    15-Jan-05        114,082,000.00      0                  254,973.27          0            0          2.682
            22    15-Feb-05        114,082,000.00      0                  254,973.27          0            0          2.682
            23    15-Mar-05        114,082,000.00      0                  254,973.27          0            0          2.682
            24    15-Apr-05        114,082,000.00      0                  254,973.27          0            0          2.682
            25    15-May-05        114,082,000.00      0                  254,973.27          0            0          2.682
            26    15-Jun-05        109,539,105.61      0                  254,973.27          0            0          2.682
            27    15-Jul-05        100,239,212.35      0                  244,819.90          0            0          2.682
            28    15-Aug-05         91,293,869.91      0                  224,034.64          0            0          2.682
            29    15-Sep-05         82,706,449.09      0                  204,041.80          0            0          2.682
            30    15-Oct-05         74,480,349.16      0                  184,848.91          0            0          2.682
            31    15-Nov-05         66,618,998.06      0                  166,463.58          0            0          2.682
            32    15-Dec-05         59,125,852.60      0                  148,893.46          0            0          2.682
            33    15-Jan-06         52,004,398.74      0                  132,146.28          0            0          2.682
            34    15-Feb-06                     0      0                  116,229.83          0            0          2.682





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Class B
SEQUENTIAL STRUCTURE, TO CALL

                                                                                                                Begin Notional
       Period       Date         Principal      Interest          Cash Flow          Balance                        Balance
        Total                    17,148,000.00  1,505,188.56     18,653,188.56
          0       24-Apr-03              0                 0                 0       17,148,000.00                           0
          1       15-May-03              0         25,887.76         25,887.76       17,148,000.00               17,148,000.00
          2       15-Jun-03              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
          3       15-Jul-03              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
          4       15-Aug-03              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
          5       15-Sep-03              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
          6       15-Oct-03              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
          7       15-Nov-03              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
          8       15-Dec-03              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
          9       15-Jan-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         10       15-Feb-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         11       15-Mar-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         12       15-Apr-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         13       15-May-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         14       15-Jun-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         15       15-Jul-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         16       15-Aug-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         17       15-Sep-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         18       15-Oct-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         19       15-Nov-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         20       15-Dec-04              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         21       15-Jan-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         22       15-Feb-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         23       15-Mar-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         24       15-Apr-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         25       15-May-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         26       15-Jun-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         27       15-Jul-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         28       15-Aug-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         29       15-Sep-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         30       15-Oct-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         31       15-Nov-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         32       15-Dec-05              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         33       15-Jan-06              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         34       15-Feb-06              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         35       15-Mar-06              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         36       15-Apr-06              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         37       15-May-06              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         38       15-Jun-06              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         39       15-Jul-06              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         40       15-Aug-06              0         36,982.52         36,982.52       17,148,000.00               17,148,000.00
         41       15-Sep-06  17,148,000.00         36,982.52     17,184,982.52                   0               17,148,000.00


[Table continued]
                                        End Notional         Princ         Accrued          Interest      Accum Interest
       Period       Date                   Balance         Writedown       Interest         Shortfall        Shortfall    Coupon
        Total                                                 0        1,505,188.56           0
          0       24-Apr-03             17,148,000.00         0                   0           0                 0          0
          1       15-May-03             17,148,000.00         0           25,887.76           0                 0      2.588
          2       15-Jun-03             17,148,000.00         0           36,982.52           0                 0      2.588
          3       15-Jul-03             17,148,000.00         0           36,982.52           0                 0      2.588
          4       15-Aug-03             17,148,000.00         0           36,982.52           0                 0      2.588
          5       15-Sep-03             17,148,000.00         0           36,982.52           0                 0      2.588
          6       15-Oct-03             17,148,000.00         0           36,982.52           0                 0      2.588
          7       15-Nov-03             17,148,000.00         0           36,982.52           0                 0      2.588
          8       15-Dec-03             17,148,000.00         0           36,982.52           0                 0      2.588
          9       15-Jan-04             17,148,000.00         0           36,982.52           0                 0      2.588
         10       15-Feb-04             17,148,000.00         0           36,982.52           0                 0      2.588
         11       15-Mar-04             17,148,000.00         0           36,982.52           0                 0      2.588
         12       15-Apr-04             17,148,000.00         0           36,982.52           0                 0      2.588
         13       15-May-04             17,148,000.00         0           36,982.52           0                 0      2.588
         14       15-Jun-04             17,148,000.00         0           36,982.52           0                 0      2.588
         15       15-Jul-04             17,148,000.00         0           36,982.52           0                 0      2.588
         16       15-Aug-04             17,148,000.00         0           36,982.52           0                 0      2.588
         17       15-Sep-04             17,148,000.00         0           36,982.52           0                 0      2.588
         18       15-Oct-04             17,148,000.00         0           36,982.52           0                 0      2.588
         19       15-Nov-04             17,148,000.00         0           36,982.52           0                 0      2.588
         20       15-Dec-04             17,148,000.00         0           36,982.52           0                 0      2.588
         21       15-Jan-05             17,148,000.00         0           36,982.52           0                 0      2.588
         22       15-Feb-05             17,148,000.00         0           36,982.52           0                 0      2.588
         23       15-Mar-05             17,148,000.00         0           36,982.52           0                 0      2.588
         24       15-Apr-05             17,148,000.00         0           36,982.52           0                 0      2.588
         25       15-May-05             17,148,000.00         0           36,982.52           0                 0      2.588
         26       15-Jun-05             17,148,000.00         0           36,982.52           0                 0      2.588
         27       15-Jul-05             17,148,000.00         0           36,982.52           0                 0      2.588
         28       15-Aug-05             17,148,000.00         0           36,982.52           0                 0      2.588
         29       15-Sep-05             17,148,000.00         0           36,982.52           0                 0      2.588
         30       15-Oct-05             17,148,000.00         0           36,982.52           0                 0      2.588
         31       15-Nov-05             17,148,000.00         0           36,982.52           0                 0      2.588
         32       15-Dec-05             17,148,000.00         0           36,982.52           0                 0      2.588
         33       15-Jan-06             17,148,000.00         0           36,982.52           0                 0      2.588
         34       15-Feb-06             17,148,000.00         0           36,982.52           0                 0      2.588
         35       15-Mar-06             17,148,000.00         0           36,982.52           0                 0      2.588
         36       15-Apr-06             17,148,000.00         0           36,982.52           0                 0      2.588
         37       15-May-06             17,148,000.00         0           36,982.52           0                 0      2.588
         38       15-Jun-06             17,148,000.00         0           36,982.52           0                 0      2.588
         39       15-Jul-06             17,148,000.00         0           36,982.52           0                 0      2.588
         40       15-Aug-06             17,148,000.00         0           36,982.52           0                 0      2.588
         41       15-Sep-06                         0         0           36,982.52           0                 0      2.588


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Class C
SEQUENTIAL STRUCTURE, TO CALL

                                                                                                 Begin Notional
          Period    Date        Principal     Interest     Cash Flow      Balance                     Balance
           Total                          9,233,000.00   1,114,196.89  10,347,196.89

              0   24-Apr-03             0            0              0  9,233,000.00                           0
              1   15-May-03             0    19,163.09      19,163.09  9,233,000.00                9,233,000.00
              2   15-Jun-03             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
              3   15-Jul-03             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
              4   15-Aug-03             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
              5   15-Sep-03             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
              6   15-Oct-03             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
              7   15-Nov-03             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
              8   15-Dec-03             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
              9   15-Jan-04             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             10   15-Feb-04             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             11   15-Mar-04             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             12   15-Apr-04             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             13   15-May-04             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             14   15-Jun-04             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             15   15-Jul-04             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             16   15-Aug-04             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             17   15-Sep-04             0    27,375.84      27,375.84  9,233,000.00                9,233,000.00
             18   15-Oct-04             0    27,375.84      27,375.84  9,233,000.00                9,233,000.00
             19   15-Nov-04             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             20   15-Dec-04             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             21   15-Jan-05             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             22   15-Feb-05             0    27,375.84      27,375.84  9,233,000.00                9,233,000.00
             23   15-Mar-05             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             24   15-Apr-05             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             25   15-May-05             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             26   15-Jun-05             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             27   15-Jul-05             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             28   15-Aug-05             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             29   15-Sep-05             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             30   15-Oct-05             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             31   15-Nov-05             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             32   15-Dec-05             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             33   15-Jan-06             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             34   15-Feb-06             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             35   15-Mar-06             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             36   15-Apr-06             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             37   15-May-06             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             38   15-Jun-06             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             39   15-Jul-06             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             40   15-Aug-06             0    27,375.85      27,375.85  9,233,000.00                9,233,000.00
             41   15-Sep-06  9,233,000.00    27,375.85   9,260,375.85             0                9,233,000.00

[Table continued]
                                    End Notional      Princ          Accrued         Interest    Accum Interest
          Period    Date              Balance       Writedown        Interest        Shortfall      Shortfall     Coupon
           Total                                          0        1,114,196.89           0

              0   24-Apr-03        9,233,000.00           0                   0           0               0          0
              1   15-May-03        9,233,000.00           0           19,163.09           0               0      3.558
              2   15-Jun-03        9,233,000.00           0           27,375.85           0               0      3.558
              3   15-Jul-03        9,233,000.00           0           27,375.85           0               0      3.558
              4   15-Aug-03        9,233,000.00           0           27,375.85           0               0      3.558
              5   15-Sep-03        9,233,000.00           0           27,375.85           0               0      3.558
              6   15-Oct-03        9,233,000.00           0           27,375.85           0               0      3.558
              7   15-Nov-03        9,233,000.00           0           27,375.85           0               0      3.558
              8   15-Dec-03        9,233,000.00           0           27,375.85           0               0      3.558
              9   15-Jan-04        9,233,000.00           0           27,375.85           0               0      3.558
             10   15-Feb-04        9,233,000.00           0           27,375.85           0               0      3.558
             11   15-Mar-04        9,233,000.00           0           27,375.85           0               0      3.558
             12   15-Apr-04        9,233,000.00           0           27,375.85           0               0      3.558
             13   15-May-04        9,233,000.00           0           27,375.85           0               0      3.558
             14   15-Jun-04        9,233,000.00           0           27,375.85           0               0      3.558
             15   15-Jul-04        9,233,000.00           0           27,375.85           0               0      3.558
             16   15-Aug-04        9,233,000.00           0           27,375.85           0               0      3.558
             17   15-Sep-04        9,233,000.00           0           27,375.85           0               0      3.558
             18   15-Oct-04        9,233,000.00           0           27,375.85           0               0      3.558
             19   15-Nov-04        9,233,000.00           0           27,375.85           0               0      3.558
             20   15-Dec-04        9,233,000.00           0           27,375.85           0               0      3.558
             21   15-Jan-05        9,233,000.00           0           27,375.85           0               0      3.558
             22   15-Feb-05        9,233,000.00           0           27,375.85           0               0      3.558
             23   15-Mar-05        9,233,000.00           0           27,375.85           0               0      3.558
             24   15-Apr-05        9,233,000.00           0           27,375.85           0               0      3.558
             25   15-May-05        9,233,000.00           0           27,375.85           0               0      3.558
             26   15-Jun-05        9,233,000.00           0           27,375.85           0               0      3.558
             27   15-Jul-05        9,233,000.00           0           27,375.85           0               0      3.558
             28   15-Aug-05        9,233,000.00           0           27,375.85           0               0      3.558
             29   15-Sep-05        9,233,000.00           0           27,375.85           0               0      3.558
             30   15-Oct-05        9,233,000.00           0           27,375.85           0               0      3.558
             31   15-Nov-05        9,233,000.00           0           27,375.85           0               0      3.558
             32   15-Dec-05        9,233,000.00           0           27,375.85           0               0      3.558
             33   15-Jan-06        9,233,000.00           0           27,375.85           0               0      3.558
             34   15-Feb-06        9,233,000.00           0           27,375.85           0               0      3.558
             35   15-Mar-06        9,233,000.00           0           27,375.85           0               0      3.558
             36   15-Apr-06        9,233,000.00           0           27,375.85           0               0      3.558
             37   15-May-06        9,233,000.00           0           27,375.85           0               0      3.558
             38   15-Jun-06        9,233,000.00           0           27,375.85           0               0      3.558
             39   15-Jul-06        9,233,000.00           0           27,375.85           0               0      3.558
             40   15-Aug-06        9,233,000.00           0           27,375.85           0               0      3.558
             41   15-Sep-06                   0           0           27,375.85           0               0      3.558


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Class B
PRORATA - SEQUENTIAL

         Period      Date        Principal      Interest     Cash Flow      Balance        Begin Notional Balance
          Total              17,148,000.00 1,163,326.83  18,311,326.83

              0   24-Apr-03              0            0              0  17,148,000.00                           0
              1   15-May-03              0    25,887.76      25,887.76  17,148,000.00               17,148,000.00
              2   15-Jun-03              0    36,982.52      36,982.52  17,148,000.00               17,148,000.00
              3   15-Jul-03              0    36,982.52      36,982.52  17,148,000.00               17,148,000.00
              4   15-Aug-03              0    36,982.52      36,982.52  17,148,000.00               17,148,000.00
              5   15-Sep-03              0    36,982.52      36,982.52  17,148,000.00               17,148,000.00
              6   15-Oct-03              0    36,982.52      36,982.52  17,148,000.00               17,148,000.00
              7   15-Nov-03              0    36,982.52      36,982.52  17,148,000.00               17,148,000.00
              8   15-Dec-03              0    36,982.52      36,982.52  17,148,000.00               17,148,000.00
              9   15-Jan-04     285,491.91    36,982.52     322,474.43  16,862,508.09               17,148,000.00
             10   15-Feb-04     824,001.36    36,366.81     860,368.17  16,038,506.73               16,862,508.09
             11   15-Mar-04     611,573.69    34,589.71     646,163.40  15,426,933.04               16,038,506.73
             12   15-Apr-04     601,464.77    33,270.75     634,735.52  14,825,468.26               15,426,933.04
             13   15-May-04     591,255.95    31,973.59     623,229.54  14,234,212.31               14,825,468.26
             14   15-Jun-04     580,946.37    30,698.45     611,644.82  13,653,265.95               14,234,212.31
             15   15-Jul-04     570,535.16    29,445.54     599,980.70  13,082,730.79               13,653,265.95
             16   15-Aug-04     560,021.45    28,215.09     588,236.54  12,522,709.34               13,082,730.79
             17   15-Sep-04     580,458.86    27,007.31     607,466.17  11,942,250.48               12,522,709.34
             18   15-Oct-04     566,882.04    25,755.45     592,637.49  11,375,368.44               11,942,250.48
             19   15-Nov-04              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             20   15-Dec-04              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             21   15-Jan-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             22   15-Feb-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             23   15-Mar-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             24   15-Apr-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             25   15-May-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             26   15-Jun-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             27   15-Jul-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             28   15-Aug-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             29   15-Sep-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             30   15-Oct-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             31   15-Nov-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             32   15-Dec-05              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             33   15-Jan-06              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             34   15-Feb-06              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             35   15-Mar-06              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             36   15-Apr-06              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             37   15-May-06              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             38   15-Jun-06              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             39   15-Jul-06              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             40   15-Aug-06              0    24,532.88      24,532.88  11,375,368.44               11,375,368.44
             41   15-Sep-06  11,375,368.44    24,532.88  11,399,901.32              0               11,375,368.44


[Table continued]
                                       End Notional         Princ          Accrued      Interest      Accum Interest
         Period      Date                Balance         Writedown        Interest      Shortfall         Shortfall    Coupon
          Total                                                0        1,163,326.83          0

              0   24-Apr-03           17,148,000.00            0                   0          0                 0          0
              1   15-May-03           17,148,000.00            0           25,887.76          0                 0      2.588
              2   15-Jun-03           17,148,000.00            0           36,982.52          0                 0      2.588
              3   15-Jul-03           17,148,000.00            0           36,982.52          0                 0      2.588
              4   15-Aug-03           17,148,000.00            0           36,982.52          0                 0      2.588
              5   15-Sep-03           17,148,000.00            0           36,982.52          0                 0      2.588
              6   15-Oct-03           17,148,000.00            0           36,982.52          0                 0      2.588
              7   15-Nov-03           17,148,000.00            0           36,982.52          0                 0      2.588
              8   15-Dec-03           17,148,000.00            0           36,982.52          0                 0      2.588
              9   15-Jan-04           16,862,508.09            0           36,982.52          0                 0      2.588
             10   15-Feb-04           16,038,506.73            0           36,366.81          0                 0      2.588
             11   15-Mar-04           15,426,933.04            0           34,589.71          0                 0      2.588
             12   15-Apr-04           14,825,468.26            0           33,270.75          0                 0      2.588
             13   15-May-04           14,234,212.31            0           31,973.59          0                 0      2.588
             14   15-Jun-04           13,653,265.95            0           30,698.45          0                 0      2.588
             15   15-Jul-04           13,082,730.79            0           29,445.54          0                 0      2.588
             16   15-Aug-04           12,522,709.34            0           28,215.09          0                 0      2.588
             17   15-Sep-04           11,942,250.48            0           27,007.31          0                 0      2.588
             18   15-Oct-04           11,375,368.44            0           25,755.45          0                 0      2.588
             19   15-Nov-04           11,375,368.44            0           24,532.88          0                 0      2.588
             20   15-Dec-04           11,375,368.44            0           24,532.88          0                 0      2.588
             21   15-Jan-05           11,375,368.44            0           24,532.88          0                 0      2.588
             22   15-Feb-05           11,375,368.44            0           24,532.88          0                 0      2.588
             23   15-Mar-05           11,375,368.44            0           24,532.88          0                 0      2.588
             24   15-Apr-05           11,375,368.44            0           24,532.88          0                 0      2.588
             25   15-May-05           11,375,368.44            0           24,532.88          0                 0      2.588
             26   15-Jun-05           11,375,368.44            0           24,532.88          0                 0      2.588
             27   15-Jul-05           11,375,368.44            0           24,532.88          0                 0      2.588
             28   15-Aug-05           11,375,368.44            0           24,532.88          0                 0      2.588
             29   15-Sep-05           11,375,368.44            0           24,532.88          0                 0      2.588
             30   15-Oct-05           11,375,368.44            0           24,532.88          0                 0      2.588
             31   15-Nov-05           11,375,368.44            0           24,532.88          0                 0      2.588
             32   15-Dec-05           11,375,368.44            0           24,532.88          0                 0      2.588
             33   15-Jan-06           11,375,368.44            0           24,532.88          0                 0      2.588
             34   15-Feb-06           11,375,368.44            0           24,532.88          0                 0      2.588
             35   15-Mar-06           11,375,368.44            0           24,532.88          0                 0      2.588
             36   15-Apr-06           11,375,368.44            0           24,532.88          0                 0      2.588
             37   15-May-06           11,375,368.44            0           24,532.88          0                 0      2.588
             38   15-Jun-06           11,375,368.44            0           24,532.88          0                 0      2.588
             39   15-Jul-06           11,375,368.44            0           24,532.88          0                 0      2.588
             40   15-Aug-06           11,375,368.44            0           24,532.88          0                 0      2.588
             41   15-Sep-06                       0            0           24,532.88          0                 0      2.588

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Class C
PRORATA - SEQUENTIAL

                                                                                                Begin Notional
          Period    Date        Principal     Interest    Cash Flow     Balance                     Balance
          Total              9,233,000.00  786,532.52 10,019,532.52

              0   24-Apr-03             0           0             0  9,233,000.00                           0
              1   15-May-03             0   19,163.09     19,163.09  9,233,000.00                9,233,000.00
              2   15-Jun-03             0   27,375.84     27,375.84  9,233,000.00                9,233,000.00
              3   15-Jul-03             0   27,375.85     27,375.85  9,233,000.00                9,233,000.00
              4   15-Aug-03             0   27,375.85     27,375.85  9,233,000.00                9,233,000.00
              5   15-Sep-03             0   27,375.85     27,375.85  9,233,000.00                9,233,000.00
              6   15-Oct-03             0   27,375.85     27,375.85  9,233,000.00                9,233,000.00
              7   15-Nov-03             0   27,375.85     27,375.85  9,233,000.00                9,233,000.00
              8   15-Dec-03             0   27,375.85     27,375.85  9,233,000.00                9,233,000.00
              9   15-Jan-04             0   27,375.85     27,375.85  9,233,000.00                9,233,000.00
             10   15-Feb-04    592,630.93   27,375.85    620,006.78  8,640,369.07                9,233,000.00
             11   15-Mar-04    782,245.42   25,618.69    807,864.11  7,858,123.65                8,640,369.07
             12   15-Apr-04    769,315.41   23,299.34    792,614.74  7,088,808.24                7,858,123.65
             13   15-May-04    468,244.38   21,018.32    489,262.69  6,620,563.87                7,088,808.24
             14   15-Jun-04    270,207.61   19,629.97    289,837.58  6,350,356.25                6,620,563.87
             15   15-Jul-04    265,365.19   18,828.81    284,194.00  6,084,991.07                6,350,356.25
             16   15-Aug-04    260,475.09   18,042.00    278,517.09  5,824,515.97                6,084,991.07
             17   15-Sep-04    269,980.87   17,269.69    287,250.56  5,554,535.11                5,824,515.97
             18   15-Oct-04    263,666.06   16,469.20    280,135.26  5,290,869.04                5,554,535.11
             19   15-Nov-04             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             20   15-Dec-04             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             21   15-Jan-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             22   15-Feb-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             23   15-Mar-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             24   15-Apr-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             25   15-May-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             26   15-Jun-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             27   15-Jul-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             28   15-Aug-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             29   15-Sep-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             30   15-Oct-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             31   15-Nov-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             32   15-Dec-05             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             33   15-Jan-06             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             34   15-Feb-06             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             35   15-Mar-06             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             36   15-Apr-06             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             37   15-May-06             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             38   15-Jun-06             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             39   15-Jul-06             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             40   15-Aug-06             0   15,687.43     15,687.43  5,290,869.04                5,290,869.04
             41   15-Sep-06  5,290,869.04   15,687.43  5,306,556.47             0                5,290,869.04

[Table continued]
                                 End Notional              Princ          Accrued        Interest       Accum Interest
          Period    Date           Balance               Writedown        Interest       Shortfall         Shortfall     Coupon
          Total                                               0          786,532.52            0

              0   24-Apr-03     9,233,000.00                  0                   0            0                 0          0
              1   15-May-03     9,233,000.00                  0           19,163.09            0                 0      3.558
              2   15-Jun-03     9,233,000.00                  0           27,375.85            0                 0      3.558
              3   15-Jul-03     9,233,000.00                  0           27,375.85            0                 0      3.558
              4   15-Aug-03     9,233,000.00                  0           27,375.85            0                 0      3.558
              5   15-Sep-03     9,233,000.00                  0           27,375.85            0                 0      3.558
              6   15-Oct-03     9,233,000.00                  0           27,375.85            0                 0      3.558
              7   15-Nov-03     9,233,000.00                  0           27,375.85            0                 0      3.558
              8   15-Dec-03     9,233,000.00                  0           27,375.85            0                 0      3.558
              9   15-Jan-04     9,233,000.00                  0           27,375.85            0                 0      3.558
             10   15-Feb-04     8,640,369.07                  0           27,375.85            0                 0      3.558
             11   15-Mar-04     7,858,123.65                  0           25,618.69            0                 0      3.558
             12   15-Apr-04     7,088,808.24                  0           23,299.34            0                 0      3.558
             13   15-May-04     6,620,563.87                  0           21,018.32            0                 0      3.558
             14   15-Jun-04     6,350,356.25                  0           19,629.97            0                 0      3.558
             15   15-Jul-04     6,084,991.07                  0           18,828.81            0                 0      3.558
             16   15-Aug-04     5,824,515.97                  0           18,042.00            0                 0      3.558
             17   15-Sep-04     5,554,535.11                  0           17,269.69            0                 0      3.558
             18   15-Oct-04     5,290,869.04                  0           16,469.20            0                 0      3.558
             19   15-Nov-04     5,290,869.04                  0           15,687.43            0                 0      3.558
             20   15-Dec-04     5,290,869.04                  0           15,687.43            0                 0      3.558
             21   15-Jan-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             22   15-Feb-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             23   15-Mar-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             24   15-Apr-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             25   15-May-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             26   15-Jun-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             27   15-Jul-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             28   15-Aug-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             29   15-Sep-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             30   15-Oct-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             31   15-Nov-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             32   15-Dec-05     5,290,869.04                  0           15,687.43            0                 0      3.558
             33   15-Jan-06     5,290,869.04                  0           15,687.43            0                 0      3.558
             34   15-Feb-06     5,290,869.04                  0           15,687.43            0                 0      3.558
             35   15-Mar-06     5,290,869.04                  0           15,687.43            0                 0      3.558
             36   15-Apr-06     5,290,869.04                  0           15,687.43            0                 0      3.558
             37   15-May-06     5,290,869.04                  0           15,687.43            0                 0      3.558
             38   15-Jun-06     5,290,869.04                  0           15,687.43            0                 0      3.558
             39   15-Jul-06     5,290,869.04                  0           15,687.43            0                 0      3.558
             40   15-Aug-06     5,290,869.04                  0           15,687.43            0                 0      3.558
             41   15-Sep-06                0                  0           15,687.43            0                 0      3.558


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAL0301 - CashflowsA3


   Period        Date        Principal      Interest         Cash          Balance               Begin
                                                             Flow                              Notional
                                                                                                Balance
Total                      124,956,000.00  5,103,155.57 130,059,155.57

            0   24-Apr-03               0             0              0   124,956,000.00                       0
            1   15-May-03               0    148,843.42     148,843.42   124,956,000.00          124,956,000.00
            2   15-Jun-03               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
            3   15-Jul-03               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
            4   15-Aug-03               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
            5   15-Sep-03               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
            6   15-Oct-03               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
            7   15-Nov-03               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
            8   15-Dec-03               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
            9   15-Jan-04               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
           10   15-Feb-04               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
           11   15-Mar-04               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
           12   15-Apr-04               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
           13   15-May-04               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
           14   15-Jun-04               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
           15   15-Jul-04               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
           16   15-Aug-04               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
           17   15-Sep-04               0    212,633.46     212,633.46   124,956,000.00          124,956,000.00
           18   15-Oct-04    4,495,289.31    212,633.46   4,707,922.77   120,460,710.69          124,956,000.00
           19   15-Nov-04   10,827,196.59    204,983.98  11,032,180.56   109,633,514.10          120,460,710.69
           20   15-Dec-04   10,602,952.11    186,559.70  10,789,511.80    99,030,561.99          109,633,514.10
           21   15-Jan-05   10,376,513.67    168,517.01  10,545,030.68    88,654,048.32           99,030,561.99
           22   15-Feb-05   10,147,862.52    150,859.64  10,298,722.16    78,506,185.80           88,654,048.32
           23   15-Mar-05    9,916,979.76    133,591.36  10,050,571.12    68,589,206.04           78,506,185.80
           24   15-Apr-05    9,683,846.32    116,715.97   9,800,562.28    58,905,359.73           68,589,206.04
           25   15-May-05    9,448,442.99    100,237.29   9,548,680.28    49,456,916.73           58,905,359.73
           26   15-Jun-05    9,210,750.43     84,159.19   9,294,909.61    40,246,166.31           49,456,916.73
           27   15-Jul-05    8,970,749.09     68,485.56   9,039,234.65    31,275,417.21           40,246,166.31
           28   15-Aug-05    8,728,419.32     53,220.33   8,781,639.66    22,546,997.89           31,275,417.21
           29   15-Sep-05    8,483,741.29     38,367.47   8,522,108.76    14,063,256.60           22,546,997.89
           30   15-Oct-05    8,236,694.99     23,930.97   8,260,625.97     5,826,561.60           14,063,256.60
           31   15-Nov-05    5,826,561.60      9,914.87   5,836,476.47                0            5,826,561.60

(TABLE CONTINUED)

   Period        Date            End             Princ        Accrued      Interest     Accum       Coupon
                              Notional         Writedown      Interest    Shortfall    Interest
                               Balance                                                Shortfall

Total                                                    0   5,103,155.57          0

            0   24-Apr-03      124,956,000.00            0              0          0            0          0
            1   15-May-03      124,956,000.00            0     148,843.42          0            0      2.042
            2   15-Jun-03      124,956,000.00            0     212,633.46          0            0      2.042
            3   15-Jul-03      124,956,000.00            0     212,633.46          0            0      2.042
            4   15-Aug-03      124,956,000.00            0     212,633.46          0            0      2.042
            5   15-Sep-03      124,956,000.00            0     212,633.46          0            0      2.042
            6   15-Oct-03      124,956,000.00            0     212,633.46          0            0      2.042
            7   15-Nov-03      124,956,000.00            0     212,633.46          0            0      2.042
            8   15-Dec-03      124,956,000.00            0     212,633.46          0            0      2.042
            9   15-Jan-04      124,956,000.00            0     212,633.46          0            0      2.042
           10   15-Feb-04      124,956,000.00            0     212,633.46          0            0      2.042
           11   15-Mar-04      124,956,000.00            0     212,633.46          0            0      2.042
           12   15-Apr-04      124,956,000.00            0     212,633.46          0            0      2.042
           13   15-May-04      124,956,000.00            0     212,633.46          0            0      2.042
           14   15-Jun-04      124,956,000.00            0     212,633.46          0            0      2.042
           15   15-Jul-04      124,956,000.00            0     212,633.46          0            0      2.042
           16   15-Aug-04      124,956,000.00            0     212,633.46          0            0      2.042
           17   15-Sep-04      124,956,000.00            0     212,633.46          0            0      2.042
           18   15-Oct-04      120,460,710.69            0     212,633.46          0            0      2.042
           19   15-Nov-04      109,633,514.10            0     204,983.98          0            0      2.042
           20   15-Dec-04       99,030,561.99            0     186,559.70          0            0      2.042
           21   15-Jan-05       88,654,048.32            0     168,517.01          0            0      2.042
           22   15-Feb-05       78,506,185.80            0     150,859.64          0            0      2.042
           23   15-Mar-05       68,589,206.04            0     133,591.36          0            0      2.042
           24   15-Apr-05       58,905,359.73            0     116,715.97          0            0      2.042
           25   15-May-05       49,456,916.73            0     100,237.29          0            0      2.042
           26   15-Jun-05       40,246,166.31            0      84,159.19          0            0      2.042
           27   15-Jul-05       31,275,417.21            0      68,485.56          0            0      2.042
           28   15-Aug-05       22,546,997.89            0      53,220.33          0            0      2.042
           29   15-Sep-05       14,063,256.60            0      38,367.47          0            0      2.042
           30   15-Oct-05        5,826,561.60            0      23,930.97          0            0      2.042
           31   15-Nov-05                   0            0       9,914.87          0            0      2.042


GSAL0301 - CashflowsA4

      Period             Date          Principal         Interest           Cash           Balance           Begin
                                                                         Flow                            Notional
                                                                                                         Balance
Total                              114,082,000.00     9,620,488.45   123,702,488.45

              0        24-Apr-03                0                0                0   114,082,000.00                0
              1        15-May-03                0       178,481.29       178,481.29   114,082,000.00   114,082,000.00
              2        15-Jun-03                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
              3        15-Jul-03                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
              4        15-Aug-03                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
              5        15-Sep-03                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
              6        15-Oct-03                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
              7        15-Nov-03                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
              8        15-Dec-03                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
              9        15-Jan-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             10        15-Feb-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             11        15-Mar-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             12        15-Apr-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             13        15-May-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             14        15-Jun-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             15        15-Jul-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             16        15-Aug-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             17        15-Sep-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             18        15-Oct-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             19        15-Nov-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             20        15-Dec-04                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             21        15-Jan-05                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             22        15-Feb-05                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             23        15-Mar-05                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             24        15-Apr-05                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             25        15-May-05                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             26        15-Jun-05                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             27        15-Jul-05                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             28        15-Aug-05                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             29        15-Sep-05                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             30        15-Oct-05                0       254,973.27       254,973.27   114,082,000.00   114,082,000.00
             31        15-Nov-05     2,160,698.69       254,973.27     2,415,671.96   111,921,301.31   114,082,000.00
             32        15-Dec-05     7,735,416.88       250,144.11     7,985,560.99   104,185,884.43   111,921,301.31
             33        15-Jan-06     7,481,144.28       232,855.45     7,713,999.73    96,704,740.15   104,185,884.43
             34        15-Feb-06     7,224,421.86       216,135.09     7,440,556.95    89,480,318.29    96,704,740.15
             35        15-Mar-06     6,965,228.81       199,988.51     7,165,217.32    82,515,089.48    89,480,318.29
             36        15-Apr-06     6,703,544.18       184,421.22     6,887,965.40    75,811,545.30    82,515,089.48
             37        15-May-06     6,439,346.83       169,438.80     6,608,785.63    69,372,198.48    75,811,545.30
             38        15-Jun-06     6,172,615.45       155,046.86     6,327,662.31    63,199,583.03    69,372,198.48
             39        15-Jul-06     5,903,328.58       141,251.07     6,044,579.65    57,296,254.44    63,199,583.03
             40        15-Aug-06     5,631,464.58       128,057.13     5,759,521.71    51,664,789.86    57,296,254.44
             41        15-Sep-06    51,664,789.86       115,470.81    51,780,260.66                0    51,664,789.86


(TABLE CONTINUED)


      Period          Date              End              Princ           Accrued          Interest          Accum         Coupon
                                      Notional         Writedown         Interest        Shortfall         Interest
                                      Balance                                                             Shortfall

Total                                                      0             9,620,488.45        0

              0        24-Apr-03    114,082,000.00         0                        0        0                0                 0
              1        15-May-03    114,082,000.00         0               178,481.29        0                0             2.682
              2        15-Jun-03    114,082,000.00         0               254,973.27        0                0             2.682
              3        15-Jul-03    114,082,000.00         0               254,973.27        0                0             2.682
              4        15-Aug-03    114,082,000.00         0               254,973.27        0                0             2.682
              5        15-Sep-03    114,082,000.00         0               254,973.27        0                0             2.682
              6        15-Oct-03    114,082,000.00         0               254,973.27        0                0             2.682
              7        15-Nov-03    114,082,000.00         0               254,973.27        0                0             2.682
              8        15-Dec-03    114,082,000.00         0               254,973.27        0                0             2.682
              9        15-Jan-04    114,082,000.00         0               254,973.27        0                0             2.682
             10        15-Feb-04    114,082,000.00         0               254,973.27        0                0             2.682
             11        15-Mar-04    114,082,000.00         0               254,973.27        0                0             2.682
             12        15-Apr-04    114,082,000.00         0               254,973.27        0                0             2.682
             13        15-May-04    114,082,000.00         0               254,973.27        0                0             2.682
             14        15-Jun-04    114,082,000.00         0               254,973.27        0                0             2.682
             15        15-Jul-04    114,082,000.00         0               254,973.27        0                0             2.682
             16        15-Aug-04    114,082,000.00         0               254,973.27        0                0             2.682
             17        15-Sep-04    114,082,000.00         0               254,973.27        0                0             2.682
             18        15-Oct-04    114,082,000.00         0               254,973.27        0                0             2.682
             19        15-Nov-04    114,082,000.00         0               254,973.27        0                0             2.682
             20        15-Dec-04    114,082,000.00         0               254,973.27        0                0             2.682
             21        15-Jan-05    114,082,000.00         0               254,973.27        0                0             2.682
             22        15-Feb-05    114,082,000.00         0               254,973.27        0                0             2.682
             23        15-Mar-05    114,082,000.00         0               254,973.27        0                0             2.682
             24        15-Apr-05    114,082,000.00         0               254,973.27        0                0             2.682
             25        15-May-05    114,082,000.00         0               254,973.27        0                0             2.682
             26        15-Jun-05    114,082,000.00         0               254,973.27        0                0             2.682
             27        15-Jul-05    114,082,000.00         0               254,973.27        0                0             2.682
             28        15-Aug-05    114,082,000.00         0               254,973.27        0                0             2.682
             29        15-Sep-05    114,082,000.00         0               254,973.27        0                0             2.682
             30        15-Oct-05    114,082,000.00         0               254,973.27        0                0             2.682
             31        15-Nov-05    111,921,301.31         0               254,973.27        0                0             2.682
             32        15-Dec-05    104,185,884.43         0               250,144.11        0                0             2.682
             33        15-Jan-06     96,704,740.15         0               232,855.45        0                0             2.682
             34        15-Feb-06     89,480,318.29         0               216,135.09        0                0             2.682
             35        15-Mar-06     82,515,089.48         0               199,988.51        0                0             2.682
             36        15-Apr-06     75,811,545.30         0               184,421.22        0                0             2.682
             37        15-May-06     69,372,198.48         0               169,438.80        0                0             2.682
             38        15-Jun-06     63,199,583.03         0               155,046.86        0                0             2.682
             39        15-Jul-06     57,296,254.44         0               141,251.07        0                0             2.682
             40        15-Aug-06     51,664,789.86         0               128,057.13        0                0             2.682
             41        15-Sep-06                 0         0               115,470.81        0                0             2.682



GSAL0301 - CashflowsB

  Period        Date       Principal     Interest       Cash Flow        Balance           Begin
                                                                                          Notional
                                                                                          Balance
Total                     17,148,000.00   919,405.34   18,067,405.34

          0     24-Apr-03            0             0               0   17,148,000.00                  0
          1     15-May-03            0     25,887.76       25,887.76   17,148,000.00      17,148,000.00
          2     15-Jun-03            0     36,982.52       36,982.52   17,148,000.00      17,148,000.00
          3     15-Jul-03            0     36,982.52       36,982.52   17,148,000.00      17,148,000.00
          4     15-Aug-03            0     36,982.52       36,982.52   17,148,000.00      17,148,000.00
          5     15-Sep-03            0     36,982.52       36,982.52   17,148,000.00      17,148,000.00
          6     15-Oct-03            0     36,982.52       36,982.52   17,148,000.00      17,148,000.00
          7     15-Nov-03            0     36,982.52       36,982.52   17,148,000.00      17,148,000.00
          8     15-Dec-03            0     36,982.52       36,982.52   17,148,000.00      17,148,000.00
          9     15-Jan-04   285,491.91     36,982.52      322,474.43   16,862,508.09      17,148,000.00
         10     15-Feb-04   824,001.36     36,366.81      860,368.17   16,038,506.73      16,862,508.09
         11     15-Mar-04   611,573.69     34,589.71      646,163.40   15,426,933.04      16,038,506.73
         12     15-Apr-04   601,464.77     33,270.75      634,735.52   14,825,468.26      15,426,933.04
         13     15-May-04   591,255.95     31,973.59      623,229.54   14,234,212.31      14,825,468.26
         14     15-Jun-04   580,946.37     30,698.45      611,644.82   13,653,265.95      14,234,212.31
         15     15-Jul-04   570,535.16     29,445.54      599,980.70   13,082,730.79      13,653,265.95
         16     15-Aug-04   560,021.45     28,215.09      588,236.54   12,522,709.34      13,082,730.79
         17     15-Sep-04   549,404.37     27,007.31      576,411.68   11,973,304.97      12,522,709.34
         18     15-Oct-04   538,683.02     25,822.43      564,505.45   11,434,621.95      11,973,304.97
         19     15-Nov-04   527,856.52     24,660.67      552,517.19   10,906,765.43      11,434,621.95
         20     15-Dec-04   516,923.97     23,522.26      540,446.23   10,389,841.46      10,906,765.43
         21     15-Jan-05   505,884.45     22,407.42      528,291.88    9,883,957.00      10,389,841.46
         22     15-Feb-05   494,737.06     21,316.40      516,053.46    9,389,219.94       9,883,957.00
         23     15-Mar-05   483,480.87     20,249.42      503,730.29    8,905,739.07       9,389,219.94
         24     15-Apr-05   472,114.96     19,206.71      491,321.67    8,433,624.11       8,905,739.07
         25     15-May-05   460,638.38     18,188.52      478,826.89    7,972,985.74       8,433,624.11
         26     15-Jun-05   449,050.19     17,195.07      466,245.26    7,523,935.55       7,972,985.74
         27     15-Jul-05   437,349.45     16,226.62      453,576.07    7,086,586.10       7,523,935.55
         28     15-Aug-05   425,535.18     15,283.40      440,818.59    6,661,050.92       7,086,586.10
         29     15-Sep-05   413,606.43     14,365.67      427,972.10    6,247,444.48       6,661,050.92
         30     15-Oct-05   401,562.23     13,473.66      415,035.88    5,845,882.26       6,247,444.48
         31     15-Nov-05   389,401.58     12,607.62      402,009.20    5,456,480.68       5,845,882.26
         32     15-Dec-05   377,123.50     11,767.81      388,891.31    5,079,357.18       5,456,480.68
         33     15-Jan-06   364,726.99     10,954.48      375,681.47    4,714,630.19       5,079,357.18
         34     15-Feb-06   352,211.04     10,167.89      362,378.93    4,362,419.15       4,714,630.19
         35     15-Mar-06   339,574.65      9,408.28      348,982.93    4,022,844.50       4,362,419.15
         36     15-Apr-06   326,816.78      8,675.93      335,492.71    3,696,027.72       4,022,844.50
         37     15-May-06   313,936.41      7,971.10      321,907.51    3,382,091.31       3,696,027.72
         38     15-Jun-06   300,932.50      7,294.04      308,226.54    3,081,158.81       3,382,091.31
         39     15-Jul-06   692,151.48      6,645.03      698,796.51    2,389,007.33       3,081,158.81
         40     15-Aug-06   753,415.90      5,152.29      758,568.19    1,635,591.44       2,389,007.33
         41     15-Sep-06 1,635,591.44      3,527.43    1,639,118.86               0       1,635,591.44

(TABLE CONTINUED)

  Period        Date            End            Princ       Accrued      Interest        Accum        Coupon
                              Notional       Writedown     Interest     Shortfall     Interest
                              Balance                                                 Shortfall

Total                                            0         919,405.34       0

          0     24-Apr-03    17,148,000.00       0                  0       0             0                   0
          1     15-May-03    17,148,000.00       0          25,887.76       0             0               2.588
          2     15-Jun-03    17,148,000.00       0          36,982.52       0             0               2.588
          3     15-Jul-03    17,148,000.00       0          36,982.52       0             0               2.588
          4     15-Aug-03    17,148,000.00       0          36,982.52       0             0               2.588
          5     15-Sep-03    17,148,000.00       0          36,982.52       0             0               2.588
          6     15-Oct-03    17,148,000.00       0          36,982.52       0             0               2.588
          7     15-Nov-03    17,148,000.00       0          36,982.52       0             0               2.588
          8     15-Dec-03    17,148,000.00       0          36,982.52       0             0               2.588
          9     15-Jan-04    16,862,508.09       0          36,982.52       0             0               2.588
         10     15-Feb-04    16,038,506.73       0          36,366.81       0             0               2.588
         11     15-Mar-04    15,426,933.04       0          34,589.71       0             0               2.588
         12     15-Apr-04    14,825,468.26       0          33,270.75       0             0               2.588
         13     15-May-04    14,234,212.31       0          31,973.59       0             0               2.588
         14     15-Jun-04    13,653,265.95       0          30,698.45       0             0               2.588
         15     15-Jul-04    13,082,730.79       0          29,445.54       0             0               2.588
         16     15-Aug-04    12,522,709.34       0          28,215.09       0             0               2.588
         17     15-Sep-04    11,973,304.97       0          27,007.31       0             0               2.588
         18     15-Oct-04    11,434,621.95       0          25,822.43       0             0               2.588
         19     15-Nov-04    10,906,765.43       0          24,660.67       0             0               2.588
         20     15-Dec-04    10,389,841.46       0          23,522.26       0             0               2.588
         21     15-Jan-05     9,883,957.00       0          22,407.42       0             0               2.588
         22     15-Feb-05     9,389,219.94       0          21,316.40       0             0               2.588
         23     15-Mar-05     8,905,739.07       0          20,249.42       0             0               2.588
         24     15-Apr-05     8,433,624.11       0          19,206.71       0             0               2.588
         25     15-May-05     7,972,985.74       0          18,188.52       0             0               2.588
         26     15-Jun-05     7,523,935.55       0          17,195.07       0             0               2.588
         27     15-Jul-05     7,086,586.10       0          16,226.62       0             0               2.588
         28     15-Aug-05     6,661,050.92       0          15,283.40       0             0               2.588
         29     15-Sep-05     6,247,444.48       0          14,365.67       0             0               2.588
         30     15-Oct-05     5,845,882.26       0          13,473.66       0             0               2.588
         31     15-Nov-05     5,456,480.68       0          12,607.62       0             0               2.588
         32     15-Dec-05     5,079,357.18       0          11,767.81       0             0               2.588
         33     15-Jan-06     4,714,630.19       0          10,954.48       0             0               2.588
         34     15-Feb-06     4,362,419.15       0          10,167.89       0             0               2.588
         35     15-Mar-06     4,022,844.50       0           9,408.28       0             0               2.588
         36     15-Apr-06     3,696,027.72       0           8,675.93       0             0               2.588
         37     15-May-06     3,382,091.31       0           7,971.10       0             0               2.588
         38     15-Jun-06     3,081,158.81       0           7,294.04       0             0               2.588
         39     15-Jul-06     2,389,007.33       0           6,645.03       0             0               2.588
         40     15-Aug-06     1,635,591.44       0           5,152.29       0             0               2.588
         41     15-Sep-06                0       0           3,527.43       0             0               2.588



GSAL0301 - CashflowsC

 Period       Date        Principal      Interest      Cash Flow        Balance            Begin
                                                                                          Notional
                                                                                          Balance
Total                     9,233,000.00    616,213.78   9,849,213.78
        0     24-Apr-03              0             0              0    9,233,000.00                    0
        1     15-May-03              0     19,163.09      19,163.09    9,233,000.00         9,233,000.00
        2     15-Jun-03              0     27,375.85      27,375.85    9,233,000.00         9,233,000.00
        3     15-Jul-03              0     27,375.85      27,375.85    9,233,000.00         9,233,000.00
        4     15-Aug-03              0     27,375.85      27,375.85    9,233,000.00         9,233,000.00
        5     15-Sep-03              0     27,375.85      27,375.85    9,233,000.00         9,233,000.00
        6     15-Oct-03              0     27,375.85      27,375.85    9,233,000.00         9,233,000.00
        7     15-Nov-03              0     27,375.85      27,375.85    9,233,000.00         9,233,000.00
        8     15-Dec-03              0     27,375.85      27,375.85    9,233,000.00         9,233,000.00
        9     15-Jan-04              0     27,375.85      27,375.85    9,233,000.00         9,233,000.00
       10     15-Feb-04     592,630.93     27,375.85     620,006.78    8,640,369.07         9,233,000.00
       11     15-Mar-04     782,245.42     25,618.69     807,864.11    7,858,123.65         8,640,369.07
       12     15-Apr-04     769,315.41     23,299.34     792,614.74    7,088,808.24         7,858,123.65
       13     15-May-04     468,244.38     21,018.32     489,262.69    6,620,563.87         7,088,808.24
       14     15-Jun-04     270,207.61     19,629.97     289,837.58    6,350,356.25         6,620,563.87
       15     15-Jul-04     265,365.19     18,828.81     284,194.00    6,084,991.07         6,350,356.25
       16     15-Aug-04     260,475.09     18,042.00     278,517.09    5,824,515.97         6,084,991.07
       17     15-Sep-04     255,536.92     17,269.69     272,806.60    5,568,979.06         5,824,515.97
       18     15-Oct-04     250,550.24     16,512.02     267,062.27    5,318,428.81         5,568,979.06
       19     15-Nov-04     245,514.66     15,769.14     261,283.80    5,072,914.15         5,318,428.81
       20     15-Dec-04     240,429.75     15,041.19     255,470.94    4,832,484.40         5,072,914.15
       21     15-Jan-05     235,295.09     14,328.32     249,623.41    4,597,189.30         4,832,484.40
       22     15-Feb-05     230,110.26     13,630.67     243,740.93    4,367,079.04         4,597,189.30
       23     15-Mar-05     224,874.82     12,948.39     237,823.21    4,142,204.22         4,367,079.04
       24     15-Apr-05     219,588.35     12,281.64     231,869.99    3,922,615.87         4,142,204.22
       25     15-May-05     214,250.41     11,630.56     225,880.96    3,708,365.46         3,922,615.87
       26     15-Jun-05     208,860.55     10,995.30     219,855.86    3,499,504.90         3,708,365.46
       27     15-Jul-05     203,418.35     10,376.03     213,794.38    3,296,086.56         3,499,504.90
       28     15-Aug-05     197,923.34      9,772.90     207,696.24    3,098,163.22         3,296,086.56
       29     15-Sep-05     192,375.09      9,186.05     201,561.14    2,905,788.13         3,098,163.22
       30     15-Oct-05     186,773.13      8,615.66     195,388.79    2,719,015.00         2,905,788.13
       31     15-Nov-05     181,117.01      8,061.88     189,178.89    2,537,897.99         2,719,015.00
       32     15-Dec-05     175,406.28      7,524.87     182,931.15    2,362,491.71         2,537,897.99
       33     15-Jan-06     169,640.46      7,004.79     176,645.25    2,192,851.25         2,362,491.71
       34     15-Feb-06     163,819.09      6,501.80     170,320.89    2,029,032.16         2,192,851.25
       35     15-Mar-06     288,920.87      6,016.08     294,936.95    1,740,111.29         2,029,032.16
       36     15-Apr-06     570,029.27      5,159.43     575,188.70    1,170,082.02         1,740,111.29
       37     15-May-06     547,563.51      3,469.29     551,032.80      622,518.51         1,170,082.02
       38     15-Jun-06     524,882.27      1,845.77     526,728.03       97,636.25           622,518.51
       39     15-Jul-06      97,636.25        289.49      97,925.74               0            97,636.25

(TABLE CONTINUED)

 Period       Date                End              Princ          Accrued        Interest           Accum        Coupon
                               Notional          Writedown        Interest       Shortfall        Interest
                                Balance                                                           Shortfall
Total                                                0             616,213.78        0

        0     24-Apr-03          9,233,000.00        0                      0        0                0                0
        1     15-May-03          9,233,000.00        0              19,163.09        0                0            3.558
        2     15-Jun-03          9,233,000.00        0              27,375.85        0                0            3.558
        3     15-Jul-03          9,233,000.00        0              27,375.85        0                0            3.558
        4     15-Aug-03          9,233,000.00        0              27,375.85        0                0            3.558
        5     15-Sep-03          9,233,000.00        0              27,375.85        0                0            3.558
        6     15-Oct-03          9,233,000.00        0              27,375.85        0                0            3.558
        7     15-Nov-03          9,233,000.00        0              27,375.85        0                0            3.558
        8     15-Dec-03          9,233,000.00        0              27,375.85        0                0            3.558
        9     15-Jan-04          9,233,000.00        0              27,375.85        0                0            3.558
       10     15-Feb-04          8,640,369.07        0              27,375.85        0                0            3.558
       11     15-Mar-04          7,858,123.65        0              25,618.69        0                0            3.558
       12     15-Apr-04          7,088,808.24        0              23,299.34        0                0            3.558
       13     15-May-04          6,620,563.87        0              21,018.32        0                0            3.558
       14     15-Jun-04          6,350,356.25        0              19,629.97        0                0            3.558
       15     15-Jul-04          6,084,991.07        0              18,828.81        0                0            3.558
       16     15-Aug-04          5,824,515.97        0              18,042.00        0                0            3.558
       17     15-Sep-04          5,568,979.06        0              17,269.69        0                0            3.558
       18     15-Oct-04          5,318,428.81        0              16,512.02        0                0            3.558
       19     15-Nov-04          5,072,914.15        0              15,769.14        0                0            3.558
       20     15-Dec-04          4,832,484.40        0              15,041.19        0                0            3.558
       21     15-Jan-05          4,597,189.30        0              14,328.32        0                0            3.558
       22     15-Feb-05          4,367,079.04        0              13,630.67        0                0            3.558
       23     15-Mar-05          4,142,204.22        0              12,948.39        0                0            3.558
       24     15-Apr-05          3,922,615.87        0              12,281.64        0                0            3.558
       25     15-May-05          3,708,365.46        0              11,630.56        0                0            3.558
       26     15-Jun-05          3,499,504.90        0              10,995.30        0                0            3.558
       27     15-Jul-05          3,296,086.56        0              10,376.03        0                0            3.558
       28     15-Aug-05          3,098,163.22        0               9,772.90        0                0            3.558
       29     15-Sep-05          2,905,788.13        0               9,186.05        0                0            3.558
       30     15-Oct-05          2,719,015.00        0               8,615.66        0                0            3.558
       31     15-Nov-05          2,537,897.99        0               8,061.88        0                0            3.558
       32     15-Dec-05          2,362,491.71        0               7,524.87        0                0            3.558
       33     15-Jan-06          2,192,851.25        0               7,004.79        0                0            3.558
       34     15-Feb-06          2,029,032.16        0               6,501.80        0                0            3.558
       35     15-Mar-06          1,740,111.29        0               6,016.08        0                0            3.558
       36     15-Apr-06          1,170,082.02        0               5,159.43        0                0            3.558
       37     15-May-06            622,518.51        0               3,469.29        0                0            3.558
       38     15-Jun-06             97,636.25        0               1,845.77        0                0            3.558
       39     15-Jul-06                     0        0                 289.49        0                0            3.558

Curve as of 4/7/03

                COUP         PRICE           LibStaSpr
                ---------------------------------------------
A2                 1.465           100                   3.7
                ---------------------------------------------
A3                 2.049           100                   7.4
                ---------------------------------------------
A4                 2.683           100                   8.5
                ---------------------------------------------
B                  2.594           100                  40.9
                ---------------------------------------------
C                  3.574           100                 148.2
                ---------------------------------------------
Disclaimer:

This material has been prepared specifically for you by the Fixed Income
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


A)    Wal and Principal Windows @ 1.5abs

      B Class          Call            No Call                        C Class           Call            No Call
                       ---------------------------------                                ---------------------------------
      WAL               2.072            2.077                        WAL                1.876            1.876
                       ---------------------------------                                ---------------------------------
      PrincW           01/04-09/06     01/04-11/06                    PrincW            02/04-07/06     02/04-07/06
                       ---------------------------------                                ---------------------------------


B)    Sequential Structure

      B Class          Call            No Call                        C Class           Call            No Call
                       ---------------------------------                                ---------------------------------
      WAL               3.392           3.705                         WAL               3.392            3.959
                       ---------------------------------                                ---------------------------------
      PrincW           09/06-09/06     11/06-03/07                    PrincW            09/06-09/06     03/07-05/07
                       ---------------------------------                                ---------------------------------


C)    Sequential till period 24, pro-rata thereafter; To the Call

                       B Class         C Class
                       ---------------------------------
      WAL                        2.479            2.342
                       ---------------------------------
      PrincW           06/05-09/06     05/05-06/06
                       ---------------------------------


D)    Pro-rata to period 18, sequential thereafter, To the Call

                       B Class         C Class
                       ---------------------------------
      WAL                        2.621            2.394
                       ---------------------------------
      Pro-rata         01/04-10/04     02/04-10/04
                       ---------------------------------
      Seq              09/06-09/06     09/06-09/06
                       ---------------------------------

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